UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21558

                          Pioneer Short Term Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2017 through February 28, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                     Pioneer Short Term
                     Income Fund

--------------------------------------------------------------------------------
                     Semiannual Report | February 28, 2018
--------------------------------------------------------------------------------

                     Ticker Symbols:
                     Class A    STABX
                     Class C    PSHCX
                     Class C2   STIIX
                     Class K    STIKX
                     Class Y    PSHYX

                     [LOGO]   Amundi Pioneer
                              ==============
                            ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          74

Notes to Financial Statements                                                 83

Trustees, Officers and Service Providers                                      95

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. The market did recover from its initial slump, but this year's significant fluctuations have served to remind investors that even the strongest "bulls" cannot run forever.

Our view is that the pause in the market's near-continuous upward momentum over the previous 15 months presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product (GDP) growth. In fact, GDP growth in the U.S. remained well above 2% in the fourth quarter of 2017, after rising to better than 3% in the second and third quarters.

In the fixed-income markets, we believe investors should consider positioning their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the benefits of investing in companies with sustainable business models. Over its nine decades of existence - a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes - the Fund has been well-served by this investment approach.

2 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
February 28, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 3

Portfolio Management Discussion | 2/28/18

In the following interview, portfolio managers Charles Melchreit and Seth Roman discuss the factors that influenced the performance of Pioneer Short Term Income Fund during the six-month period ended February 28, 2018. Mr. Melchreit, Senior Managing Director, Deputy Head of Fixed Income, U.S., and a portfolio manager at Amundi Pioneer Asset Management ("Amundi Pioneer"), and Mr. Roman, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the daily management of the Fund.

Q How did the Fund perform during the six-month period ended February 28, 2018?

A Pioneer Short Term Income Fund's Class A shares returned -0.19% at net asset value during the six-month period ended February 28, 2018, while the Fund's benchmark, the Bloomberg Barclays One- to Three-Year Government/Credit Bond Index, returned -0.69%. During the same period, the average return of the 545 mutual funds in Morningstar's Short-Term Bond Funds category was -0.50%.

Q How would you describe the market environment for fixed-income investors during the six-month period ended February 28, 2018?

A For much of the period, sentiment in the bond market was supported by robust corporate earnings, a positive macroeconomic backdrop, and a largely restrained approach to normalizing interest rates on the part of the U.S. Federal Reserve (the Fed).

     In September of 2017, the Fed announced that it would begin the gradual tapering of its mortgage-backed security (MBS) and Treasury holdings in October. While less-supportive monetary policy and resulting higher interest rates are generally not favorable for credit-sensitive assets such as corporate bonds, the Fed's tapering plan had been extensively foreshadowed, and so the market's reaction to the announcement of the launch date was muted. December 2017 would see the Fed implement its third incremental interest-rate hike of the calendar year, which was essentially in line with expectations heading into 2017. As the calendar year drew to a close, Congress passed legislation lowering the statutory corporate tax rate from 35% to 21% while also allowing the immediate expensing of certain capital expenditures. The news further boosted investor sentiment in the credit markets.

4 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

     As January 2018 progressed, longer-term Treasury yields, which had been relatively stable in 2017 even as the short end of the yield curve rose notably, began to drift higher. Against a backdrop of arguably full employment and U.S. gross domestic product (GDP) growth consistently in the 3% range, the Fed began to signal a more hawkish stance. Over the full six-month period, Treasury yields finished higher across all bond maturities and credit-oriented segments of the market outperformed interest-rate-sensitive segments, particularly Treasuries. To illustrate, the two-year Treasury yield rose from 1.33% to 2.25% during the period, while the five-year yield rose from 1.70% to 2.65%, and the 10-year yield rose from 2.12% to 2.87%.

Q Can you review your principal investment strategies in managing the Fund during the six-month period ended February 28, 2018, and how those strategies affected performance relative to the Fund's benchmark?

A The Fund's significant underweighting of U.S. Treasuries relative to its benchmark contributed positively to performance during the period, as spread sectors outperformed over the six months. In addition, within its non-Treasury holdings, the Fund was overweight versus the benchmark with respect to price sensitivity to changes in credit spreads, which also aided relative returns as spreads tightened over the period. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

     Specific positive contributors to the Fund's benchmark-relative performance included the portfolio's exposures to a number of sectors that are not included in the benchmark Bloomberg Barclays One- to Three-Year Government/Credit Bond Index (the Bloomberg Barclays Index). In that vein, the Fund's allocation to securitized sectors was a leading contributor to performance. In particular, an allocation to asset-backed securities (ABS), such as those backed by home equity loans, auto loans, and credit card receivables, aided relative performance. Within ABS, we continue to view issues backed by credit card receivables as being particular beneficiaries of the ongoing improvement in consumer balance sheets. Meanwhile, we have been taking a more cautious stance with respect to investing in sub-prime auto loans.

     Holdings of floating-rate commercial MBS also contributed to relative returns within the Fund's allocation to securitized holdings, driven largely by exposure to hospitality-related issues. The Fund's position in non-agency collateralized mortgage obligations (CMOs) was another positive

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 5 contributor to benchmark-relative performance during the period, due to the continued favorable supply/demand dynamics of the sector. Exposure to floating-rate bank loans also aided the Fund's benchmark-relative returns, as the asset class benefited from continued strong fundamentals and low default rates as well as the outlook for rising interest rates. With most bank loans trading over par (face) value, however, we are taking care to manage the Fund's exposure to refinancing risk.

     The Fund maintained a modest position in catastrophe bonds (or "cat bonds") during the period. Cat bonds are used by insurers to spread out the risk of having to pay damage claims due to major disasters such as floods or earthquakes. While cat bonds can offer the portfolio a valuable source of diversification* and incremental income, they struggled during the six-month period in the wake of a severe 2017 Atlantic hurricane season, a
     7.1 magnitude earthquake in Mexico, and severe California wild fires, all of which occurred during the late-summer and early fall of 2017 and generated numerous damage claims. Despite the problems the asset class faced during the period, we continue to view modest strategic exposure to cat bonds in the portfolio as helping to improve the Fund's long-term total return profile.

     The Fund has been conservatively positioned with respect to overall portfolio duration and corresponding sensitivity to changes in interest rates, given the outlook for the Fed to continue raising its benchmark short-term rate. In keeping the short-duration position relative to the Fund's benchmark, we accepted the loss of some income generation in exchange for improved price stability should interest rates rise. The short-duration stance contributed to the Fund's returns relative to the benchmark during the period as rates all along the yield curve ended the six months higher than where they began. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to changes in interest rates, expressed as a number of years.)

Q Can you discuss the factors that affected the Fund's income-generation during the six-month period ended February 28, 2018?

A As described earlier, our decision to focus the portfolio's investments on securities with shorter maturities in an attempt to minimize exposure to any future rise in rates acted as a constraint on the Fund's income generation during the period. On the positive side, the yields on many floating-rate issues held in the Fund were reset higher during the period following the Fed's rate hikes.

*     Diversification does not assure a profit nor protect against loss.

6 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

Q What role did derivatives play in the Fund's investment process and results during the six-month period ended February 28, 2018?

A We used futures contracts to manage the overall duration of the portfolio, and to express views on relative value along the yield curve. The use of derivatives during the period detracted from the Fund's performance, given that the securities were used to add duration during a rising-rate environment.

Q    What is your assessment of the current climate for fixed-income investing?

A We continue to manage the Fund with the expectation that interest rates are ultimately headed higher, with a below-benchmark overall duration and approximately half of the portfolio invested in floating-rate assets as of the end of the period. In broad terms, we prefer to position the portfolio with an eye toward limiting the potential impact should the economy outperform and the Fed's rate hikes exceed current expectations. The Fund's overall duration at the end of February 2018 was 1.50 years, compared with
     1.96 years for the Bloomberg Barclays Index.

     We continue to see little value in U.S. Treasuries at current yield levels, and are keeping only a modest Treasury position in the Fund to supply liquidity should future market conditions require it. That said, we will be watching Treasury yields closely as the Fed continues to raise interest rates.

     Credit spreads remain tight by historical standards, and we are closely monitoring the Fund's holdings to ensure that the payments we receive are commensurate with the risk being assumed, rather than simply reaching for yield. In broad terms, the Fund has an up-in-quality bias within each credit sector. We view structured securities in general as being more attractively valued than corporate securities. Overall investment-grade corporate spreads stand near post-crisis lows, and reflect lower quality and overall longer duration relative to their historical levels. While those factors are counterbalanced by strong fundamentals, we believe corporate bonds face greater downside risk should market volatility increase in the wake of unexpected changes in central-bank policies or a slowdown in global economic growth.

     As always, we will continue to monitor macroeconomic factors that have the potential to affect the markets, while remaining principally focused on adding value to the Fund at the individual security level.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 7

Please refer to the Schedule of Investments on pages 19-73 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

8 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 9

Portfolio Summary | 2/28/18

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                                        29.7%
U.S. Corporate Bonds                                                       27.0%
Asset Backed Securities                                                    16.1%
International Corporate Bonds                                              14.5%
U.S. Government and Agency Obligations                                      7.4%
Senior Secured Floating Rate Loan Interests                                 5.3%

* Includes investments in Insurance-Linked Securities totaling 5.9% of total long-term holdings.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. U.S. Treasury Notes, 2.25%, 2/29/20                                               0.78%
------------------------------------------------------------------------------------------
 2. U.S. Treasury Notes, 1.125%, 8/31/21                                              0.76
------------------------------------------------------------------------------------------
 3. U.S. Treasury Notes, 2.25%, 7/31/21                                               0.63
------------------------------------------------------------------------------------------
 4. Chase Issuance Trust, Series 2016-A1, Class A, 1.998%
    (1 Month USD LIBOR + 41 bps), 5/17/21                                             0.52
------------------------------------------------------------------------------------------
 5. U.S. Treasury Notes, 1.125%, 4/30/20                                              0.51
------------------------------------------------------------------------------------------
 6. U.S. Treasury Notes, 2.0%, 8/31/21                                                0.49
------------------------------------------------------------------------------------------
 7. U.S. Treasury Notes, 1.125%, 7/31/21                                              0.43
------------------------------------------------------------------------------------------
 8. Rockwell Collins, Inc., 1.95%, 7/15/19                                            0.40
------------------------------------------------------------------------------------------
 9. Federal Home Loan Mortgage Corp. REMICS, Series 3997, Class DG, 2.5%, 5/15/30     0.38
------------------------------------------------------------------------------------------
10. U.S. Treasury Notes, 0.75%, 7/15/19                                               0.38
------------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

Prices and Distributions | 2/28/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      2/28/18                        8/31/17
--------------------------------------------------------------------------------
           A                         $9.42                          $9.54
--------------------------------------------------------------------------------
           C                         $9.40                          $9.53
--------------------------------------------------------------------------------
          C2                         $9.40                          $9.53
--------------------------------------------------------------------------------
           K                         $9.43                          $9.56
--------------------------------------------------------------------------------
           Y                         $9.40                          $9.52
--------------------------------------------------------------------------------

Distributions per Share: 9/1/17-2/28/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment         Short-Term           Long-Term
         Class            Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A             $0.1016               $  --               $  --
--------------------------------------------------------------------------------
           C             $0.0907               $  --               $  --
--------------------------------------------------------------------------------
          C2             $0.0902               $  --               $  --
--------------------------------------------------------------------------------
           K             $0.1175               $  --               $  --
--------------------------------------------------------------------------------
           Y             $0.1115               $  --               $  --
--------------------------------------------------------------------------------

The Bloomberg Barclays One- to Three-Year Government/Credit Index is an unmanaged measure of the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 11

Performance Update | 2/28/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Short Term Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2018)
--------------------------------------------------------------------------------
                                              Bloomberg
                                              Barclays
                    Net          Public       One- to
                    Asset        Offering     Three-Year
                    Value        Price        Government/
Period              (NAV)        (POP)*       Credit Index
--------------------------------------------------------------------------------
10 years            2.30%         2.04%       1.55%
5 years             1.15          0.65        0.74
1 year              0.80         -1.76        0.13
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.84%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                      Bloomberg Barclays
                        Pioneer Short Term            One- to Three-Year
                        Income Fund                   Government/Credit Index
2/08                    $  9,750                      $ 10,000
2/09                    $  9,343                      $ 10,236
2/10                    $ 10,475                      $ 10,723
2/11                    $ 10,911                      $ 10,936
2/12                    $ 11,168                      $ 11,128
2/13                    $ 11,560                      $ 11,246
2/14                    $ 11,717                      $ 11,338
2/15                    $ 11,825                      $ 11,428
2/16                    $ 11,865                      $ 11,532
2/17                    $ 12,142                      $ 11,650
2/18                    $ 12,239                      $ 11,666

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share.

* POP returns shown above reflect the deduction of the maximum 2.50% front-end sales charge on Class A shares purchased prior to February 5, 2018.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

Performance Update | 2/28/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2018)
--------------------------------------------------------------------------------
                                            Bloomberg
                                            Barclays
                                            One- to
                                            Three-Year
                    If          If          Government/
Period              Held        Redeemed    Credit Index
--------------------------------------------------------------------------------
10 years            1.74%       1.74%       1.55%
5 years             0.86        0.86        0.74
1 year              0.57        0.57        0.13
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.05%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                      Bloomberg Barclays
                        Pioneer Short Term            One- to Three-Year
                        Income Fund                   Government/Credit Index
2/08                    $ 10,000                      $ 10,000
2/09                    $  9,504                      $ 10,236
2/10                    $ 10,566                      $ 10,723
2/11                    $ 10,920                      $ 10,936
2/12                    $ 11,082                      $ 11,128
2/13                    $ 11,393                      $ 11,246
2/14                    $ 11,492                      $ 11,338
2/15                    $ 11,581                      $ 11,428
2/16                    $ 11,581                      $ 11,532
2/17                    $ 11,821                      $ 11,650
2/18                    $ 11,889                      $ 11,666

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year were subject to a 1% contingent deferred sales charge (CDSC) through July 31, 2013. The CDSC for Class C shares was eliminated effective August 1, 2013. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 13

Performance Update | 2/28/18                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2018)
--------------------------------------------------------------------------------
                                            Bloomberg
                                            Barclays
                                            One- to
                                            Three-Year
                    If          If          Government/
Period              Held        Redeemed    Credit Index
--------------------------------------------------------------------------------
10 years            1.75%       1.75%       1.55%
5 years             0.87        0.87        0.74
1 year              0.56        0.56        0.13
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.05%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                      Bloomberg Barclays
                        Pioneer Short Term            One- to Three-Year
                        Income Fund                   Government/Credit Index
2/08                    $ 10,000                      $ 10,000
2/09                    $  9,504                      $ 10,236
2/10                    $ 10,566                      $ 10,723
2/11                    $ 10,920                      $ 10,936
2/12                    $ 11,082                      $ 11,128
2/13                    $ 11,393                      $ 11,246
2/14                    $ 11,497                      $ 11,338
2/15                    $ 11,589                      $ 11,428
2/16                    $ 11,590                      $ 11,532
2/17                    $ 11,833                      $ 11,650
2/18                    $ 11,898                      $ 11,666

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for periods prior to the inception of Class C2 shares on August 1, 2013 is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses.

"If Held" results represent the percent change in net asset value per share. Class C2 shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Redeemed" returns for Class C2 shares shown in the table above reflect the deduction of the 1% CDSC. Class C2 shares held for one year or more are not subject to a CDSC. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

Performance Update | 2/28/18                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2018)
--------------------------------------------------------------------------------
                                    Bloomberg
                                    Barclays
                    Net             One- to
                    Asset           Three-Year
                    Value           Government/
Period              (NAV)           Credit Index
--------------------------------------------------------------------------------
10 years            2.41%           1.55%
5 years             1.38            0.74
1 year              1.13            0.13
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.49%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                      Bloomberg Barclays
                        Pioneer Short Term            One- to Three-Year
                        Income Fund                   Government/Credit Index
2/08                    $ 5,000,000                   $ 5,000,000
2/09                    $ 4,791,814                   $ 5,118,082
2/10                    $ 5,371,007                   $ 5,361,701
2/11                    $ 5,594,655                   $ 5,467,973
2/12                    $ 5,725,891                   $ 5,563,864
2/13                    $ 5,927,028                   $ 5,623,047
2/14                    $ 6,007,034                   $ 5,668,841
2/15                    $ 6,067,807                   $ 5,714,229
2/16                    $ 6,108,266                   $ 5,766,196
2/17                    $ 6,275,953                   $ 5,824,995
2/18                    $ 6,346,927                   $ 5,832,777

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 15

Performance Update | 2/28/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2018)
--------------------------------------------------------------------------------
                                    Bloomberg
                                    Barclays
                   Net              One- to
                   Asset            Three-Year
                   Value            Government/
Period             (NAV)            Credit Index
--------------------------------------------------------------------------------
10 years           2.57%            1.55%
5 years            1.38             0.74
1 year             1.01             0.13
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.61%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                      Bloomberg Barclays
                        Pioneer Short Term            One- to Three-Year
                        Income Fund                   Government/Credit Index
2/08                    $ 5,000,000                   $ 5,000,000
2/09                    $ 4,798,610                   $ 5,118,082
2/10                    $ 5,400,622                   $ 5,361,701
2/11                    $ 5,644,894                   $ 5,467,973
2/12                    $ 5,792,612                   $ 5,563,864
2/13                    $ 6,015,585                   $ 5,623,047
2/14                    $ 6,114,611                   $ 5,668,841
2/15                    $ 6,185,781                   $ 5,714,229
2/16                    $ 6,213,421                   $ 5,766,196
2/17                    $ 6,378,181                   $ 5,824,995
2/18                    $ 6,442,678                   $ 5,832,777

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from September 1, 2017, through February 28, 2018.

--------------------------------------------------------------------------------------
Share Class                  A            C            C2            K           Y
--------------------------------------------------------------------------------------
Beginning Account       $ 1,000.00   $ 1,000.00   $ 1,000.00    $ 1,000.00  $ 1,000.00
Value on 9/1/17
--------------------------------------------------------------------------------------
Ending Account          $   998.10   $   995.90   $   995.80    $   998.70  $   999.10
Value (after expenses)
on 2/28/18
--------------------------------------------------------------------------------------
Expenses Paid           $     4.06   $     5.15   $     5.25    $     2.43  $     2.92
During Period*
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.82%, 1.04%, 1.06%, 0.49% and 0.59% for Class A, Class C, Class C2, Class K and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365, (to reflect the one-half year period).

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2017, through February 28, 2018.

--------------------------------------------------------------------------------------
Share Class                  A            C            C2           K            Y
--------------------------------------------------------------------------------------
Beginning Account       $ 1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00
Value on 9/1/17
--------------------------------------------------------------------------------------
Ending Account          $ 1,020.73   $ 1,019.64   $ 1,019.54   $ 1,022.36   $ 1,021.87
Value (after expenses)
on 2/28/18
--------------------------------------------------------------------------------------
Expenses Paid           $     4.11   $     5.21   $     5.31   $     2.46   $     2.96
During Period*
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.82%, 1.04%, 1.06%, 0.49% and 0.59% for Class A, Class C, Class C2, Class K and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365, (to reflect the one-half year period).

18 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

Schedule of Investments | 2/28/18 (unaudited)

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     UNAFFILIATED ISSUERS -- 100.3%
                     ASSET BACKED SECURITIES -- 16.0% of Net Assets
                     BANKS -- 14.3%
                     Thrifts & Mortgage Finance -- 14.3%
     238,119(a)      321 Henderson Receivables I LLC, Series 2005-1A, Class A1,
                     1.818% (1 Month USD LIBOR + 23 bps), 11/15/40 (144A)              $     226,435
     350,320(a)      321 Henderson Receivables I LLC, Series 2006-2A, Class A1,
                     1.788% (1 Month USD LIBOR + 20 bps), 6/15/41 (144A)                     342,268
     275,066(a)      321 Henderson Receivables I LLC, Series 2007-1A, Class A1,
                     1.788% (1 Month USD LIBOR + 20 bps), 3/15/42 (144A)                     255,675
      29,212         Alterna Funding II LLC, Series 2015-1A, Class A, 2.5%,
                     2/15/24 (144A)                                                           29,157
     168,786         Alterna Funding II LLC, Series 2015-1A, Class B, 3.2%,
                     2/15/24 (144A)                                                          168,259
     500,000         American Credit Acceptance Receivables Trust, Series 2016-4,
                     Class B, 2.11%, 2/12/21 (144A)                                          499,175
     413,632         American Credit Acceptance Receivables Trust, Series 2017-2,
                     Class A, 1.84%, 7/13/20 (144A)                                          413,154
     500,000         American Credit Acceptance Receivables Trust, Series 2017-3,
                     Class B, 2.25%, 1/11/21 (144A)                                          497,268
      75,530(a)      Ameriquest Mortgage Securities, Inc. Asset-Backed
                     Pass-Through Ctfs, Series 2004-R6, Class A1, 2.041%
                     (1 Month USD LIBOR + 42 bps), 7/25/34                                    75,510
     148,654(a)      Ameriquest Mortgage Securities, Inc. Asset-Backed
                     Pass-Through Ctfs, Series 2005-R11, Class A2D, 1.951%
                     (1 Month USD LIBOR + 33 bps), 1/25/36                                   148,586
     462,260(a)      AMSR Trust, Series 2016-SFR1, Class C, 3.84%
                     (1 Month USD LIBOR + 225 bps), 11/17/33 (144A)                          467,568
     700,000         Ascentium Equipment Receivables Trust, Series 2016-2A,
                     Class D, 4.2%, 9/12/22 (144A)                                           706,096
     300,000         Ascentium Equipment Receivables Trust, Series 2017-2A,
                     Class D, 3.56%, 10/10/25 (144A)                                         293,724
     123,895(a)      Asset Backed Securities Corp. Home Equity Loan Trust,
                     Series 2003-HE1, Class M2, 5.113%
                     (1 Month USD LIBOR + 353 bps), 1/15/33                                  124,707
      20,420(a)      Asset Backed Securities Corp. Home Equity Loan Trust,
                     Series 2006-HE1, Class A3, 1.821%
                     (1 Month USD LIBOR + 20 bps), 1/25/36                                    20,266
     299,996         Axis Equipment Finance Receivables III LLC, Series 2015-1A,
                     Class C, 3.41%, 4/20/20 (144A)                                          300,124
      99,999         Axis Equipment Finance Receivables III LLC, Series 2015-1A,
                     Class D, 4.05%, 5/20/20 (144A)                                          100,191
     782,989         Axis Equipment Finance Receivables III LLC, Series 2015-1A,
                     Class E, 5.27%, 5/20/20 (144A)                                          784,029
     250,000         Axis Equipment Finance Receivables IV LLC, Series 2018-1A,
                     Class D, 3.98%, 4/22/24 (144A)                                          249,931
   1,225,000(a)      BA Credit Card Trust, Series 2016-A1, Class A, 1.978%
                     (1 Month USD LIBOR + 39 bps), 10/15/21                                1,229,313
     400,000(a)      Barclays Dryrock Issuance Trust, Series 2017-2, Class A,
                     1.888% (1 Month USD LIBOR + 30 bps), 5/15/23                            400,659

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 19

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
      57,931(b)      Bayview Financial Asset Trust, Series 2003-AA, Class M1, 4.91%,
                     2/25/33 (144A)                                                    $      57,792
     130,816(a)      Bayview Financial Mortgage Pass-Through Trust, Series 2005-C,
                     Class M1, 2.148% (1 Month USD LIBOR + 50 bps), 6/28/44                  130,856
     400,000         BCC Funding Corp. X, Series 2015-1, Class D, 4.544%,
                     12/21/20 (144A)                                                         397,357
     800,000         BCC Funding Corp. X, Series 2015-1, Class E, 5.523%,
                     1/20/21 (144A)                                                          813,853
     100,047(a)      Bear Stearns Asset Backed Securities I Trust, Series 2005-FR1,
                     Class M1, 2.371% (1 Month USD LIBOR + 75 bps), 6/25/35                  100,132
       2,082(a)      Bear Stearns Asset Backed Securities Trust, Series 2004-2,
                     Class A3, 2.821% (1 Month USD LIBOR + 120 bps), 8/25/34                   2,083
      61,877(a)      Bear Stearns Asset Backed Securities Trust, Series 2006-SD2,
                     Class A3, 2.111% (1 Month USD LIBOR + 49 bps), 6/25/36                   61,369
      63,345(a)      Bear Stearns Structured Products Trust, Series 2007-EMX1,
                     Class A1, 2.621% (1 Month USD LIBOR + 100 bps),
                     3/25/37 (144A)                                                           64,101
      71,616         BlueVirgo Trust, Series 2015-1A, 3.0%, 12/15/22 (144A)                   71,661
   1,500,000(a)      Cabela's Credit Card Master Note Trust, Series 2014-2, Class A,
                     2.038% (1 Month USD LIBOR + 45 bps), 7/15/22                          1,505,097
     351,396(c)      CAM Mortgage Trust, Series 2016-2, Class A1, 3.25%,
                     6/15/57 (144A)                                                          353,325
     311,251(a)      Carrington Mortgage Loan Trust, Series 2006-OPT1, Class A3,
                     1.801% (1 Month USD LIBOR + 18 bps), 2/25/36                            310,378
      34,974         Cazenovia Creek Funding I LLC, Series 2015-1A, Class A, 2.0%,
                     12/10/23 (144A)                                                          34,887
     238,461(a)      CDC Mortgage Capital Trust, Series 2002-HE1, Class A, 2.241%
                     (1 Month USD LIBOR + 62 bps), 1/25/33                                   234,695
     469,923         Cent CLO, Series 2012-16A, Class A1BR, 2.52%, 8/1/24 (144A)             469,380
      62,928(a)      Chase Funding Trust, Series 2003-3, Class 2A2, 2.161%
                     (1 Month USD LIBOR + 54 bps), 4/25/33                                    59,188
     131,920(c)      Chase Funding Trust, Series 2003-6, Class 1A7,
                     5.089%, 11/25/34                                                        135,262
     113,279(a)      Chesapeake Funding II LLC, Series 2016-1A, Class A2,
                     2.738% (1 Month USD LIBOR + 115 bps), 3/15/28 (144A)                    113,701
     500,000(a)      Chesapeake Funding II LLC, Series 2017-3A, Class A2,
                     1.928% (1 Month USD LIBOR + 34 bps), 8/15/29 (144A)                     500,411
     229,167(a)      CIFC Funding, Ltd., Series 2013-1A, Class X, 2.572%
                     (3 Month USD LIBOR + 85 bps), 7/16/30 (144A)                            229,556
     600,000(a)      Citibank Credit Card Issuance Trust, Series 2013-A4, Class A4,
                     2.041% (1 Month USD LIBOR + 42 bps), 7/24/20                            600,912
     200,000(a)      Citibank Credit Card Issuance Trust, Series 2013-A7, Class A7,
                     2.011% (1 Month USD LIBOR + 43 bps), 9/10/20                            200,387
     100,000(a)      Citibank Credit Card Issuance Trust, Series 2017-A1, Class A1,
                     1.844% (1 Month USD LIBOR + 25 bps), 1/19/21                            100,167
     750,000(a)      Citibank Credit Card Issuance Trust, Series 2017-A7, Class A7,
                     1.949% (1 Month USD LIBOR + 37 bps), 8/8/24                             752,245
      40,021(a)      Citigroup Mortgage Loan Trust, Inc., Series 2004-RES1, Class M2,
                     2.641% (1 Month USD LIBOR + 102 bps), 11/25/34                          40,290

The accompanying notes are an integral part of these financial statements.

20 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
       5,117(a)      Citigroup Mortgage Loan Trust, Inc., Series 2005-HE2, Class M1,
                     2.371% (1 Month USD LIBOR + 75 bps), 5/25/35 (144A)               $       5,115
     144,024         Colony American Finance, Ltd., Series 2015-1, Class A, 2.896%,
                     10/15/47 (144A)                                                         143,399
     400,000(c)      Colony American Finance, Ltd., Series 2016-1, Class D, 5.972%,
                     6/15/48 (144A)                                                          406,185
     200,000(a)      Colony Starwood Homes Trust, Series 2016-1A, Class C, 4.24%
                     (1 Month USD LIBOR + 265 bps), 7/17/33 (144A)                           201,766
     400,000(a)      Colony Starwood Homes Trust, Series 2016-2A, Class B, 3.338%
                     (1 Month USD LIBOR + 175 bps), 12/17/33 (144A)                          400,425
     250,000         Commonbond Student Loan Trust, Series 2017-BGS, Class C,
                     4.44%, 9/25/42 (144A)                                                   246,495
     362,578         Conn Funding II LP, Series 2017-B, Class A, 2.73%,
                     7/15/20 (144A)                                                          362,257
     500,000         Conn's Receivables Funding LLC, Series 2017-A, Class B,
                     5.11%, 2/15/20 (144A)                                                   505,055
     521,087(a)      Conseco Finance Home Equity Loan Trust, Series 2002-C,
                     Class MV1, 3.088% (1 Month USD LIBOR + 150 bps), 5/15/32                518,655
     422,247(a)      Countrywide Asset-Backed Certificates, Series 2004-SD3,
                     Class A2, 2.721% (1 Month USD LIBOR + 110 bps),
                     9/25/34 (144A)                                                          413,016
     384,528(a)      Countrywide Asset-Backed Certificates, Series 2005-BC1,
                     Class M4, 2.521% (1 Month USD LIBOR + 90 bps), 5/25/35                  384,951
     300,000         CPS Auto Receivables Trust, Series 2016-C, Class B, 2.48%,
                     9/15/20 (144A)                                                          299,658
     250,000         Credit Acceptance Auto Loan Trust, Series 2016-2A, Class C,
                     4.29%, 11/15/24 (144A)                                                  253,303
     378,676         CRG Issuer, Series 2015-1, Class A, 4.07%, 7/10/22 (144A)               377,730
     101,140(a)      CWABS Asset-Backed Certificates Trust, Series 2005-14,
                     Class 1A1, 1.851% (1 Month USD LIBOR + 23 bps), 4/25/36                 101,126
   1,500,000(a)      Discover Card Execution Note Trust, Series 2017-A3, Class A3,
                     1.818% (1 Month USD LIBOR + 23 bps), 10/17/22                         1,501,585
     161,582(a)      DRB Prime Student Loan Trust, Series 2016-B, Class A1, 3.421%
                     (1 Month USD LIBOR + 180 bps), 6/25/40 (144A)                           167,677
     400,000         Drive Auto Receivables Trust, Series 2016-CA, Class C, 3.02%,
                     11/15/21 (144A)                                                         402,185
     600,000         Drive Auto Receivables Trust, Series 2017-1, Class B,
                     2.36%, 3/15/21                                                          599,130
     500,000         Drive Auto Receivables Trust, Series 2017-2, Class B,
                     2.25%, 6/15/21                                                          498,935
     300,000         Drive Auto Receivables Trust, Series 2017-3, Class B,
                     2.3%, 5/17/21                                                           298,763
     230,187(a)      Drug Royalty II LP 2, Series 2014-1, Class A1, 4.572%
                     (3 Month USD LIBOR + 285 bps), 7/15/23 (144A)                           232,127
     400,000         DT Auto Owner Trust, Series 2017-1A, Class B, 2.26%,
                     2/16/21 (144A)                                                          399,597
     500,000         DT Auto Owner Trust, Series 2017-2A, Class B, 2.44%,
                     2/15/21 (144A)                                                          499,586

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 21

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
     207,550(a)      Earnest Student Loan Program LLC, Series 2017-A, Class A1,
                     2.621% (1 Month USD LIBOR + 100 bps), 1/25/41 (144A)              $     209,860
     400,000         Elm Trust, Series 2016-1A, Class A2, 4.163%, 6/20/25 (144A)             401,500
     500,000         Engs Commercial Finance Trust, Series 2016-1A, Class B,
                     3.45%, 3/22/22 (144A)                                                   483,577
     256,556         Enterprise Fleet Financing LLC, Series 2016-2, Class A2,
                     1.74%, 2/22/22 (144A)                                                   255,493
     179,953(b)      Equity One Mortgage Pass-Through Trust, Series 2004-2,
                     Class AF4, 4.624%, 7/25/34                                              179,791
     200,000         Exeter Automobile Receivables Trust, Series 2018-1A, Class C,
                     3.03%, 1/17/23 (144A)                                                   199,227
     957,462(a)      Fieldstone Mortgage Investment Trust, Series 2005-3, Class 1A,
                     2.111% (1 Month USD LIBOR + 49 bps), 2/25/36                            945,879
      93,651(a)      First Franklin Mortgage Loan Trust, Series 2003-FFC, Class M1,
                     2.921% (1 Month USD LIBOR + 130 bps), 11/25/32                           93,515
     200,000         First Investors Auto Owner Trust, Series 2015-1A, Class D, 3.59%,
                     1/18/22 (144A)                                                          199,818
     500,000         First Investors Auto Owner Trust, Series 2017-2A, Class C, 3.0%,
                     8/15/23 (144A)                                                          489,539
     148,669         FirstKey Lending Trust, Series 2015-SFR1, Class A, 2.553%,
                     3/9/47 (144A)                                                           147,929
      20,000         Flagship Credit Auto Trust, Series 2014-2, Class C, 3.95%,
                     12/15/20 (144A)                                                          20,187
      24,293         Flagship Credit Auto Trust, Series 2016-3, Class A1, 1.61%,
                     12/15/19 (144A)                                                          24,286
     264,000         Flagship Credit Auto Trust, Series 2016-3, Class B, 2.43%,
                     6/15/21 (144A)                                                          262,912
     662,627         Flagship Credit Auto Trust, Series 2017-2, Class A, 1.85%,
                     7/15/21 (144A)                                                          659,457
     147,670         FNA Trust, Series 2015-1, Class A, 3.24%, 12/10/23 (144A)               146,753
     357,964         Foursight Capital Automobile Receivables Trust, Series 2016-1,
                     Class A2, 2.87%, 10/15/21 (144A)                                        357,037
     343,861         Foursight Capital Automobile Receivables Trust, Series 2017-1,
                     Class A, 2.37%, 4/15/22 (144A)                                          340,809
     292,814(a)      Fremont Home Loan Trust, Series 2005-E, Class 1A1, 1.851%
                     (1 Month USD LIBOR + 23 bps), 1/25/36                                   290,926
     260,959(c)      GCAT LLC, Series 2017-1, Class A1, 3.375%, 3/25/47 (144A)               259,629
     254,008(c)      GCAT LLC, Series 2017-4, Class A1, 3.228%, 5/25/22 (144A)               252,647
     630,000         GLS Auto Receivables Trust, Series 2017-1A, Class B, 2.98%,
                     12/15/21 (144A)                                                         626,140
      12,824(b)      GMACM Home Equity Loan Trust, Series 2002-HE4, Class A2,
                     4.535%, 10/25/32                                                         12,786
     198,240(c)      GMAT Trust, Series 2013-1A, Class A, 6.967%, 11/25/43 (144A)            198,551
     349,611(c)      GMAT Trust, Series 2015-1A, Class A1, 4.25%, 9/25/20 (144A)             351,847
     371,698(a)      GSAA Home Equity Trust, Series 2005-8, Class A3, 2.051%
                     (1 Month USD LIBOR + 43 bps), 6/25/35                                   368,310
     160,036(a)      GSRPM Mortgage Loan Trust, Series 2003-2, Class M1, 2.971%
                     (1 Month USD LIBOR + 135 bps), 6/25/33                                  159,368

The accompanying notes are an integral part of these financial statements.

22 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
      73,138(a)      GSRPM Mortgage Loan Trust, Series 2006-1, Class A1, 1.921%
                     (1 Month USD LIBOR + 30 bps), 3/25/35 (144A)                      $      72,586
      46,393(a)      GSRPM Mortgage Loan Trust, Series 2006-2, Class A2, 1.921%
                     (1 Month USD LIBOR + 30 bps), 9/25/36 (144A)                             46,354
     145,321         Hero Residual Funding, Series 2016-1R, Class A1, 4.5%,
                     9/21/42 (144A)                                                          144,594
     232,500         HOA Funding LLC, Series 2014-1A, Class A2, 4.846%,
                     8/20/44 (144A)                                                          226,325
     129,844(a)      Home Equity Mortgage Trust, Series 2004-2, Class M2, 3.271%
                     (1 Month USD LIBOR + 165 bps), 8/25/34                                  128,354
      87,293(c)      Home Equity Mortgage Trust, Series 2004-6, Class M2, 5.821%,
                     4/25/35                                                                  87,975
     308,575(a)      Home Partners of America Trust, Series 2016-1, Class A, 3.24%
                     (1 Month USD LIBOR + 165 bps), 3/17/33 (144A)                           309,438
     720,000(a)      Home Partners of America Trust, Series 2016-1, Class D, 4.89%
                     (1 Month USD LIBOR + 330 bps), 3/17/33 (144A)                           722,667
     500,000(a)      Home Partners of America Trust, Series 2016-2, Class C, 3.99%
                     (1 Month USD LIBOR + 240 bps), 10/17/33 (144A)                          504,227
     117,092         Honor Automobile Trust Securitization, Series 2016-1A, Class A,
                     2.94%, 11/15/19 (144A)                                                  117,252
     700,000(a)      Hunt CRE, Ltd., Series 2017-FL1, Class A, 2.588%
                     (1 Month USD LIBOR + 100 bps), 8/15/34 (144A)                           700,019
     500,000         Hyundai Auto Receivables Trust, Series 2014-B, Class C, 2.1%,
                     11/15/19                                                                499,468
      86,116(a)      Interstar Millennium Trust, Series 2003-3G, Class A2, 2.175%
                     (3 Month USD LIBOR + 50 bps), 9/27/35                                    81,190
      61,513(a)      Irwin Whole Loan Home Equity Trust, Series 2003-C, Class M1,
                     2.621% (1 Month USD LIBOR + 100 bps), 6/25/28                            61,287
      76,922(a)      Irwin Whole Loan Home Equity Trust, Series 2003-C, Class M2,
                     3.621% (1 Month USD LIBOR + 200 bps), 6/25/28                            76,468
      19,249(a)      IXIS Real Estate Capital Trust, Series 2005-HE3, Class M2,
                     2.356% (1 Month USD LIBOR + 74 bps), 12/25/35                            19,267
     475,000         Kabbage Asset Securitization LLC, Series 2017-1, Class A,
                     4.571%, 3/15/22 (144A)                                                  483,296
     471,000         Leaf Receivables Funding 12 LLC, Series 2017-1, Class C,
                     2.83%, 4/15/22 (144A)                                                   460,576
     300,000         Leaf Receivables Funding 12 LLC, Series 2017-1, Class D,
                     3.1%, 4/15/22 (144A)                                                    292,923
     349,157(a)      Long Beach Mortgage Loan Trust, Series 2006-WL1, Class 1A1,
                     1.851% (1 Month USD LIBOR + 23 bps), 1/25/46                            349,269
      97,982         MarketPlace Loan Trust, Series 2016-BS1, Class A, 4.5%,
                     1/15/21 (144A)                                                           97,887
     251,242(b)      Marriott Vacation Club Owner Trust, Series 2012-1A, Class B,
                     3.5%, 5/20/30 (144A)                                                    250,765
      68,962(a)      Mastr Specialized Loan Trust, Series 2006-1, Class A, 1.921%
                     (1 Month USD LIBOR + 30 bps), 1/25/36 (144A)                             68,875
     276,964         MVW Owner Trust, Series 2014-1A, Class B, 2.7%,
                     9/22/31 (144A)                                                          270,500

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 23

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
     737,702         Nations Equipment Finance Funding II LLC, Series 2014-1A,
                     Class B, 3.276%, 1/20/19 (144A)                                   $     737,201
     135,078         Nations Equipment Finance Funding III LLC, Series 2016-1A,
                     Class A, 3.61%, 2/20/21 (144A)                                          135,091
     900,000         Nationstar HECM Loan Trust, Series 2017-1A, Class M1,
                     2.942%, 5/25/27 (144A)                                                  895,968
     400,000(b)      Nationstar HECM Loan Trust, Series 2017-2A, Class M2,
                     3.967%, 9/25/27 (144A)                                                  400,000
     639,000         Navitas Equipment Receivables LLC, Series 2015-1, Class B,
                     3.4%, 2/15/19 (144A)                                                    639,786
     150,000         Navitas Equipment Receivables LLC, Series 2015-1, Class C,
                     4.5%, 6/17/19 (144A)                                                    150,405
     600,000         Navitas Equipment Receivables LLC, Series 2016-1, Class C,
                     5.05%, 12/15/21 (144A)                                                  597,249
      38,687(b)      New Century Home Equity Loan Trust, Series 2004-A, Class AII9,
                     5.47%, 8/25/34                                                           39,229
     108,021(a)      New Century Home Equity Loan Trust, Series 2005-1, Class A2C,
                     2.321% (1 Month USD LIBOR + 70 bps), 3/25/35                            108,074
     800,000         New Residential Advance Receivables Trust Advance Receivables
                     Backed Notes, Series 2016-T2, Class BT2, 3.02%,
                     10/15/49 (144A)                                                         791,043
     486,225(a)      Newtek Small Business Loan Trust, Series 2017-1, Class B,
                     4.621% (1 Month USD LIBOR + 300 bps), 2/15/43 (144A)                    485,934
     400,000(a)      NextGear Floorplan Master Owner Trust, Series 2016-2A,
                     Class A1, 2.688% (1 Month USD LIBOR + 110 bps),
                     9/15/21 (144A)                                                          404,320
     375,342(a)      NovaStar Mortgage Funding Trust, Series 2003-1, Class A2,
                     2.341% (1 Month USD LIBOR + 39 bps), 5/25/33                            374,850
     560,000(a)      NovaStar Mortgage Funding Trust, Series 2004-3, Class M4,
                     3.196% (1 Month USD LIBOR + 158 bps), 12/25/34                          565,867
      26,277(a)      NovaStar Mortgage Funding Trust, Series 2005-2, Class M1,
                     2.266% (1 Month USD LIBOR + 65 bps), 10/25/35                            26,290
   1,185,583(a)      NovaStar Mortgage Funding Trust, Series 2005-3, Class M1,
                     2.236% (1 Month USD LIBOR + 68 bps), 1/25/36                          1,183,471
      34,303         NYCTL Trust, Series 2016-A, Class A, 1.47%, 11/10/29 (144A)              33,989
     766,832(c)      Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2,
                     Class A1, 3.0%, 7/25/57 (144A)                                          762,072
     500,000         Ocwen Master Advance Receivables Trust, Series 2016-T1,
                     Class AT1, 2.521%, 8/17/48 (144A)                                       499,574
     500,000         Ocwen Master Advance Receivables Trust, Series 2016-T2,
                     Class BT2, 3.265%, 8/16/49 (144A)                                       495,400
     400,000         Ocwen Master Advance Receivables Trust, Series 2017-T1,
                     Class DT1, 3.536%, 9/15/48 (144A)                                       400,138
     600,000         Oportun Funding III LLC, Series 2016-B, Class A, 3.69%,
                     7/8/21 (144A)                                                           605,514
     300,000(a)      Option One Mortgage Loan Trust, Series 2005-3, Class M2,
                     2.356% (1 Month USD LIBOR + 74 bps), 8/25/35                            299,750
      66,449         Orange Lake Timeshare Trust, Series 2012-AA, Class B, 4.87%,
                     3/10/27 (144A)                                                           66,631

The accompanying notes are an integral part of these financial statements.

24 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
     297,894(c)      OSAT Trust, Series 2016-NPL1, Class A1, 3.75%, 7/25/56 (144A)     $     298,816
     199,539(a)      Oscar US Funding Trust VI LLC, Series 2017-1A, Class A2B,
                     2.381% (1 Month USD LIBOR + 80 bps), 5/11/20 (144A)                     199,729
     110,485(a)      Oscar US Funding Trust VI, Series 2016-1A, Class A2B, 3.288%
                     (1 Month USD LIBOR + 170 bps), 7/15/20 (144A)                           110,972
     500,000(a)      Palmer Square Loan Funding Ltd., Series 2018-1A, Class A2,
                     0.0% (3 Month USD LIBOR + 105 bps) 4/15/26 (144A)                       500,000
     280,421(a)      Park Place Securities, Inc. Asset-Backed Pass-Through
                     Certificates, Series 2004-MHQ1, Class M2, 2.746%
                     (1 Month USD LIBOR + 113 bps), 12/25/34                                 281,709
     300,000(a)      PFS Financing Corp., Series 2017-AA, Class B, 2.538%
                     (1 Month USD LIBOR + 95 bps), 3/15/21 (144A)                            300,160
     500,000(a)      PFS Financing Corp., Series 2017-BA, Class A1, 2.188%
                     (1 Month USD LIBOR + 60 bps), 7/15/22 (144A)                            501,219
     445,034(c)      Popular ABS Mortgage Pass-Through Trust, Series 2004-4,
                     Class M1, 4.443%, 9/25/34                                               449,558
     869,524(c)      Pretium Mortgage Credit Partners I LLC, Series 2017-NPL3,
                     Class A1, 3.25%, 6/29/32 (144A)                                         866,630
     982,170(c)      Pretium Mortgage Credit Partners I LLC, Series 2017-NPL4,
                     Class A1, 3.25%, 8/27/32 (144A)                                         977,142
     395,974(a)      Progress Residential Trust, Series 2016-SFR1, Class A, 3.09%
                     (1 Month USD LIBOR + 150 bps), 9/17/33 (144A)                           398,636
     500,000(a)      Progress Residential Trust, Series 2016-SFR1, Class C, 4.09%
                     (1 Month USD LIBOR + 250 bps), 9/17/33 (144A)                           504,131
     400,000(a)      Progress Residential Trust, Series 2016-SFR2, Class B, 3.34%
                     (1 Month USD LIBOR + 175 bps), 1/17/34 (144A)                           403,638
     300,000         Progress Residential Trust, Series 2017-SFR1, Class B, 3.017%,
                     8/17/34 (144A)                                                          294,100
     333,000         Progress Residential Trust, Series 2017-SFR1, Class D, 3.565%,
                     8/17/34 (144A)                                                          327,868
     157,242(a)      Quest Trust, Series 2004-X1, Class A, 2.281%
                     (1 Month USD LIBOR + 66 bps), 3/25/34 (144A)                            156,607
      62,869(a)      RAAC Trust, Series 2006-RP2, Class A, 1.871%
                     (1 Month USD LIBOR + 25 bps), 2/25/37 (144A)                             62,751
     600,000(a)      RAMP Trust, Series 2005-RS7, Class M1, 2.121%
                     (1 Month USD LIBOR + 50 bps), 7/25/35                                   594,096
     212,863(c)      RBSHD Trust, Series 2013-1A, Class A, 7.685%, 10/25/47 (144A)           213,468
     658,329(c)      RCO Mortgage LLC, Series 2017-1, Class A1, 3.375%,
                     8/25/22 (144A)                                                          655,333
      22,722(a)      RFSC Trust, Series 2004-RP1A, Class M2, 3.871%
                     (1 Month USD LIBOR + 225 bps), 11/25/42 (144A)                           22,677
     117,442(a)      SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M1,
                     2.446% (1 Month USD LIBOR + 83 bps), 12/25/34                           116,894
     539,364         SCF Equipment Trust LLC, Series 2016-1A, Class A, 3.62%,
                     11/20/21 (144A)                                                         538,390
      90,146         Sierra Auto Receivables Securitization Trust, Series 2016-1A,
                     Class A, 2.85%, 1/18/22 (144A)                                           90,207
      61,143         SilverLeaf Finance XVII LLC, Series 2013-A, Class A, 2.68%,
                     3/16/26 (144A)                                                           61,070

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 25

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
     330,500         Skopos Auto Receivables Trust, Series 2015-1A, Class B, 5.43%,
                     12/15/23 (144A)                                                   $     331,635
     174,927         Sofi Consumer Loan Program LLC, Series 2017-1, Class A,
                     3.28%, 1/26/26 (144A)                                                   175,597
     107,691(a)      Sofi Professional Loan Program LLC, Series 2016-C, Class A1,
                     2.721% (1 Month USD LIBOR + 110 bps), 10/27/36 (144A)                   109,301
      18,014(a)      Soundview Home Loan Trust, Series 2005-OPT4, Class 2A3,
                     1.881% (1 Month USD LIBOR + 26 bps), 12/25/35                            18,011
     412,378(a)      Specialty Underwriting & Residential Finance Trust,
                     Series 2006-BC1, Class A2D, 1.921%
                     (1 Month USD LIBOR + 30 bps), 12/25/36                                  412,701
     300,000         SPS Servicer Advance Receivables Trust Advance Receivables
                     Backed Notes, Series 2016-T2, Class BT2, 3.1%, 11/15/49 (144A)          298,560
     500,000(a)      Starwood Waypoint Homes Trust, Series 2017-1, Class B, 2.76%
                     (1 Month USD LIBOR + 117 bps), 1/17/35 (144A)                           503,851
      23,704(a)      Structured Asset Investment Loan Trust, Series 2005-6, Class M1,
                     2.341% (1 Month USD LIBOR + 72 bps), 7/25/35                             23,714
      10,205(c)      Structured Asset Securities Corp. Mortgage Loan Trust,
                     Series 2005-2XS, Class 1A5B, 5.15%, 2/25/35                              10,359
     300,000         Synchrony Credit Card Master Note Trust, Series 2013-1,
                     Class B, 1.69%, 3/15/21                                                 299,923
     287,660         Tax Ease Funding LLC, Series 2016-1A, Class A, 3.131%,
                     6/15/28 (144A)                                                          286,590
      14,381(c)      Terwin Mortgage Trust, Series 2005-14HE, Class AF2,
                     4.849%, 8/25/36                                                          14,402
     466,259(a)      Terwin Mortgage Trust, Series 2006-1, Class 1A3, 2.001%
                     (1 Month USD LIBOR + 38 bps), 1/25/37 (144A)                            468,199
     500,000         Tidewater Sales Finance Master Trust, Series 2017-AA,
                     Class A, 4.55%, 4/15/21 (144A)                                          496,376
     250,000         TLF National Tax Lien Trust, Series 2017-1A, Class B, 3.84%,
                     12/15/29 (144A)                                                         249,968
     745,031(b)      Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.75%,
                     11/25/60 (144A)                                                         736,745
     927,312(a)      Towd Point Mortgage Trust, Series 2017-5, Class A1, 2.221%
                     (1 Month USD LIBOR + 60 bps), 2/25/57 (144A)                            930,654
     808,464         Towd Point Mortgage Trust, Series 2017-5, Class XA, 3.5%,
                     2/25/57 (144A)                                                          801,751
   1,000,000(a)      Trafigura Securitisation Finance Plc, Series 2017-1A, Class B,
                     3.288% (1 Month USD LIBOR + 170 bps), 12/15/20 (144A)                 1,005,967
     866,634(c)      U.S. Residential Opportunity Fund IV Trust, Series 2017-1III,
                     Class A, 3.352%, 11/27/37 (144A)                                        863,734
      98,326         United Auto Credit Securitization Trust, Series 2016-2, Class B,
                     2.2%, 5/10/19 (144A)                                                     98,328
     850,000         United Auto Credit Securitization Trust, Series 2017-1, Class C,
                     2.71%, 1/10/22 (144A)                                                   847,061
     290,435         Upstart Securitization Trust, Series 2017-1, Class A, 2.639%,
                     6/20/24 (144A)                                                          290,343
     369,182(c)      VOLT LIV LLC, Series 2017-NPL1, Class A1, 3.5%, 2/25/47 (144A)          368,899

The accompanying notes are an integral part of these financial statements.

26 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
     363,152(c)      VOLT LVIII LLC, Series 2017-NPL5, Class A1, 3.375%,
                     5/28/47 (144A)                                                    $     362,739
     331,950(c)      VOLT LX LLC, Series 2017-NPL7, Class A1, 3.25%, 6/25/47 (144A)          330,262
     750,000(c)      VOLT LXIII LLC, Series 2017-NP10, Class A1, 3.0%,
                     10/25/47 (144A)                                                         744,022
     505,273(c)      VOLT XXXVIII LLC, Series 2015-NP12, Class A1, 3.875%,
                     9/25/45 (144A)                                                          506,481
     130,961         Westgate Resorts LLC, Series 2014-1A, Class A, 2.15%,
                     12/20/26 (144A)                                                         130,116
     720,287         Westgate Resorts LLC, Series 2014-1A, Class C, 5.5%,
                     12/20/26 (144A)                                                         726,143
     104,857         Westgate Resorts LLC, Series 2015-2A, Class A, 3.2%,
                     7/20/28 (144A)                                                          104,729
     516,611         Westgate Resorts LLC, Series 2017-1A, Class B, 4.05%,
                     12/20/30 (144A)                                                         513,238
     136,446         Westlake Automobile Receivables Trust, Series 2015-3A,
                     Class C, 3.05%, 5/17/21 (144A)                                          136,806
     600,000         Westlake Automobile Receivables Trust, Series 2016-1A,
                     Class C, 3.29%, 9/15/21 (144A)                                          602,357
   1,000,000         Westlake Automobile Receivables Trust, Series 2016-1A,
                     Class D, 4.55%, 9/15/21 (144A)                                        1,016,007
     650,000         Westlake Automobile Receivables Trust, Series 2017-2A,
                     Class C, 2.59%, 12/15/22 (144A)                                         643,928
   1,115,000(a)      World Financial Network Credit Card Master Trust, Series 2015-A,
                     Class A, 2.068% (1 Month USD LIBOR + 48 bps), 2/15/22                 1,115,507
      75,000         World Omni Automobile Lease Securitization Trust, Series 2017-A,
                     Class A3, 2.13%, 4/15/20                                                 74,442
     300,000         WRG Debt Funding II LLC, Series 2017-1, Class A, 4.458%,
                     3/15/26 (144A)                                                          297,750
                                                                                       -------------
                     Total Banks                                                       $  74,470,079
----------------------------------------------------------------------------------------------------
                     CAPITAL GOODS -- 0.0%+
                     Construction & Engineering -- 0.0%+
     180,159(a)      Velocity Commercial Capital Loan Trust, Series 2016-1, Class AFL,
                     4.071% (1 Month USD LIBOR + 245 bps), 4/25/46 (144A)              $     180,159
                                                                                       -------------
                     Total Capital Goods                                               $     180,159
----------------------------------------------------------------------------------------------------
                     CONSUMER SERVICES -- 0.0%+
                     Hotels, Resorts & Cruise Lines -- 0.0%+
     202,177         Welk Resorts LLC, Series 2013-AA, Class A, 3.1%, 3/15/29 (144A)   $     200,914
                                                                                       -------------
                     Total Consumer Services                                           $     200,914
----------------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIALS -- 1.0%
                     Consumer Finance -- 1.0%
     475,853         AmeriCredit Automobile Receivables Trust, Series 2013-4,
                     Class D, 3.31%, 10/8/19                                           $     476,151
   1,500,000(a)      Capital One Multi-Asset Execution Trust, Series 2016-A1,
                     Class A1, 2.038% (1 Month USD LIBOR + 45 bps), 2/15/22                1,505,249

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 27

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Consumer Finance -- (continued)
   2,690,000(a)      Chase Issuance Trust, Series 2016-A1, Class A, 1.998%
                     (1 Month USD LIBOR + 41 bps), 5/17/21                             $   2,700,348
      16,063         CPS Auto Receivables Trust, Series 2013-B, Class A, 1.82%,
                     9/15/20 (144A)                                                           16,025
     181,000         CPS Auto Receivables Trust, Series 2014-C, Class C, 3.77%,
                     8/17/20 (144A)                                                          183,038
                                                                                       -------------
                                                                                       $   4,880,811
----------------------------------------------------------------------------------------------------
                     Other Diversified Financial Services -- 0.0%+
     115,612         Diamond Resorts Owner Trust, Series 2013-2, Class B, 2.62%,
                     5/20/26 (144A)                                                    $     115,566
      21,322         Diamond Resorts Owner Trust, Series 2014-1, Class A, 2.54%,
                     5/20/27 (144A)                                                           21,232
      17,137         TAL Advantage V LLC, Series 2014-2A, Class A1, 1.7%,
                     5/20/39 (144A)                                                           17,114
                                                                                       -------------
                                                                                       $     153,912
                                                                                       -------------
                     Total Diversified Financials                                      $   5,034,723
----------------------------------------------------------------------------------------------------
                     ENERGY -- 0.3%
                     Oil & Gas Exploration & Production -- 0.3%
     300,000(a)      Arbor Realty Commercial Real Estate Notes, Ltd.,
                     Series 2016-FL1A, Class A, 3.288%
                     (1 Month USD LIBOR + 170 bps), 9/15/26 (144A)                     $     302,288
     499,954         AXIS Equipment Finance Receivables IV LLC, Series 2016-1A,
                     Class D, 4.67%, 3/20/22 (144A)                                          506,857
     500,000         Four Seas LP, Series 2017-1A, Class A1, 4.95%, 8/28/27 (144A)           489,375
                                                                                       -------------
                     Total Energy                                                      $   1,298,520
----------------------------------------------------------------------------------------------------
                     GOVERNMENT -- 0.0%+
     141,351(a)      Freddie Mac Structured Pass-Through Certificates, Series T-20,
                     Class A7, 1.921% (1 Month USD LIBOR + 30 bps), 12/25/29           $     138,649
                                                                                       -------------
                     Total Government                                                  $     138,649
----------------------------------------------------------------------------------------------------
                     HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                     Pharmaceuticals -- 0.1%
     678,079(a)      Drug Royalty III LP 1, Series 2017-1A, Class A1, 4.222%
                     (3 Month USD LIBOR + 250 bps), 4/15/27 (144A)                     $     678,060
                                                                                       -------------
                     Total Health Care Equipment & Services                            $     678,060
----------------------------------------------------------------------------------------------------
                     REAL ESTATE -- 0.1%
                     Specialized REITs -- 0.1%
     224,164(b)      Hilton Grand Vacations Trust, Series 2014-AA, Class B, 2.07%,
                     11/25/26 (144A)                                                   $     220,806
                                                                                       -------------
                     Total Real Estate                                                 $     220,806
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     TRANSPORTATION -- 0.2%
                     Trucking -- 0.2%
     500,000(a)      Hertz Fleet Lease Funding LP, Series 2016-1, Class D, 4.931%
                     (1 Month USD LIBOR + 335 bps), 4/10/30 (144A)                     $     510,285
     400,000(a)      Hertz Fleet Lease Funding LP, Series 2016-1, Class E, 5.081%
                     (1 Month USD LIBOR + 350 bps), 4/10/30 (144A)                           401,917
                                                                                       -------------
                     Total Transportation                                              $     912,202
----------------------------------------------------------------------------------------------------
                     TOTAL ASSET BACKED SECURITIES
                     (Cost $83,089,562)                                                $  83,134,112
----------------------------------------------------------------------------------------------------
                     COLLATERALIZED MORTGAGE OBLIGATIONS --
                     29.4% of Net Assets
                     BANKS -- 14.0%
                     Thrifts & Mortgage Finance -- 14.0%
   1,725,000(a)      280 Park Avenue Mortgage Trust, Series 2017-280P, Class C,
                     2.838% (1 Month USD LIBOR + 125 bps), 9/15/34 (144A)              $   1,725,386
   1,356,606(a)      A10 Term Asset Financing LLC, Series 2017-1A, Class A1FL,
                     2.438% (1 Month USD LIBOR + 85 bps), 3/15/36 (144A)                   1,356,605
     100,858(a)      Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A22,
                     1.901% (1 Month USD LIBOR + 28 bps), 9/25/35                            100,427
      23,741(a)      Alternative Loan Trust, Series 2003-14T1, Class A9, 2.071%
                     (1 Month USD LIBOR + 45 bps), 8/25/18                                    17,626
     114,250(a)      Alternative Loan Trust, Series 2004-6CB, Class A, 2.201%
                     (1 Month USD LIBOR + 58 bps), 5/25/34                                   114,173
   1,300,000(a)      BAMLL Commercial Mortgage Securities Trust, Series 2014-FL1,
                     Class B, 4.049% (1 Month USD LIBOR + 220 bps),
                     12/15/31 (144A)                                                       1,308,029
   1,000,000(a)      BAMLL Commercial Mortgage Securities Trust, Series 2014-ICTS,
                     Class B, 2.688% (1 Month USD LIBOR + 110 bps),
                     6/15/28 (144A)                                                          999,999
      63,389(a)      Banc of America Funding Trust, Series 2005-A, Class 5A2,
                     1.904% (1 Month USD LIBOR + 31 bps), 2/20/35                             63,572
     500,000(a)      Bancorp Commercial Mortgage Trust, Series 2017-CRE2, Class A,
                     2.431% (1 Month USD LIBOR + 85 bps), 8/15/32 (144A)                     500,459
     402,334(a)      Bayview Opportunity Master Fund IIIb Trust, Series 2017-CRT2,
                     Class M, 3.648% (1 Month USD LIBOR + 200 bps),
                     11/25/27 (144A)                                                         402,397
     395,128(a)      Bayview Opportunity Master Fund IVb Trust, Series 2017-CRT1,
                     Class M, 3.798% (1 Month USD LIBOR + 215 bps),
                     10/25/28 (144A)                                                         395,980
     328,102(a)      BCAP LLC Trust, Series 2012-RR4, Class 8A4, 1.791%
                     (1 Month USD LIBOR + 23 bps), 6/26/47 (144A)                            326,248
     586,334(a)      Bear Stearns ALT-A Trust, Series 2004-4, Class A1, 2.221%
                     (1 Month USD LIBOR + 60 bps), 6/25/34                                   584,811
      96,527(a)      Bear Stearns ALT-A Trust, Series 2004-11, Class 1A2, 2.461%
                     (1 Month USD LIBOR + 84 bps), 11/25/34                                   96,141
     368,703(a)      Bear Stearns ALT-A Trust, Series 2004-12, Class 1A1, 2.321%
                     (1 Month USD LIBOR + 70 bps), 1/25/35                                   368,636

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 29

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
     131,308(a)      Bear Stearns ALT-A Trust, Series 2004-12, Class 1A2, 2.461%
                     (1 Month USD LIBOR + 84 bps), 1/25/35                             $     131,081
     395,142(a)      Bear Stearns ALT-A Trust, Series 2004-12, Class 1A4, 2.461%
                     (1 Month USD LIBOR + 84 bps), 1/25/35                                   395,269
      34,517(a)      Bear Stearns ALT-A Trust, Series 2004-13, Class A1, 2.361%
                     (1 Month USD LIBOR + 74 bps), 11/25/34                                   34,527
      57,482(a)      Bear Stearns ALT-A Trust, Series 2005-2, Class 1A1, 2.121%
                     (1 Month USD LIBOR + 50 bps), 3/25/35                                    57,406
   1,161,065(a)      Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1, 2.161%
                     (1 Month USD LIBOR + 54 bps), 8/25/35                                 1,161,866
     405,128(b)      Bear Stearns Commercial Mortgage Securities Trust,
                     Series 2005-PWR7, Class B, 5.214%, 2/11/41                              404,316
      46,812(b)      Bear Stearns Mortgage Securities, Inc., Series 1997-6,
                     Class 3B1, 3.937%, 6/25/30                                               47,997
     524,364(a)      Bellemeade Re, Ltd., Series 2017-1, Class M1, 3.321%
                     (1 Month USD LIBOR + 170 bps), 10/25/27 (144A)                          526,088
     900,000(a)      BHMS Mortgage Trust, Series 2014-ATLS, Class BFL, 3.525%
                     (1 Month USD LIBOR + 195 bps), 7/5/33 (144A)                            902,711
     594,311(a)      BX Trust, Series 2017-APPL, Class B, 2.738%
                     (1 Month USD LIBOR + 115 bps), 7/15/34 (144A)                           595,977
   1,000,000(a)      BX Trust, Series 2017-IMC, Class B, 2.988%
                     (1 Month USD LIBOR + 140 bps), 10/15/32 (144A)                        1,001,867
     700,000(a)      BX Trust, Series 2017-SLCT, Class B, 2.788%
                     (1 Month USD LIBOR + 120 bps), 7/15/34 (144A)                           702,181
     700,000(a)      BXMT, Ltd., Series 2017-FL1, Class A, 2.458%
                     (1 Month USD LIBOR + 87 bps), 6/15/35 (144A)                            703,486
     142,922         Cendant Mortgage Corp., Series 2002-2, Class A6, 6.25%,
                     3/25/32 (144A)                                                          144,534
     309,640(a)      CG-CCRE Commercial Mortgage Trust, Series 2014-FL2,
                     Class A, 3.442% (1 Month USD LIBOR + 185 bps),
                     11/15/31 (144A)                                                         309,709
     500,000(a)      CGDB Commercial Mortgage Trust, Series 2017-BIO, Class C,
                     2.688% (1 Month USD LIBOR + 110 bps), 5/15/30 (144A)                    500,632
   1,000,000(a)      CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class B,
                     2.558% (1 Month USD LIBOR + 97 bps), 7/15/32 (144A)                   1,002,410
     850,000(a)      CGMS Commercial Mortgage Trust, Series 2017-MDRC, Class C,
                     2.86% (1 Month USD LIBOR + 130 bps), 7/15/30 (144A)                     849,999
      87,873(b)      CHL Mortgage Pass-Through Trust, Series 2004-14, Class 4A1,
                     3.176%, 8/25/34                                                          85,460
      25,706         Citicorp Mortgage Securities REMIC Pass-Through Certificates
                     Trust, Series 2005-4, Class 2A1, 5.0%, 7/25/20                           26,208
      30,543(b)      Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A1A,
                     6.068%, 12/10/49                                                         30,523
     300,000(a)      Citigroup Commercial Mortgage Trust, Series 2015-SHP2, Class D,
                     4.888% (1 Month USD LIBOR + 330 bps), 7/15/27 (144A)                    302,873
   1,500,000(a)      Citigroup Commercial Mortgage Trust, Series 2015-SSHP, Class C,
                     3.688% (1 Month USD LIBOR + 210 bps), 9/15/27 (144A)                  1,493,227
      10,160         Citigroup Mortgage Loan Trust, Inc., Series 2003-UP3, Class A1,
                     7.0%, 9/25/33                                                            10,221

The accompanying notes are an integral part of these financial statements.

30 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
      50,087         Citigroup Mortgage Loan Trust, Series 2010-4, Class 4A5, 5.0%,
                     10/25/35 (144A)                                                   $      50,297
   1,000,000(a)      CLNS Trust, Series 2017-IKPR, Class C, 2.681%
                     (1 Month USD LIBOR + 110 bps), 6/11/32 (144A)                         1,001,558
   1,300,000(a)      Cold Storage Trust, Series 2017-ICE3, Class C, 2.938%
                     (1 Month USD LIBOR + 135 bps), 4/15/36 (144A)                         1,304,445
     500,000(a)      Cold Storage Trust, Series 2017-ICE3, Class D, 3.688%
                     (1 Month USD LIBOR + 210 bps), 4/15/36 (144A)                           501,866
     356,598(a)      Colony Mortgage Capital, Ltd., Series 2014-FL2, Class B, 4.03%
                     (1 Month USD LIBOR + 245 bps), 11/10/31 (144A)                          356,388
     349,155(a)      COMM Mortgage Trust, Series 2014-FL4, Class C, 3.533%
                     (1 Month USD LIBOR + 195 bps), 7/13/31 (144A)                           349,995
   1,410,000(a)      COMM Mortgage Trust, Series 2014-FL5, Class B, 3.731%
                     (1 Month USD LIBOR + 215 bps), 10/15/31 (144A)                        1,403,117
     400,000(a)      COMM Mortgage Trust, Series 2014-PAT, Class A, 2.379%
                     (1 Month USD LIBOR + 80 bps), 8/13/27 (144A)                            400,003
     820,000(a)      COMM Mortgage Trust, Series 2014-PAT, Class C, 3.229%
                     (1 Month USD LIBOR + 165 bps), 8/13/27 (144A)                           820,005
   1,850,000(a)      COMM Mortgage Trust, Series 2014-TWC, Class B, 3.179%
                     (1 Month USD LIBOR + 160 bps), 2/13/32 (144A)                         1,852,315
     500,000(b)      COMM Mortgage Trust, Series 2015-CR23, Class CMD, 3.685%,
                     5/10/48 (144A)                                                          493,478
     750,000(a)      COMM Mortgage Trust, Series 2017-DLTA, Class B, 2.528%
                     (1 Month USD LIBOR + 94 bps), 8/15/35 (144A)                            748,187
     193,921         Credit Suisse First Boston Mortgage Securities Corp.,
                     Series 2002-10, Class 2A1, 7.5%, 5/25/32                                207,448
      94,068         Credit Suisse First Boston Mortgage Securities Corp.,
                     Series 2005-C2, Class AMFX, 4.877%, 4/15/37                              92,114
      15,239         CSFB Mortgage-Backed Trust, Series 2004-7, Class 6A1,
                     5.25%, 10/25/19                                                          15,368
     362,774(b)      CSMC, Series 2013-14R, Class 2A1, 2.5%, 10/27/37 (144A)                 367,823
      37,395(a)      CSMC Trust, Series 2006-CF3, Class A1, 2.161%
                     (1 Month USD LIBOR + 54 bps), 10/25/36 (144A)                            37,344
     584,887(b)      CSMC Trust, Series 2014-OAK1, Class 2A4, 3.0%, 11/25/44 (144A)          572,024
     571,957(b)      CSMC Trust, Series 2015-3, Class A3, 3.5%, 3/25/45 (144A)               580,536
     900,000(a)      CSMC Trust, Series 2015-DEAL, Class B, 3.438%
                     (1 Month USD LIBOR + 185 bps), 4/15/29 (144A)                           899,998
   1,400,000(a)      DBCG Mortgage Trust, Series 2017-BBG, Class A, 2.288%
                     (1 Month USD LIBOR + 70 bps), 6/15/34 (144A)                          1,402,217
     139,567(a)      Federal National Mortgage Association, Connecticut Avenue
                     Securities, Series 2013-C01, Class M1, 3.621%
                     (1 Month USD LIBOR + 200 bps), 10/25/23                                 140,433
     195,767(a)      Federal National Mortgage Association, Connecticut Avenue
                     Securities, Series 2014-C02, Class 1M1, 2.571%
                     (1 Month USD LIBOR + 95 bps), 5/25/24                                   196,439
     183,264(a)      Federal National Mortgage Association, Connecticut Avenue
                     Securities, Series 2016-C02, Class 1M1, 3.771%
                     (1 Month USD LIBOR + 215 bps), 9/25/28                                  184,866

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 31

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
     571,714(a)      Federal National Mortgage Association, Connecticut Avenue
                     Securities, Series 2017-C04, Class 2M1, 2.471%
                     (1 Month USD LIBOR + 85 bps), 11/25/29                            $     574,178
     306,117(a)      Federal National Mortgage Association, Connecticut Avenue
                     Securities, Series 2017-C05, Class 1M1, 2.171%
                     (1 Month USD LIBOR + 55 bps), 1/25/30                                   306,360
     405,422(b)      FirstKey Mortgage Trust, Series 2014-1, Class A2, 3.0%,
                     11/25/44 (144A)                                                         394,036
     190,611(a)      FORT CRE LLC, Series 2016-1A, Class A1, 3.121%
                     (1 Month USD LIBOR + 150 bps), 5/21/36 (144A)                           190,696
      81,712(a)      GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1,
                     3.11% (1 Month USD LIBOR + 130 bps), 12/15/34 (144A)                     81,738
     286,228(a)      Global Mortgage Securitization, Ltd., Series 2005-A, Class A2,
                     1.891% (1 Month USD LIBOR + 27 bps), 4/25/32 (144A)                     275,584
     104,467         Global Mortgage Securitization, Ltd., Series 2005-A, Class B1,
                     5.25%, 4/25/32 (144A)                                                   103,460
   1,100,000(a)      GP Portfolio Trust, Series 2014-GPP, Class B, 3.138%
                     (1 Month USD LIBOR + 155 bps), 2/15/27 (144A)                         1,101,208
   1,000,000(a)      Great Wolf Trust, Series 2017-WOLF, Class C, 3.058%
                     (1 Month USD LIBOR + 132 bps), 9/15/34 (144A)                         1,002,804
     500,000(b)      GS Mortgage Securities Corp. Trust, Series 2016-RENT, Class C,
                     4.067%, 2/10/29 (144A)                                                  506,032
   1,100,000(a)      GS Mortgage Securities Corp. Trust, Series 2017-500K, Class B,
                     2.488% (1 Month USD LIBOR + 90 bps), 7/15/32 (144A)                   1,102,261
     500,000(a)      GS Mortgage Securities Corp. Trust, Series 2017-STAY, Class B,
                     2.688% (1 Month USD LIBOR + 110 bps), 7/15/32 (144A)                    502,490
   1,500,000(b)      GS Mortgage Securities RE-Remic Trust, Series 2015-FRR1,
                     Class K3A, 3.404%, 6/27/41                                            1,482,026
     358,629(a)      HomeBanc Mortgage Trust, Series 2004-2, Class A1, 2.361%
                     (1 Month USD LIBOR + 74 bps), 12/25/34                                  357,341
     936,641(a)      HomeBanc Mortgage Trust, Series 2005-3, Class A1, 1.861%
                     (1 Month USD LIBOR + 24 bps), 7/25/35                                   930,880
     866,420(a)      Homestar Mortgage Acceptance Corp., Series 2004-1, Class A1,
                     2.261% (1 Month USD LIBOR + 64 bps), 3/25/34                            854,253
      93,467(a)      Homestar Mortgage Acceptance Corp., Series 2004-2, Class AV1,
                     2.321% (1 Month USD LIBOR + 70 bps), 6/25/34                             93,848
     166,111(a)      Homestar Mortgage Acceptance Corp., Series 2004-4, Class A3,
                     2.721% (1 Month USD LIBOR + 110 bps), 9/25/34                           165,442
     700,000(a)      Hospitality Mortgage Trust, Series 2017-HIT, Class E, 5.105%
                     (1 Month USD LIBOR + 355 bps), 5/8/30 (144A)                            704,154
      54,591(a)      Impac CMB Trust, Series 2004-8, Class 3B, 4.246%
                     (1 Month USD LIBOR + 175 bps), 8/25/34                                   52,379
   1,450,000(a)      Impac Secured Assets Corp., Series 2004-3, Class M1, 2.521%
                     (1 Month USD LIBOR + 90 bps), 11/25/34                                1,429,173
   1,000,000(a)      IMT Trust, Series 2017-APTS, Class BFL, 2.538%
                     (1 Month USD LIBOR + 95 bps), 6/15/34 (144A)                            998,983
      39,113(b)      IndyMac INDX Mortgage Loan Trust, Series 2004-AR6, Class 6A1,
                     3.93%, 10/25/34                                                          38,820

The accompanying notes are an integral part of these financial statements.

32 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
      41,398(b)      JP Morgan Chase Commercial Mortgage Securities Trust,
                     Series 2004-LN2, Class A1A, 4.838%, 7/15/41 (144A)                $      41,179
      64,548(a)      JP Morgan Chase Commercial Mortgage Securities Trust,
                     Series 2006-LDP9, Class A3SF, 1.743%
                     (1 Month USD LIBOR + 16 bps), 5/15/47                                    64,358
     700,000(a)      JP Morgan Chase Commercial Mortgage Securities Trust, Series
                     2014-CBM, Class C, 3.538% (1 Month USD LIBOR + 195 bps),
                     10/15/29 (144A)                                                         700,000
     144,152(a)      JP Morgan Chase Commercial Mortgage Securities Trust, Series
                     2014-FL4, Class B, 3.338% (1 Month USD LIBOR + 175 bps),
                     12/15/30 (144A)                                                         144,161
     270,000(a)      JP Morgan Chase Commercial Mortgage Securities Trust, Series
                     2014-FL4, Class C, 3.788% (1 Month USD LIBOR + 220 bps),
                     12/15/30 (144A)                                                         270,589
     558,115(a)      JP Morgan Chase Commercial Mortgage Securities Trust, Series
                     2014-FL5, Class C, 3.66% (1 Month USD LIBOR + 210 bps),
                     7/15/31 (144A)                                                          557,831
     182,983(a)      JP Morgan Chase Commercial Mortgage Securities Trust, Series
                     2014-FL6, Class A, 2.988% (1 Month USD LIBOR + 140 bps),
                     11/15/31 (144A)                                                         183,079
   1,100,000(a)      JP Morgan Chase Commercial Mortgage Securities Trust, Series
                     2014-PHH, Class B, 3.438% (1 Month USD LIBOR + 185 bps),
                     8/15/27 (144A)                                                        1,100,001
   1,000,000(a)      JP Morgan Chase Commercial Mortgage Securities Trust, Series
                     2016-ASH, Class A, 3.088% (1 Month USD LIBOR + 150 bps),
                     10/15/34 (144A)                                                       1,000,619
     500,000(a)      JP Morgan Chase Commercial Mortgage Securities Trust, Series
                     2016-WPT, Class B, 3.688% (1 Month USD LIBOR + 210 bps),
                     10/15/33 (144A)                                                         501,090
     375,000(a)      JP Morgan Chase Commercial Mortgage Securities Trust, Series
                     2017-FL11, Class B, 2.688% (1 Month USD LIBOR + 110 bps),
                     10/15/32 (144A)                                                         375,700
     406,597(b)      JP Morgan Mortgage Trust, Series 2013-2, Class A5, 3.5%,
                     5/25/43 (144A)                                                          401,150
     642,768(a)      JP Morgan Seasoned Mortgage Trust, Series 2014-1, Class AM,
                     2.121% (1 Month USD LIBOR + 50 bps), 5/25/33 (144A)                     638,130
   1,201,156(b)      JP Morgan Seasoned Mortgage Trust, Series 2014-1, Class B1,
                     2.117%, 5/25/33 (144A)                                                1,187,941
     600,000(a)      La Hipotecaria Panamanian Mortgage Trust, Series 2007-1GA,
                     Class A, 4.0% (Panamanian Mortgage Reference Rate -
                     125 bps), 12/23/36 (144A)                                               594,000
      30,979(a)      Lehman Brothers Small Balance Commercial Mortgage Trust,
                     Series 2006-1A, Class 1A, 1.841% (1 Month USD LIBOR + 22 bps),
                     4/25/31 (144A)                                                           30,791
      30,049(a)      Lehman Brothers Small Balance Commercial Mortgage Trust,
                     Series 2006-1A, Class 2A, 1.851% (1 Month USD LIBOR + 23 bps),
                     4/25/31 (144A)                                                           29,864
   1,300,000(a)      LMREC, Inc., Series 2015-CRE1, Class A, 3.371%
                     (1 Month USD LIBOR + 175 bps), 2/22/32 (144A)                         1,305,339

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 33

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
     433,081(a)      LSTAR Securities Investment, Ltd., Series 2017-3, Class A1,
                     3.575% (1 Month USD LIBOR + 200 bps), 4/1/22 (144A)               $     433,106
     847,130(a)      LSTAR Securities Investment, Ltd., Series 2017-6, Class A,
                     3.325% (1 Month USD LIBOR + 175 bps), 9/1/22 (144A)                     847,660
     504,299(a)      LSTAR Securities Investment, Ltd., Series 2017-7, Class A,
                     3.325% (1 Month USD LIBOR + 175 bps), 10/1/22 (144A)                    504,549
     373,411(a)      Merrill Lynch Mortgage Investors Trust, Series 2003-A, Class 1A,
                     2.361% (1 Month USD LIBOR + 74 bps), 3/25/28                            357,795
     327,360(a)      Merrill Lynch Mortgage Investors Trust, Series 2003-C, Class A2,
                     2.525% (6 Month USD LIBOR + 70 bps), 6/25/28                            324,723
     119,011(a)      Merrill Lynch Mortgage Investors Trust, Series 2003-G, Class A1,
                     2.261% (1 Month USD LIBOR + 64 bps), 1/25/29                            114,836
      31,135(b)      Merrill Lynch Mortgage Investors Trust, Series 2003-G, Class A3,
                     2.914%, 1/25/29                                                          31,306
     213,237(a)      Merrill Lynch Mortgage Investors Trust, Series 2003-H, Class A1,
                     2.261% (1 Month USD LIBOR + 64 bps), 1/25/29                            210,679
      54,954(a)      Merrill Lynch Mortgage Investors Trust, Series 2004-G, Class A2,
                     2.425% (6 Month USD LIBOR + 60 bps), 1/25/30                             53,870
      66,285(b)      Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class D, 5.388%,
                     11/12/37                                                                 66,216
     466,492(b)      Morgan Stanley Capital I Trust, Series 2007-T25, Class AJ, 5.574%,
                     11/12/49                                                                470,574
     500,000(a)      Morgan Stanley Capital I Trust, Series 2015-XLF1, Class C, 3.788%
                     (1 Month USD LIBOR + 220 bps), 8/14/31 (144A)                           502,636
     600,000(a)      Morgan Stanley Capital I Trust, Series 2015-XLF2, Class AFSB,
                     4.331% (1 Month USD LIBOR + 275 bps), 8/15/26 (144A)                    599,330
     500,000(a)      Morgan Stanley Capital I Trust, Series 2017-CLS, Class C, 2.588%
                     (1 Month USD LIBOR + 100 bps), 11/15/34 (144A)                          501,253
     500,000(a)      Morgan Stanley Capital I Trust, Series 2017-PRME, Class B,
                     2.938% (1 Month USD LIBOR + 135 bps), 2/15/34 (144A)                    500,770
     119,226(a)      Morgan Stanley Mortgage Loan Trust, Series 2005-5AR, Class 1A1,
                     1.891% (1 Month USD LIBOR + 27 bps), 9/25/35                            119,398
     156,516(a)      Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 1A1,
                     1.901% (1 Month USD LIBOR + 28 bps), 11/25/35                           157,236
     435,951(a)      MortgageIT Trust, Series 2004-1, Class A1, 2.401%
                     (1 Month USD LIBOR + 78 bps), 11/25/34                                  426,874
   1,385,425(a)      Motel 6 Trust, Series 2017-MTL6, Class C, 2.988%
                     (1 Month USD LIBOR + 140 bps), 8/15/34 (144A)                         1,389,744
     529,261(b)      Oaks Mortgage Trust, Series 2015-1, Class A9, 3.0%,
                     4/25/46 (144A)                                                          528,675
     572,822(a)      Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through
                     Certificates, Series 2005-4, Class 1A2, 2.011%
                     (1 Month USD LIBOR + 39 bps), 11/25/35                                  563,380
     314,153(a)      Pepper Residential Securities Trust No. 18, Series 18A,
                     Class A1UA, 2.531% (1 Month USD LIBOR + 95 bps), 3/12/47 (144A)         314,344
      54,186(a)      PFP, Ltd., Series 2015-2, Class A, 3.038%
                     (1 Month USD LIBOR + 145 bps), 7/14/34 (144A)                            54,234
       2,746         RALI Trust, Series 2003-QS14, Class A1, 5.0%, 7/25/18                     2,719

The accompanying notes are an integral part of these financial statements.

34 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
       1,470(b)      RAMP Trust, Series 2004-SL4, Class A1, 6.575%, 5/25/18            $       1,553
     359,111(a)      ReadyCap Commercial Mortgage Trust, Series 2017-FL1, Class A,
                     2.471% (1 Month USD LIBOR + 85 bps), 5/25/34 (144A)                     359,111
     683,804(a)      RESI Finance LP, Series 2003-CB1, Class B3, 3.031%
                     (1 Month USD LIBOR + 145 bps), 6/10/35 (144A)                           593,409
     189,981(a)      Resimac Premier, Series 2014-1A, Class A1, 2.249%
                     (3 Month USD LIBOR + 70 bps), 12/12/45 (144A)                           190,468
     367,652(a)      Resimac Premier, Series 2017-1A, Class A1A, 2.531%
                     (1 Month USD LIBOR + 95 bps), 9/11/48 (144A)                            368,917
      19,284(a)      Resource Capital Corp., Ltd., Series 2015-CRE4, Class A,
                     2.988% (1 Month USD LIBOR + 140 bps), 8/15/32 (144A)                     19,280
     663,823(a)      Resource Capital Corp., Ltd., Series 2017-CRE5, Class A,
                     2.388% (1 Month USD LIBOR + 80 bps), 7/15/34 (144A)                     664,528
     104,253(b)      Sequoia Mortgage Trust, Series 2004-7, Class A1,
                     3.01%, 8/20/34                                                          104,811
      90,793(b)      Sequoia Mortgage Trust, Series 2013-8, Class A1, 3.0%, 6/25/43           87,777
     158,818(b)      Sequoia Mortgage Trust, Series 2013-8, Class A2, 2.25%, 6/25/43         148,656
   1,000,000(a)      Stonemont Portfolio Trust, Series 2017-MONT, Class B, 2.694%
                     (1 Month USD LIBOR + 110 bps), 8/20/30 (144A)                         1,002,185
      98,153(a)      Structured Asset Mortgage Investments II Trust, Series 2005-F1,
                     Class FA, 2.121% (1 Month USD LIBOR + 50 bps), 8/26/35                   97,758
      22,972(a)      Structured Asset Securities Corp. Mortgage Pass Through
                     Certificates, Series 2003-35, Class 3A1, 2.121%
                     (1 Month USD LIBOR + 50 bps), 12/25/33                                   23,041
     776,627(b)      Sutherland Commercial Mortgage Loans, Series 2017-SBC6,
                     Class A, 3.192%, 5/25/37 (144A)                                         776,787
     500,000(a)      Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class C, 2.93%
                     (1 Month USD LIBOR + 135 bps), 11/11/34 (144A)                          500,934
      36,385(a)      Velocity Commercial Capital Loan Trust, Series 2014-1, Class A,
                     3.621% (1 Month USD LIBOR + 200 bps), 9/25/44 (144A)                     36,420
     925,000(b)      WaMu Commercial Mortgage Securities Trust, Series 2006-SL1,
                     Class C, 2.52%, 11/23/43 (144A)                                         917,148
   1,000,000(a)      Wells Fargo Commercial Mortgage Trust, Series 2017-SMP, Class C,
                     2.913% (1 Month USD LIBOR + 120 bps), 12/15/34 (144A)                 1,000,940
      42,105(a)      Wells Fargo Mortgage Backed Securities Trust, Series 2005-4,
                     Class A6, 2.221% (1 Month USD LIBOR + 60 bps), 4/25/35                   41,617
     978,848(b)      WinWater Mortgage Loan Trust, Series 2015-2, Class A5, 3.0%,
                     2/20/45 (144A)                                                          958,698
                                                                                       -------------
                     Total Banks                                                       $  73,103,234
----------------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIALS -- 0.2%
                     Other Diversified Financial Services -- 0.2%
     232,202(b)      Banc of America Commercial Mortgage Trust, Series 2007-3,
                     Class B, 5.755%, 6/10/49                                          $     234,405
     631,969(b)      Sequoia Mortgage Trust, Series 2012-1, Class 2A1,
                     3.474%, 1/25/42                                                         618,460
                                                                                       -------------
                     Total Diversified Financials                                      $     852,865
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 35

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     ENERGY -- 0.2%
                     Oil & Gas Exploration & Production -- 0.2%
     404,172(a)      Oaktown Re, Ltd., Series 2017-1A, Class M1, 3.871%
                     (1 Month USD LIBOR + 225 bps), 4/25/27 (144A)                     $     404,684
     499,908(a)      RAIT Trust, Series 2017-FL7, Class A, 2.538%
                     (1 Month USD LIBOR + 95 bps), 6/15/37 (144A)                            500,366
                                                                                       -------------
                     Total Energy                                                      $     905,050
----------------------------------------------------------------------------------------------------
                     GOVERNMENT -- 15.0%
         210(a)      Collateralized Mortgage Obligation Trust, Series 44, Class F, 1.2%
                     (1 Month USD LIBOR + 95 bps), 7/1/18                              $         210
     542,622(b)      Fannie Mae Grantor Trust, Series 2004-T2, Class 2A,
                     4.006%, 7/25/43                                                         571,452
     168,712(a)      Federal Home Loan Mortgage Corp. REMICS, Series 2071,
                     Class F, 2.088% (1 Month USD LIBOR + 50 bps), 7/15/28                   170,496
     126,610(a)      Federal Home Loan Mortgage Corp. REMICS, Series 2315,
                     Class FW, 2.138% (1 Month USD LIBOR + 55 bps), 4/15/27                  128,238
     301,646(a)      Federal Home Loan Mortgage Corp. REMICS, Series 2334,
                     Class FA, 2.088% (1 Month USD LIBOR + 50 bps), 7/15/31                  304,100
     375,106(a)      Federal Home Loan Mortgage Corp. REMICS, Series 2362,
                     Class F, 1.988% (1 Month USD LIBOR + 40 bps), 9/15/31                   374,576
     118,913(a)      Federal Home Loan Mortgage Corp. REMICS, Series 2391,
                     Class FJ, 2.088% (1 Month USD LIBOR + 50 bps), 4/15/28                  119,416
     376,415(a)      Federal Home Loan Mortgage Corp. REMICS, Series 2412,
                     Class GF, 2.538% (1 Month USD LIBOR + 95 bps), 2/15/32                  387,161
     167,021(a)      Federal Home Loan Mortgage Corp. REMICS, Series 2416,
                     Class FG, 2.04% (1 Month USD LIBOR + 45 bps), 2/17/32                   168,409
       7,193(a)      Federal Home Loan Mortgage Corp. REMICS, Series 2437,
                     Class FD, 1.759% (1 Month USD LIBOR + 20 bps), 10/15/20                   7,206
      82,130(a)      Federal Home Loan Mortgage Corp. REMICS, Series 2439,
                     Class F, 2.588% (1 Month USD LIBOR + 100 bps), 3/15/32                   84,136
     139,752(a)      Federal Home Loan Mortgage Corp. REMICS, Series 2470,
                     Class AF, 2.588% (1 Month USD LIBOR + 100 bps), 3/15/32                 143,968
     119,823(a)      Federal Home Loan Mortgage Corp. REMICS, Series 2489,
                     Class FA, 2.588% (1 Month USD LIBOR + 100 bps), 2/15/32                 123,011
     180,885(a)      Federal Home Loan Mortgage Corp. REMICS, Series 2498,
                     Class FL, 2.158% (1 Month USD LIBOR + 57 bps), 3/15/32                  181,702
     807,364(a)      Federal Home Loan Mortgage Corp. REMICS, Series 2551,
                     Class LF, 2.088% (1 Month USD LIBOR + 50 bps), 1/15/33                  810,719
     131,162(a)      Federal Home Loan Mortgage Corp. REMICS, Series 2567,
                     Class FJ, 1.988% (1 Month USD LIBOR + 40 bps), 2/15/33                  131,274
     603,520         Federal Home Loan Mortgage Corp. REMICS, Series 2568,
                     Class KG, 5.5%, 2/15/23                                                 633,438
     561,101(a)      Federal Home Loan Mortgage Corp. REMICS, Series 2602,
                     Class FH, 1.898% (1 Month USD LIBOR + 31 bps), 4/15/33                  559,082
      20,106(a)      Federal Home Loan Mortgage Corp. REMICS, Series 2650,
                     Class FV, 1.988% (1 Month USD LIBOR + 40 bps), 12/15/32                  20,144
      10,934(a)      Federal Home Loan Mortgage Corp. REMICS, Series 2650,
                     Class FX, 1.988% (1 Month USD LIBOR + 40 bps), 12/15/32                  10,945

The accompanying notes are an integral part of these financial statements.

36 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Government -- (continued)
       5,438(a)      Federal Home Loan Mortgage Corp. REMICS, Series 2664,
                     Class GF, 2.188% (1 Month USD LIBOR + 60 bps), 8/15/18            $       5,445
     452,826         Federal Home Loan Mortgage Corp. REMICS, Series 2666,
                     Class OD, 5.5%, 8/15/23                                                 477,580
     206,027         Federal Home Loan Mortgage Corp. REMICS, Series 2685,
                     Class CS, 4.0%, 10/15/18                                                206,788
      39,944         Federal Home Loan Mortgage Corp. REMICS, Series 2764,
                     Class OE, 4.5%, 3/15/19                                                  40,111
      48,505         Federal Home Loan Mortgage Corp. REMICS, Series 2776,
                     Class QP, 4.0%, 1/15/34                                                  48,703
       7,632(a)      Federal Home Loan Mortgage Corp. REMICS, Series 2802,
                     Class FH, 2.038% (1 Month USD LIBOR + 45 bps), 9/15/33                    7,633
      11,577(a)      Federal Home Loan Mortgage Corp. REMICS, Series 2838,
                     Class FB, 1.888% (1 Month USD LIBOR + 30 bps), 8/15/19                   11,576
      74,664         Federal Home Loan Mortgage Corp. REMICS, Series 2855,
                     Class WN, 4.0%, 9/15/19                                                  75,036
     104,485(a)      Federal Home Loan Mortgage Corp. REMICS, Series 2916,
                     Class NF, 1.838% (1 Month USD LIBOR + 25 bps), 1/15/35                  104,674
      96,365         Federal Home Loan Mortgage Corp. REMICS, Series 2930,
                     Class DE, 4.5%, 2/15/20                                                  96,950
      43,489(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3042,
                     Class PF, 1.838% (1 Month USD LIBOR + 25 bps), 8/15/35                   43,433
     178,618(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3085,
                     Class VF, 1.908% (1 Month USD LIBOR + 32 bps), 12/15/35                 177,993
      29,780(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3102,
                     Class FG, 1.888% (1 Month USD LIBOR + 30 bps), 1/15/36                   29,763
     103,623(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3117,
                     Class FE, 1.888% (1 Month USD LIBOR + 30 bps), 2/15/36                  103,793
     292,404(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3136,
                     Class LF, 1.938% (1 Month USD LIBOR + 35 bps), 4/15/36                  292,816
      56,261(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3147,
                     Class PF, 1.888% (1 Month USD LIBOR + 30 bps), 4/15/36                   56,218
      69,278(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3173,
                     Class FC, 2.008% (1 Month USD LIBOR + 42 bps), 6/15/36                   69,427
     108,481(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3181,
                     Class HF, 2.088% (1 Month USD LIBOR + 50 bps), 7/15/36                  109,072
      37,885(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3235,
                     Class FX, 1.908% (1 Month USD LIBOR + 32 bps), 11/15/36                  37,859
      98,455(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3239,
                     Class EF, 1.938% (1 Month USD LIBOR + 35 bps), 11/15/36                  98,382
      46,537(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3239,
                     Class FB, 1.938% (1 Month USD LIBOR + 35 bps), 11/15/36                  46,503
     101,717(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3247,
                     Class FA, 1.838% (1 Month USD LIBOR + 25 bps), 8/15/36                  101,355
     380,347(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3266,
                     Class F, 1.888% (1 Month USD LIBOR + 30 bps), 1/15/37                   378,348
       3,070(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3335,
                     Class BF, 1.738% (1 Month USD LIBOR + 15 bps), 7/15/19                    3,069

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 37

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Government -- (continued)
     132,802(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3373,
                     Class FB, 2.168% (1 Month USD LIBOR + 58 bps), 10/15/37           $     133,775
     213,344(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3386,
                     Class FB, 1.963% (1 Month USD LIBOR + 38 bps), 11/15/37                 213,781
     111,922         Federal Home Loan Mortgage Corp. REMICS, Series 3416,
                     Class BJ, 4.0%, 2/15/23                                                 113,610
     503,707         Federal Home Loan Mortgage Corp. REMICS, Series 3527,
                     Class DA, 4.0%, 4/15/29                                                 517,179
   1,176,633         Federal Home Loan Mortgage Corp. REMICS, Series 3581,
                     Class B, 4.0%, 10/15/24                                               1,207,185
     122,472(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3610,
                     Class FA, 2.288% (1 Month USD LIBOR + 70 bps), 12/15/39                 124,251
     786,274         Federal Home Loan Mortgage Corp. REMICS, Series 3693,
                     Class BD, 3.0%, 7/15/25                                                 790,958
      96,505         Federal Home Loan Mortgage Corp. REMICS, Series 3706,
                     Class C, 2.0%, 8/15/20                                                   95,835
     512,715         Federal Home Loan Mortgage Corp. REMICS, Series 3707,
                     Class HB, 4.0%, 8/15/25                                                 526,460
      78,228         Federal Home Loan Mortgage Corp. REMICS, Series 3722,
                     Class AK, 1.75%, 9/15/20                                                 77,478
      93,633         Federal Home Loan Mortgage Corp. REMICS, Series 3726,
                     Class BA, 2.0%, 8/15/20                                                  93,043
   1,380,242         Federal Home Loan Mortgage Corp. REMICS, Series 3726,
                     Class PA, 3.0%, 8/15/40                                               1,388,188
     322,597         Federal Home Loan Mortgage Corp. REMICS, Series 3737,
                     Class NA, 3.5%, 6/15/25                                                 326,753
     398,471         Federal Home Loan Mortgage Corp. REMICS, Series 3741,
                     Class TA, 3.5%, 3/15/25                                                 402,614
     578,394         Federal Home Loan Mortgage Corp. REMICS, Series 3745,
                     Class BP, 3.5%, 8/15/25                                                 586,711
     112,208(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3745,
                     Class FB, 1.838% (1 Month USD LIBOR + 25 bps), 8/15/25                  112,195
     903,686         Federal Home Loan Mortgage Corp. REMICS, Series 3753,
                     Class AS, 3.5%, 11/15/25                                                921,054
      82,428         Federal Home Loan Mortgage Corp. REMICS, Series 3760,
                     Class KH, 2.0%, 11/15/20                                                 81,995
     644,046         Federal Home Loan Mortgage Corp. REMICS, Series 3763,
                     Class NE, 2.5%, 5/15/25                                                 642,434
      52,391(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3767,
                     Class JF, 1.888% (1 Month USD LIBOR + 30 bps), 2/15/39                   52,564
       3,978         Federal Home Loan Mortgage Corp. REMICS, Series 3772,
                     Class BM, 3.5%, 10/15/18                                                  3,981
     837,788         Federal Home Loan Mortgage Corp. REMICS, Series 3773,
                     Class PA, 3.5%, 6/15/25                                                 848,780
      53,492         Federal Home Loan Mortgage Corp. REMICS, Series 3777,
                     Class DA, 3.5%, 10/15/24                                                 53,829
     342,997         Federal Home Loan Mortgage Corp. REMICS, Series 3778,
                     Class D, 3.5%, 3/15/25                                                  348,674

The accompanying notes are an integral part of these financial statements.

38 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Government -- (continued)
     191,503         Federal Home Loan Mortgage Corp. REMICS, Series 3779,
                     Class KJ, 2.75%, 11/15/25                                         $     189,729
      67,234(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3784,
                     Class F, 1.988% (1 Month USD LIBOR + 40 bps), 7/15/23                    67,538
      62,536         Federal Home Loan Mortgage Corp. REMICS, Series 3788,
                     Class AB, 3.5%, 11/15/28                                                 63,096
      59,450         Federal Home Loan Mortgage Corp. REMICS, Series 3804,
                     Class GA, 3.5%, 2/15/25                                                  59,493
     124,523         Federal Home Loan Mortgage Corp. REMICS, Series 3804,
                     Class GD, 3.1%, 2/15/25                                                 124,592
     135,046(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3807,
                     Class FM, 2.088% (1 Month USD LIBOR + 50 bps), 2/15/41                  135,064
   1,491,138         Federal Home Loan Mortgage Corp. REMICS, Series 3810,
                     Class NV, 4.0%, 9/15/25                                               1,503,736
     430,704         Federal Home Loan Mortgage Corp. REMICS, Series 3815,
                     Class EA, 4.0%, 12/15/25                                                437,412
      20,834         Federal Home Loan Mortgage Corp. REMICS, Series 3816,
                     Class D, 3.5%, 8/15/28                                                   20,942
      72,513         Federal Home Loan Mortgage Corp. REMICS, Series 3817,
                     Class GA, 3.5%, 6/15/24                                                  72,663
      97,951         Federal Home Loan Mortgage Corp. REMICS, Series 3823,
                     Class HA, 3.0%, 2/15/24                                                  98,072
     155,321(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3850,
                     Class FC, 2.008% (1 Month USD LIBOR + 42 bps), 4/15/41                  155,227
     190,483         Federal Home Loan Mortgage Corp. REMICS, Series 3858,
                     Class CA, 3.0%, 10/15/25                                                190,943
     250,912(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3867,
                     Class PF, 1.988% (1 Month USD LIBOR + 40 bps), 3/15/41                  251,509
      42,359(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3868,
                     Class FA, 1.988% (1 Month USD LIBOR + 40 bps), 5/15/41                   42,471
     170,728         Federal Home Loan Mortgage Corp. REMICS, Series 3873,
                     Class AG, 3.0%, 5/15/29                                                 171,626
       5,201         Federal Home Loan Mortgage Corp. REMICS, Series 3874,
                     Class GC, 3.0%, 12/15/24                                                  5,199
     578,728         Federal Home Loan Mortgage Corp. REMICS, Series 3875,
                     Class GL, 2.0%, 6/15/26                                                 569,516
      11,189         Federal Home Loan Mortgage Corp. REMICS, Series 3877,
                     Class ND, 3.0%, 2/15/25                                                  11,184
     140,899(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3879,
                     Class AF, 2.018% (1 Month USD LIBOR + 43 bps), 6/15/41                  141,569
      54,338(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3914,
                     Class LF, 1.788% (1 Month USD LIBOR + 20 bps), 8/15/26                   54,378
     143,369(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3919,
                     Class AF, 1.938% (1 Month USD LIBOR + 35 bps), 3/15/30                  143,848
   1,334,070         Federal Home Loan Mortgage Corp. REMICS, Series 3937,
                     Class PA, 4.0%, 8/15/39                                               1,369,007
     438,944         Federal Home Loan Mortgage Corp. REMICS, Series 3944,
                     Class LB, 2.0%, 2/15/25                                                 438,555

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 39

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Government -- (continued)
     130,774         Federal Home Loan Mortgage Corp. REMICS, Series 3945,
                     Class A, 3.0%, 3/15/26                                            $     131,434
     160,120         Federal Home Loan Mortgage Corp. REMICS, Series 3953,
                     Class CD, 3.0%, 1/15/30                                                 161,673
      90,012(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3960,
                     Class FB, 1.888% (1 Month USD LIBOR + 30 bps), 2/15/30                   90,128
     106,573(a)      Federal Home Loan Mortgage Corp. REMICS, Series 3970,
                     Class GF, 1.888% (1 Month USD LIBOR + 30 bps), 9/15/26                  106,844
     632,222         Federal Home Loan Mortgage Corp. REMICS, Series 3973,
                     Class MA, 3.0%, 8/15/25                                                 630,934
     434,988         Federal Home Loan Mortgage Corp. REMICS, Series 3976,
                     Class A, 3.5%, 8/15/29                                                  442,614
     425,162         Federal Home Loan Mortgage Corp. REMICS, Series 3976,
                     Class AE, 2.5%, 8/15/29                                                 426,060
     577,929         Federal Home Loan Mortgage Corp. REMICS, Series 3979,
                     Class GA, 3.5%, 5/15/30                                                 590,219
     526,724         Federal Home Loan Mortgage Corp. REMICS, Series 3984,
                     Class EA, 3.5%, 11/15/29                                                537,101
   1,919,746         Federal Home Loan Mortgage Corp. REMICS, Series 3990,
                     Class UM, 2.25%, 1/15/26                                              1,901,108
     772,479         Federal Home Loan Mortgage Corp. REMICS, Series 3996,
                     Class GN, 3.0%, 11/15/38                                                773,292
   1,941,052         Federal Home Loan Mortgage Corp. REMICS, Series 3997,
                     Class DG, 2.5%, 5/15/30                                               1,948,043
      92,150(a)      Federal Home Loan Mortgage Corp. REMICS, Series 4002,
                     Class YF, 2.138% (1 Month USD LIBOR + 55 bps), 2/15/42                   93,205
     249,578         Federal Home Loan Mortgage Corp. REMICS, Series 4016,
                     Class AB, 2.0%, 9/15/25                                                 247,449
     510,181         Federal Home Loan Mortgage Corp. REMICS, Series 4018,
                     Class AL, 2.0%, 3/15/27                                                 498,108
     385,603         Federal Home Loan Mortgage Corp. REMICS, Series 4142,
                     Class PG, 2.0%, 12/15/32                                                376,631
     552,135         Federal Home Loan Mortgage Corp. REMICS, Series 4170,
                     Class QE, 2.0%, 5/15/32                                                 541,480
     377,238         Federal Home Loan Mortgage Corp. REMICS, Series 4221,
                     Class GA, 1.4%, 7/15/23                                                 364,617
     822,078         Federal Home Loan Mortgage Corp. REMICS, Series 4234,
                     Class AH, 2.5%, 7/15/28                                                 815,289
     159,091         Federal Home Loan Mortgage Corp. REMICS, Series 4366,
                     Class VA, 3.0%, 12/15/25                                                158,786
   1,170,173         Federal Home Loan Mortgage Corp. REMICS, Series 4444,
                     Class CD, 3.0%, 8/15/39                                               1,168,594
      62,873(a)      Federal Home Loan Mortgage Corp. Strips, Series 237,
                     Class F14, 1.988% (1 Month USD LIBOR + 40 bps), 5/15/36                  62,990
     135,009(a)      Federal Home Loan Mortgage Corp. Strips, Series 239,
                     Class F30, 1.888% (1 Month USD LIBOR + 30 bps), 8/15/36                 135,416
      53,897(a)      Federal Home Loan Mortgage Corp. Strips, Series 244,
                     Class F22, 1.938% (1 Month USD LIBOR + 35 bps), 12/15/36                 53,932

The accompanying notes are an integral part of these financial statements.

40 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Government -- (continued)
      38,243(a)      Federal National Mortgage Association REMICS, Series 1992-162,
                     Class FB, 2.75% (7 Year U.S. Treasury Yield Curve Rate T Note
                     Constant Maturity - 5 bps), 9/25/22                               $      38,236
     285,102(a)      Federal National Mortgage Association REMICS, Series 1993-247,
                     Class FE, 2.621% (1 Month USD LIBOR + 100 bps), 12/25/23                288,112
      76,880(a)      Federal National Mortgage Association REMICS, Series 1994-40,
                     Class FC, 2.121% (1 Month USD LIBOR + 50 bps), 3/25/24                   77,693
      49,017         Federal National Mortgage Association REMICS, Series 1999-25,
                     Class Z, 6.0%, 6/25/29                                                   54,521
      55,691(a)      Federal National Mortgage Association REMICS, Series 2001-72,
                     Class FB, 2.521% (1 Month USD LIBOR + 90 bps), 12/25/31                  56,453
      35,067(a)      Federal National Mortgage Association REMICS, Series 2001-81,
                     Class FL, 2.24% (1 Month USD LIBOR + 65 bps), 1/18/32                    35,622
     315,227(a)      Federal National Mortgage Association REMICS, Series 2002-23,
                     Class FA, 2.521% (1 Month USD LIBOR + 90 bps), 4/25/32                  321,940
     337,840(a)      Federal National Mortgage Association REMICS, Series 2002-34,
                     Class FA, 2.09% (1 Month USD LIBOR + 50 bps), 5/18/32                   340,105
     278,632(a)      Federal National Mortgage Association REMICS, Series 2002-36,
                     Class FS, 2.121% (1 Month USD LIBOR + 50 bps), 6/25/32                  281,779
     312,169(a)      Federal National Mortgage Association REMICS, Series 2002-38,
                     Class DF, 2.621% (1 Month USD LIBOR + 100 bps), 4/25/32                 321,749
     174,541(a)      Federal National Mortgage Association REMICS, Series 2002-64,
                     Class FE, 1.94% (1 Month USD LIBOR + 35 bps), 10/18/32                  175,854
   1,186,334(a)      Federal National Mortgage Association REMICS, Series 2002-74,
                     Class FV, 2.071% (1 Month USD LIBOR + 45 bps), 11/25/32               1,190,928
     226,064(a)      Federal National Mortgage Association REMICS, Series 2002-75,
                     Class FD, 2.59% (1 Month USD LIBOR + 100 bps), 11/18/32                 231,413
     158,338(a)      Federal National Mortgage Association REMICS, Series 2002-77,
                     Class WF, 1.99% (1 Month USD LIBOR + 40 bps), 12/18/32                  158,897
      43,975(a)      Federal National Mortgage Association REMICS, Series 2002-93,
                     Class FH, 2.121% (1 Month USD LIBOR + 50 bps), 1/25/33                   44,306
     113,056(a)      Federal National Mortgage Association REMICS, Series 2003-8,
                     Class FJ, 1.971% (1 Month USD LIBOR + 35 bps), 2/25/33                  113,913
     341,200(a)      Federal National Mortgage Association REMICS, Series 2003-11,
                     Class FH, 2.121% (1 Month USD LIBOR + 50 bps), 12/25/32                 342,801
          13(a)      Federal National Mortgage Association REMICS, Series 2003-17,
                     Class FN, 1.921% (1 Month USD LIBOR + 30 bps), 3/25/18                       13
     447,831(a)      Federal National Mortgage Association REMICS, Series 2003-24,
                     Class FA, 2.121% (1 Month USD LIBOR + 50 bps), 4/25/33                  450,349
      53,628(a)      Federal National Mortgage Association REMICS, Series 2003-42,
                     Class JF, 2.121% (1 Month USD LIBOR + 50 bps), 5/25/33                   53,720
     265,119(a)      Federal National Mortgage Association REMICS, Series 2003-63,
                     Class F1, 1.921% (1 Month USD LIBOR + 30 bps), 11/25/27                 266,526
     240,299(a)      Federal National Mortgage Association REMICS, Series 2003-91,
                     Class FD, 2.121% (1 Month USD LIBOR + 50 bps), 9/25/33                  240,830
     597,175(a)      Federal National Mortgage Association REMICS, Series 2003-126,
                     Class FC, 1.921% (1 Month USD LIBOR + 30 bps), 12/25/33                 597,498
     186,086(a)      Federal National Mortgage Association REMICS, Series 2004-14,
                     Class F, 2.021% (1 Month USD LIBOR + 40 bps), 3/25/34                   186,727

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 41

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Government -- (continued)
      32,619(a)      Federal National Mortgage Association REMICS, Series 2004-25,
                     Class FA, 2.021% (1 Month USD LIBOR + 40 bps), 4/25/34            $      32,820
      95,427(a)      Federal National Mortgage Association REMICS, Series 2004-28,
                     Class PF, 2.021% (1 Month USD LIBOR + 40 bps), 3/25/34                   95,763
      60,842(a)      Federal National Mortgage Association REMICS, Series 2004-52,
                     Class FW, 2.021% (1 Month USD LIBOR + 40 bps), 7/25/34                   60,870
      91,383(a)      Federal National Mortgage Association REMICS, Series 2005-66,
                     Class FD, 1.921% (1 Month USD LIBOR + 30 bps), 7/25/35                   91,253
     200,857(a)      Federal National Mortgage Association REMICS, Series 2005-66,
                     Class PF, 1.871% (1 Month USD LIBOR + 25 bps), 7/25/35                  200,604
     188,565(a)      Federal National Mortgage Association REMICS, Series 2005-69,
                     Class AF, 1.921% (1 Month USD LIBOR + 30 bps), 8/25/35                  188,577
      91,298(a)      Federal National Mortgage Association REMICS, Series 2005-83,
                     Class KT, 1.921% (1 Month USD LIBOR + 30 bps), 10/25/35                  91,249
     111,373(a)      Federal National Mortgage Association REMICS, Series 2005-83,
                     Class LF, 1.931% (1 Month USD LIBOR + 31 bps), 2/25/35                  110,971
      48,891(a)      Federal National Mortgage Association REMICS, Series 2005-120,
                     Class UF, 1.971% (1 Month USD LIBOR + 35 bps), 3/25/35                   49,045
     777,597(a)      Federal National Mortgage Association REMICS, Series 2006-3,
                     Class CF, 1.921% (1 Month USD LIBOR + 30 bps), 3/25/36                  773,456
      56,259(a)      Federal National Mortgage Association REMICS, Series 2006-33,
                     Class FH, 1.971% (1 Month USD LIBOR + 35 bps), 5/25/36                   56,056
     104,839(a)      Federal National Mortgage Association REMICS, Series 2006-42,
                     Class CF, 2.071% (1 Month USD LIBOR + 45 bps), 6/25/36                  105,399
     383,905(a)      Federal National Mortgage Association REMICS, Series 2006-44,
                     Class FP, 2.021% (1 Month USD LIBOR + 40 bps), 6/25/36                  385,095
     142,290(a)      Federal National Mortgage Association REMICS, Series 2006-49,
                     Class PF, 1.871% (1 Month USD LIBOR + 25 bps), 4/25/36                  141,696
     200,721(a)      Federal National Mortgage Association REMICS, Series 2006-51,
                     Class FP, 1.971% (1 Month USD LIBOR + 35 bps), 3/25/36                  201,067
      75,469(a)      Federal National Mortgage Association REMICS, Series 2006-81,
                     Class FA, 1.971% (1 Month USD LIBOR + 35 bps), 9/25/36                   75,512
      43,895(a)      Federal National Mortgage Association REMICS, Series 2006-82,
                     Class F, 2.191% (1 Month USD LIBOR + 57 bps), 9/25/36                    44,262
     180,881(a)      Federal National Mortgage Association REMICS, Series 2006-93,
                     Class FN, 2.021% (1 Month USD LIBOR + 40 bps), 10/25/36                 180,542
     160,388(a)      Federal National Mortgage Association REMICS, Series 2006-104,
                     Class FD, 1.981% (1 Month USD LIBOR + 36 bps), 11/25/36                 160,578
      47,475(a)      Federal National Mortgage Association REMICS, Series 2007-2,
                     Class FT, 1.871% (1 Month USD LIBOR + 25 bps), 2/25/37                   47,113
      90,930(a)      Federal National Mortgage Association REMICS, Series 2007-7,
                     Class FJ, 1.821% (1 Month USD LIBOR + 20 bps), 2/25/37                   90,286
      99,155(a)      Federal National Mortgage Association REMICS, Series 2007-9,
                     Class FB, 1.971% (1 Month USD LIBOR + 35 bps), 3/25/37                   98,376
      83,488(a)      Federal National Mortgage Association REMICS, Series 2007-13,
                     Class FA, 1.871% (1 Month USD LIBOR + 25 bps), 3/25/37                   82,827
      63,810(a)      Federal National Mortgage Association REMICS, Series 2007-14,
                     Class F, 1.981% (1 Month USD LIBOR + 36 bps), 3/25/37                    64,117

The accompanying notes are an integral part of these financial statements.

42 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Government -- (continued)
      60,110(a)      Federal National Mortgage Association REMICS, Series 2007-24,
                     Class FD, 1.871% (1 Month USD LIBOR + 25 bps), 3/25/37            $      59,893
      63,456(a)      Federal National Mortgage Association REMICS, Series 2007-41,
                     Class FA, 2.021% (1 Month USD LIBOR + 40 bps), 5/25/37                   63,610
     125,830(a)      Federal National Mortgage Association REMICS, Series 2007-50,
                     Class FN, 1.861% (1 Month USD LIBOR + 24 bps), 6/25/37                  125,321
      40,103(a)      Federal National Mortgage Association REMICS, Series 2007-58,
                     Class FA, 1.871% (1 Month USD LIBOR + 25 bps), 6/25/37                   39,775
     140,475(a)      Federal National Mortgage Association REMICS, Series 2007-58,
                     Class FV, 1.871% (1 Month USD LIBOR + 25 bps), 6/25/37                  139,315
     147,413(a)      Federal National Mortgage Association REMICS, Series 2007-86,
                     Class FC, 2.191% (1 Month USD LIBOR + 57 bps), 9/25/37                  148,664
     157,030(a)      Federal National Mortgage Association REMICS, Series 2007-89,
                     Class F, 2.201% (1 Month USD LIBOR + 58 bps), 9/25/37                   158,597
      39,611(a)      Federal National Mortgage Association REMICS, Series 2007-92,
                     Class OF, 2.191% (1 Month USD LIBOR + 57 bps), 9/25/37                   40,132
      55,279(a)      Federal National Mortgage Association REMICS, Series 2007-110,
                     Class FA, 2.241% (1 Month USD LIBOR + 62 bps), 12/25/37                  55,439
      17,000(a)      Federal National Mortgage Association REMICS, Series 2008-47,
                     Class PF, 2.121% (1 Month USD LIBOR + 50 bps), 6/25/38                   17,047
     168,333(a)      Federal National Mortgage Association REMICS, Series 2008-53,
                     Class FM, 2.521% (1 Month USD LIBOR + 90 bps), 7/25/38                  171,660
      84,109(a)      Federal National Mortgage Association REMICS, Series 2008-88,
                     Class FA, 2.841% (1 Month USD LIBOR + 122 bps), 10/25/38                 86,060
     313,588         Federal National Mortgage Association REMICS, Series 2009-10,
                     Class AB, 5.0%, 3/25/24                                                 322,523
     753,267         Federal National Mortgage Association REMICS, Series 2009-21,
                     Class HB, 4.5%, 4/25/24                                                 768,429
     193,657(a)      Federal National Mortgage Association REMICS, Series 2009-103,
                     Class FM, 2.321% (1 Month USD LIBOR + 70 bps), 11/25/39                 196,113
     263,762         Federal National Mortgage Association REMICS, Series 2010-13,
                     Class WD, 4.25%, 3/25/25                                                266,205
      48,262         Federal National Mortgage Association REMICS, Series 2010-17,
                     Class DE, 3.5%, 6/25/21                                                  48,511
      80,024         Federal National Mortgage Association REMICS, Series 2010-42,
                     Class AC, 4.0%, 10/25/24                                                 80,454
      32,504(a)      Federal National Mortgage Association REMICS, Series 2010-43,
                     Class FE, 2.171% (1 Month USD LIBOR + 55 bps), 9/25/39                   32,744
      95,906         Federal National Mortgage Association REMICS, Series 2010-43,
                     Class KG, 3.0%, 1/25/21                                                  96,123
      57,013         Federal National Mortgage Association REMICS, Series 2010-54,
                     Class LC, 3.0%, 4/25/40                                                  56,369
      43,583         Federal National Mortgage Association REMICS, Series 2010-83,
                     Class AK, 3.0%, 11/25/18                                                 43,567
     202,705         Federal National Mortgage Association REMICS, Series 2010-87,
                     Class HB, 3.0%, 3/25/25                                                 202,708
     245,197(a)      Federal National Mortgage Association REMICS, Series 2010-103,
                     Class DF, 1.921% (1 Month USD LIBOR + 30 bps), 8/25/40                  246,514

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 43

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Government -- (continued)
      25,947         Federal National Mortgage Association REMICS, Series 2010-123,
                     Class HA, 2.5%, 3/25/24                                           $      25,924
     183,965         Federal National Mortgage Association REMICS, Series 2010-123,
                     Class PL, 4.0%, 4/25/38                                                 185,722
      39,498         Federal National Mortgage Association REMICS, Series 2010-128,
                     Class JB, 1.5%, 11/25/20                                                 39,006
     216,384         Federal National Mortgage Association REMICS, Series 2010-145,
                     Class A, 3.5%, 8/25/25                                                  217,347
     378,194         Federal National Mortgage Association REMICS, Series 2011-17,
                     Class CJ, 2.75%, 3/25/21                                                379,328
     422,674         Federal National Mortgage Association REMICS, Series 2011-17,
                     Class GD, 3.5%, 2/25/26                                                 427,375
     115,838(a)      Federal National Mortgage Association REMICS, Series 2011-19,
                     Class FM, 2.171% (1 Month USD LIBOR + 55 bps), 5/25/40                  116,828
      32,275         Federal National Mortgage Association REMICS, Series 2011-23,
                     Class AB, 2.75%, 6/25/20                                                 32,268
      83,737         Federal National Mortgage Association REMICS, Series 2011-46,
                     Class BA, 4.0%, 4/25/37                                                  83,773
      93,629         Federal National Mortgage Association REMICS, Series 2011-58,
                     Class AC, 2.5%, 6/25/24                                                  93,598
     328,965         Federal National Mortgage Association REMICS, Series 2011-66,
                     Class QA, 3.5%, 7/25/21                                                 332,701
      82,892         Federal National Mortgage Association REMICS, Series 2011-67,
                     Class EA, 4.0%, 7/25/21                                                  83,526
     982,188         Federal National Mortgage Association REMICS, Series 2011-70,
                     Class BE, 3.0%, 8/25/26                                                 985,014
     102,896         Federal National Mortgage Association REMICS, Series 2011-79,
                     Class GB, 1.75%, 12/25/22                                               100,874
     166,542         Federal National Mortgage Association REMICS, Series 2011-89,
                     Class BA, 2.5%, 11/25/25                                                165,908
       2,097         Federal National Mortgage Association REMICS, Series 2011-98,
                     Class NH, 2.5%, 4/25/36                                                   2,094
     101,806         Federal National Mortgage Association REMICS, Series 2011-99,
                     Class LM, 2.5%, 1/25/30                                                 101,895
      52,522         Federal National Mortgage Association REMICS, Series 2011-107,
                     Class DA, 3.0%, 1/25/29                                                  52,535
      49,627         Federal National Mortgage Association REMICS, Series 2011-108,
                     Class BA, 3.0%, 8/25/37                                                  49,731
     308,583         Federal National Mortgage Association REMICS, Series 2011-139,
                     Class A, 3.0%, 5/25/38                                                  308,913
     815,548         Federal National Mortgage Association REMICS, Series 2012-17,
                     Class QC, 2.5%, 7/25/39                                                 812,317
      93,461         Federal National Mortgage Association REMICS, Series 2012-58,
                     Class LC, 3.5%, 10/25/39                                                 95,305
     336,767         Federal National Mortgage Association REMICS, Series 2012-67,
                     Class HG, 1.5%, 4/25/27                                                 326,456
     736,562         Federal National Mortgage Association REMICS, Series 2012-94,
                     Class E, 3.0%, 6/25/22                                                  738,932

The accompanying notes are an integral part of these financial statements.

44 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Government -- (continued)
   1,375,118         Federal National Mortgage Association REMICS, Series 2014-14,
                     Class A, 3.5%, 2/25/37                                            $   1,390,187
     171,005(a)      Federal National Mortgage Association REMICS, Series G93-5,
                     Class F, 2.471% (1 Month USD LIBOR + 85 bps), 2/25/23                   171,599
     478,571(a)      Federal National Mortgage Association Trust, Series 2005-W3,
                     Class 2AF, 1.841% (1 Month USD LIBOR + 22 bps), 3/25/45                 476,298
     131,164(b)      Federal National Mortgage Association Trust, Series 2005-W3,
                     Class 3A, 3.46%, 4/25/45                                                132,708
     146,125(b)      Federal National Mortgage Association Trust, Series 2005-W4,
                     Class 3A, 3.295%, 6/25/45                                               154,687
     354,729(a)      Federal National Mortgage Association Whole Loan, Series
                     2007-W1, Class 1AF1, 1.881% (1 Month USD LIBOR + 26 bps),
                     11/25/46                                                                355,339
      28,387         Federal National Mortgage Association-Aces, Series 2013-M7,
                     Class ASQ2, 1.233%, 3/26/18                                              28,344
       2,661(a)      Freddie Mac Structured Agency Credit Risk Debt Notes, Series
                     2013-DN2, Class M1, 3.071% (1 Month USD LIBOR + 145 bps),
                     11/25/23                                                                  2,665
     700,000(a)      Freddie Mac Structured Agency Credit Risk Debt Notes, Series
                     2016-DNA1, Class M2, 4.521% (1 Month USD LIBOR + 290 bps),
                     7/25/28                                                                 720,030
     461,988(a)      Freddie Mac Structured Agency Credit Risk Debt Notes, Series
                     2017-HQA1, Class M1, 2.821% (1 Month USD LIBOR + 120 bps),
                     8/25/29                                                                 466,277
   1,000,000(b)      FREMF Mortgage Trust, Series 2010-K6, Class B, 5.364%,
                     12/25/46 (144A)                                                       1,037,317
     188,081(b)      FREMF Mortgage Trust, Series 2011-K702, Class B, 4.875%,
                     4/25/44 (144A)                                                          187,791
   1,500,000(b)      FREMF Mortgage Trust, Series 2011-K703, Class B, 4.884%,
                     7/25/44 (144A)                                                        1,503,269
     346,000(b)      FREMF Mortgage Trust, Series 2012-K17, Class B, 4.341%,
                     12/25/44 (144A)                                                         357,004
   1,100,000(b)      FREMF Mortgage Trust, Series 2012-K711, Class B, 3.562%,
                     8/25/45 (144A)                                                        1,105,875
   1,400,000(b)      FREMF Mortgage Trust, Series 2013-K712, Class B, 3.362%,
                     5/25/45 (144A)                                                        1,409,851
     297,042(a)      FREMF Mortgage Trust, Series 2014-KF04, Class B, 4.83%
                     (1 Month USD LIBOR + 325 bps), 6/25/21 (144A)                           299,593
     335,993(a)      FREMF Mortgage Trust, Series 2014-KF05, Class B, 5.58%
                     (1 Month USD LIBOR + 400 bps), 9/25/22 (144A)                           350,785
     835,112(a)      FREMF Mortgage Trust, Series 2014-KS02, Class B, 6.58%
                     (1 Month USD LIBOR + 500 bps), 8/25/23 (144A)                           831,863
     400,384(a)      FREMF Mortgage Trust, Series 2015-KLSF, Class B, 5.98%
                     (1 Month USD LIBOR + 440 bps), 11/25/22 (144A)                          417,046
     502,741(a)      Government National Mortgage Association, Series 2000-35,
                     Class FA, 2.138% (1 Month USD LIBOR + 55 bps), 12/16/26                 506,739
      84,976(a)      Government National Mortgage Association, Series 2002-24,
                     Class FA, 2.088% (1 Month USD LIBOR + 50 bps), 4/16/32                   85,652
     381,355(a)      Government National Mortgage Association, Series 2002-24,
                     Class FR, 2.138% (1 Month USD LIBOR + 55 bps), 4/16/32                  384,674

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 45

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Government -- (continued)
     452,920(a)      Government National Mortgage Association, Series 2002-45,
                     Class FA, 1.988% (1 Month USD LIBOR + 40 bps), 6/16/32            $     455,585
     360,069(a)      Government National Mortgage Association, Series 2003-50,
                     Class F, 1.888% (1 Month USD LIBOR + 30 bps), 5/16/33                   361,083
     144,967(a)      Government National Mortgage Association, Series 2005-3,
                     Class FC, 1.838% (1 Month USD LIBOR + 25 bps), 1/16/35                  144,822
     143,372(a)      Government National Mortgage Association, Series 2005-16,
                     Class FA, 1.844% (1 Month USD LIBOR + 25 bps), 2/20/35                  142,602
       8,536         Government National Mortgage Association, Series 2006-17,
                     Class KY, 5.0%, 4/20/36                                                   8,594
      95,964(a)      Government National Mortgage Association, Series 2008-9,
                     Class FA, 2.094% (1 Month USD LIBOR + 50 bps), 2/20/38                   96,395
   1,399,082         Government National Mortgage Association, Series 2009-17,
                     Class YA, 4.5%, 12/20/36                                              1,439,255
       2,248         Government National Mortgage Association, Series 2009-74,
                     Class QB, 3.0%, 12/20/38                                                  2,247
     375,274(a)      Government National Mortgage Association, Series 2010-2,
                     Class F, 2.138% (1 Month USD LIBOR + 55 bps), 1/16/40                   377,865
      91,794         Government National Mortgage Association, Series 2010-33,
                     Class LN, 4.5%, 2/20/38                                                  93,143
     386,016         Government National Mortgage Association, Series 2010-67,
                     Class MA, 4.0%, 5/16/25                                                 394,489
       3,507         Government National Mortgage Association, Series 2010-109,
                     Class CG, 2.75%, 12/20/37                                                 3,504
     392,264         Government National Mortgage Association, Series 2010-164,
                     Class EB, 4.0%, 9/20/37                                                 396,270
     113,974         Government National Mortgage Association, Series 2010-164,
                     Class LH, 3.5%, 10/20/38                                                114,681
     400,304         Government National Mortgage Association, Series 2010-169,
                     Class CD, 3.0%, 12/16/25                                                401,295
     147,227         Government National Mortgage Association, Series 2011-44,
                     Class PG, 3.5%, 5/20/39                                                 148,364
     400,248         Government National Mortgage Association, Series 2011-150,
                     Class M, 3.0%, 8/16/26                                                  400,423
     577,936         Government National Mortgage Association, Series 2012-17,
                     Class KH, 3.0%, 7/20/39                                                 579,698
     565,202         Government National Mortgage Association, Series 2012-38,
                     Class DK, 2.5%, 8/20/37                                                 564,338
     115,777         Government National Mortgage Association, Series 2012-130,
                     Class PA, 3.0%, 4/20/41                                                 114,935
     243,583(a)      Government National Mortgage Association, Series 2013-51,
                     Class JF, 1.894% (1 Month USD LIBOR + 30 bps), 8/20/40                  240,036
   1,494,933         Government National Mortgage Association, Series 2014-28,
                     Class A, 2.0%, 1/16/46                                                1,476,239
     802,935         Government National Mortgage Association, Series 2014-51,
                     Class CK, 2.5%, 7/16/26                                                 797,053
   1,767,928(a)      Government National Mortgage Association, Series 2017-4,
                     Class FC, 1.925% (1 Month USD LIBOR + 35 bps), 1/20/47                1,772,902

The accompanying notes are an integral part of these financial statements.

46 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Government -- (continued)
     750,000         Government National Mortgage Association, Series 2018-20,
                     Class A, 2.5%, 9/16/49                                            $     736,185
     167,722(a)      NCUA Guaranteed Notes Trust, Series 2011-C1, Class 2A, 2.151%
                     (1 Month USD LIBOR + 53 bps), 3/9/21                                    167,398
                                                                                       -------------
                     Total Government                                                  $  78,114,509
----------------------------------------------------------------------------------------------------
                     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                     (Cost $153,924,186)                                               $ 152,975,658
----------------------------------------------------------------------------------------------------
                     CORPORATE BONDS -- 41.1% of Net Assets
                     AUTOMOBILES & COMPONENTS -- 1.8%
                     Automobile Manufacturers -- 1.8%
     575,000         Daimler Finance North America LLC, 1.75%, 10/30/19 (144A)         $     565,095
     565,000         Daimler Finance North America LLC, 2.3%, 1/6/20 (144A)                  558,868
     585,000         Ford Motor Credit Co., LLC, 2.343%, 11/2/20                             570,678
     560,000(a)      Ford Motor Credit Co., LLC, 2.379% (3 Month USD LIBOR + 83 bps),
                     3/12/19                                                                 562,301
     500,000         Ford Motor Credit Co., LLC, 2.681%, 1/9/20                              496,345
   1,000,000         Ford Motor Credit Co., LLC, 2.875%, 10/1/18                           1,002,021
     585,000(a)      Hyundai Capital America, 2.6% (3 Month USD LIBOR + 100 bps),
                     9/18/20 (144A)                                                          587,482
   1,145,000         Nissan Motor Acceptance Corp., 1.55%, 9/13/19 (144A)                  1,125,417
     575,000(a)      Nissan Motor Acceptance Corp., 2.083%
                     (3 Month USD LIBOR + 52 bps), 9/13/19 (144A)                            577,104
   1,000,000         Nissan Motor Acceptance Corp., 2.65%, 9/26/18 (144A)                  1,000,502
     670,000         Toyota Motor Credit Corp., 1.2%, 4/6/18                                 669,511
     575,000         Toyota Motor Credit Corp., 1.55%, 10/18/19                              566,894
     570,000         Toyota Motor Credit Corp., 1.95%, 4/17/20                               561,577
     600,000(a)      Toyota Motor Credit Corp., 2.705% (3 Month USD LIBOR + 82 bps),
                     2/19/19                                                                 604,076
                                                                                       -------------
                     Total Automobiles & Components                                    $   9,447,871
----------------------------------------------------------------------------------------------------
                     BANKS -- 11.2%
                     Diversified Banks -- 9.4%
   1,155,000         ABN AMRO Bank NV, 1.8%, 9/20/19 (144A)                            $   1,137,665
   1,140,000         ABN AMRO Bank NV, 2.1%, 1/18/19 (144A)                                1,135,115
   1,135,000         Bank of America Corp., 2.6%, 1/15/19                                  1,135,391
     580,000         Bank of America Corp., 2.65%, 4/1/19                                    580,349
     585,000(a)      Bank of America Corp., 2.728% (3 Month USD LIBOR + 107 bps),
                     3/22/18                                                                 585,324
     750,000         Bank of America NA, 1.75%, 6/5/18                                       749,513
     255,000(a)      Bank of Montreal, 2.028% (3 Month USD LIBOR + 44 bps), 6/15/20          256,028
     585,000(a)      Bank of Montreal, 2.384% (3 Month USD LIBOR + 65 bps), 7/18/19          588,801
     500,000         Bank of Nova Scotia, 1.45%, 4/25/18                                     499,555
     585,000         Bank of Nova Scotia, 1.65%, 6/14/19                                     577,992
     550,000         Bank of Nova Scotia, 2.05%, 6/5/19                                      546,244
     305,000         Bank of Tokyo-Mitsubishi UFJ, Ltd., 2.7%, 9/9/18 (144A)                 305,406

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 47

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Diversified Banks -- (continued)
   1,170,000         Banque Federative du Credit Mutuel SA, 2.0%, 4/12/19 (144A)       $   1,160,908
     655,000(a)      Banque Federative du Credit Mutuel SA, 2.235%
                     (3 Month USD LIBOR + 49 bps), 7/20/20 (144A)                            658,361
     220,000         Banque Federative du Credit Mutuel SA, 2.75%, 1/22/19 (144A)            220,087
     600,000         Citigroup, Inc., 2.05%, 12/7/18                                         598,364
   1,450,000(a)      Citigroup, Inc., 2.45% (3 Month USD LIBOR + 69 bps), 4/27/18          1,451,043
   1,220,000(a)      Citigroup, Inc., 3.539% (3 Month USD LIBOR + 170 bps), 5/15/18        1,223,558
     570,000         Citizens Bank NA, 2.2%, 5/26/20                                         561,084
     560,000         Citizens Bank NA, 2.25%, 3/2/20                                         552,346
     600,000         Citizens Bank NA, 2.5%, 3/14/19                                         599,086
     580,000(a)      Cooperatieve Rabobank UA, 2.31% (3 Month USD LIBOR + 51 bps),
                     8/9/19                                                                  582,699
     885,000         Credit Suisse AG, 4.375%, 8/5/20                                        912,672
     639,000         Danske Bank AS, 1.65%, 9/6/19 (144A)                                    629,797
   1,165,000(a)      Danske Bank AS, 2.088% (3 Month USD LIBOR + 58 bps),
                     9/6/19 (144A)                                                         1,171,307
   1,725,000         Discover Bank, 2.6%, 11/13/18                                         1,726,115
     795,000(a)      DNB Bank ASA, 2.065% (3 Month USD LIBOR + 37 bps),
                     10/2/20 (144A)                                                          795,819
     585,000         DNB Bank ASA, 2.125%, 10/2/20 (144A)                                    572,840
     900,000         Federation des Caisses Desjardins du Quebec, 2.25%,
                     10/30/20 (144A)                                                         884,877
     580,000         ING Bank NV, 2.0%, 11/26/18 (144A)                                      577,491
     560,000(a)      ING Bank NV, 2.449% (3 Month USD LIBOR + 61 bps),
                     8/15/19 (144A)                                                          562,666
     600,000(a)      ING Bank NV, 2.788% (3 Month USD LIBOR + 113 bps),
                     3/22/19 (144A)                                                          605,907
     585,000         JPMorgan Chase & Co., 1.85%, 3/22/19                                    581,459
     500,000(b)      JPMorgan Chase & Co., 4.109% (U.S. CPI Urban Consumers YoY
                     NSA + 200 bps), 2/25/21                                                 507,900
     900,000         JPMorgan Chase & Co., 4.4%, 7/22/20                                     930,902
     585,000(a)      JPMorgan Chase Bank NA, 2.092% (3 Month USD LIBOR + 45 bps),
                     9/21/18                                                                 585,675
     600,000         Lloyds Bank Plc, 2.05%, 1/22/19                                         597,836
     400,000         Macquarie Bank, Ltd., 2.6%, 6/24/19 (144A)                              399,143
     815,000(a)      Mizuho Bank, Ltd., 2.315% (3 Month USD LIBOR + 64 bps),
                     3/26/18 (144A)                                                          815,318
   1,000,000         MUFG Union Bank NA, 2.625%, 9/26/18                                   1,000,573
     620,000         National City Bank of Indiana, 4.25%, 7/1/18                            623,741
     575,000         Nordea Bank AB, 1.625%, 9/30/19 (144A)                                  565,212
     575,000         Nordea Bank AB, 2.125%, 5/29/20 (144A)                                  564,705
     590,000         Nordea Bank AB, 2.375%, 4/4/19 (144A)                                   588,583
     560,000         Royal Bank of Canada, 2.125%, 3/2/20                                    552,911
     590,000         Royal Bank of Canada, 2.15%, 10/26/20                                   579,475
     580,000(a)      Royal Bank of Canada, 2.24% (3 Month USD LIBOR + 48 bps),
                     7/29/19                                                                 582,187

The accompanying notes are an integral part of these financial statements.

48 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Diversified Banks -- (continued)
     600,000         Skandinaviska Enskilda Banken AB, 1.5%, 9/13/19                   $     589,349
     570,000(a)      Skandinaviska Enskilda Banken AB, 2.133%
                     (3 Month USD LIBOR + 57 bps), 9/13/19 (144A)                            573,309
     560,000         Skandinaviska Enskilda Banken AB, 2.375%, 11/20/18 (144A)               559,363
     575,000         Sumitomo Mitsui Banking Corp., 1.762%, 10/19/18                         572,282
     430,000         Sumitomo Mitsui Banking Corp., 2.05%, 1/18/19                           427,857
     565,000(a)      Sumitomo Mitsui Banking Corp., 2.245%
                     (3 Month USD LIBOR + 54 bps), 1/11/19                                   566,740
     540,000         Sumitomo Mitsui Banking Corp., 2.514%, 1/17/20                          536,972
     560,000         Sumitomo Mitsui Trust Bank, Ltd., 2.05%, 3/6/19 (144A)                  557,147
     595,000         Svenska Handelsbanken AB, 1.5%, 9/6/19                                  585,188
     750,000(a)      Svenska Handelsbanken AB, 1.883%
                     (3 Month USD LIBOR + 36 bps), 9/8/20                                    752,805
     750,000(a)      Svenska Handelsbanken AB, 1.998%
                     (3 Month USD LIBOR + 49 bps), 9/6/19                                    754,065
     500,000         Toronto-Dominion Bank, 1.4%, 4/30/18                                    499,405
     590,000         Toronto-Dominion Bank, 1.9%, 10/24/19                                   583,102
     600,000         Toronto-Dominion Bank, 2.125%, 7/2/19                                   596,389
     750,000(a)      Toronto-Dominion Bank, 2.135%
                     (3 Month USD LIBOR + 44 bps), 7/2/19                                    752,508
     600,000(a)      Toronto-Dominion Bank, 2.47%
                     (3 Month USD LIBOR + 65 bps), 8/13/19                                   603,882
     585,000         UBS AG, 2.375%, 8/14/19                                                 581,423
     580,000(a)      UBS AG, 2.486% (3 Month USD LIBOR + 48 bps), 12/1/20 (144A)             580,941
     900,000         UBS Group Funding Switzerland AG, 2.95%, 9/24/20 (144A)                 897,245
     750,000(a)      US Bancorp, 2.145% (3 Month USD LIBOR + 40 bps), 4/25/19                752,045
     540,000         US Bank NA, 2.05%, 10/23/20                                             529,657
     590,000(a)      Wells Fargo & Co., 2.447% (3 Month USD LIBOR + 68 bps),
                     1/30/20                                                                 594,366
     575,000         Wells Fargo Bank NA, 1.75%, 5/24/19                                     568,965
     585,000         Wells Fargo Bank NA, 2.15%, 12/6/19                                     579,623
     540,000         Wells Fargo Bank NA, 2.4%, 1/15/20                                      535,830
                                                                                       -------------
                                                                                       $  48,750,488
----------------------------------------------------------------------------------------------------
                     Regional Banks -- 1.8%
     590,000         BB&T Corp., 2.15%, 2/1/21                                         $     577,700
     560,000         Branch Banking & Trust Co., 2.1%, 1/15/20                               553,030
     500,000         Capital One NA, 1.85%, 9/13/19                                          491,929
   1,000,000         Capital One NA, 2.35%, 8/17/18                                          999,376
     985,000         Fifth Third Bancorp, 2.3%, 3/1/19                                       982,562
     140,000         Fifth Third Bank, 1.625%, 9/27/19                                       137,564
     590,000         Fifth Third Bank, 2.2%, 10/30/20                                        578,083
     585,000         KeyBank NA, 1.6%, 8/22/19                                               575,739
     600,000         KeyBank NA, 2.35%, 3/8/19                                               598,446
     480,000(a)      KeyBank NA, 2.526% (3 Month USD LIBOR + 52 bps), 6/1/18                 480,453

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 49

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Regional Banks -- (continued)
     330,000         KeyCorp, 2.3%, 12/13/18                                           $     329,343
     550,000         Manufacturers & Traders Trust Co., 2.3%, 1/30/19                        549,125
     840,000         PNC Bank NA, 1.7%, 12/7/18                                              835,256
     570,000         PNC Bank NA, 2.0%, 5/19/20                                              559,692
      84,000         PNC Bank NA, 2.2%, 1/28/19                                               83,759
     590,000         PNC Bank NA, 2.45%, 11/5/20                                             582,558
     560,000         SunTrust Bank, 2.25%, 1/31/20                                           554,063
                                                                                       -------------
                                                                                       $   9,468,678
                                                                                       -------------
                     Total Banks                                                       $  58,219,166
----------------------------------------------------------------------------------------------------
                     CAPITAL GOODS -- 1.9%
                     Aerospace & Defense -- 1.2%
   1,050,000         Boeing Co., 0.95%, 5/15/18                                        $   1,047,893
     860,000         Lockheed Martin Corp., 1.85%, 11/23/18                                  857,452
   2,075,000         Rockwell Collins, Inc., 1.95%, 7/15/19                                2,054,097
     575,000         United Technologies Corp., 1.5%, 11/1/19                                563,854
     930,000(c)      United Technologies Corp., 1.778%, 5/4/18                               929,272
     570,000         United Technologies Corp., 1.9%, 5/4/20                                 560,945
                                                                                       -------------
                                                                                       $   6,013,513
----------------------------------------------------------------------------------------------------
                     Electrical Components & Equipment -- 0.3%
   1,445,000         Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375%,
                     1/15/20                                                           $   1,427,255
----------------------------------------------------------------------------------------------------
                     Industrial Conglomerates -- 0.2%
     135,000(a)      General Electric Co., 2.522% (3 Month USD LIBOR + 80 bps),
                     4/15/20                                                           $     135,463
     590,000         Honeywell International, Inc., 1.8%, 10/30/19                           582,339
     525,000         Ingersoll-Rand Global Holding Co., Ltd., 2.9%, 2/21/21                  523,562
                                                                                       -------------
                                                                                       $   1,241,364
----------------------------------------------------------------------------------------------------
                     Industrial Machinery -- 0.1%
     360,000         Stanley Black & Decker, Inc., 1.622%, 11/17/18                    $     357,759
----------------------------------------------------------------------------------------------------
                     Trading Companies & Distributors -- 0.1%
     750,000         Aviation Capital Group Corp., 2.875%, 9/17/18 (144A)              $     750,641
                                                                                       -------------
                     Total Capital Goods                                               $   9,790,532
----------------------------------------------------------------------------------------------------
                     CONSUMER DURABLES & APPAREL -- 0.1%
                     Home Building -- 0.1%
     650,000         DR Horton, Inc., 4.0%, 2/15/20                                    $     664,039
                                                                                       -------------
                     Total Consumer Durables & Apparel                                 $     664,039
----------------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIALS -- 3.3%
                     Asset Management & Custody Banks -- 0.5%
     240,000(a)      Bank of New York Mellon Corp., 2.333%
                     (3 Month USD LIBOR + 56 bps), 8/1/18                              $     240,410
     560,000         Bank of New York Mellon Corp., 2.45%, 11/27/20                          552,799

The accompanying notes are an integral part of these financial statements.

50 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Asset Management & Custody Banks -- (continued)
     605,000(a)      Mizuho Securities USA LLC, 1.982%
                     (3 Month USD LIBOR + 34 bps), 9/21/18 (144A)                      $     605,031
     550,000(a)      State Street Corp., 2.785% (3 Month USD LIBOR + 90 bps),
                     8/18/20                                                                 558,838
     770,000         State Street Corp., 4.956%, 3/15/18                                     770,747
                                                                                       -------------
                                                                                       $   2,727,825
----------------------------------------------------------------------------------------------------
                     Consumer Finance -- 1.1%
     500,000         Ally Financial, Inc., 3.6%, 5/21/18                               $     500,750
     590,000         American Express Co., 2.2%, 10/30/20                                    577,817
     570,000         American Express Credit Corp., 1.875%, 5/3/19                           565,075
     585,000         American Express Credit Corp., 2.25%, 8/15/19                           581,554
     595,000         American Honda Finance Corp., 1.2%, 7/12/19                             584,197
     585,000         American Honda Finance Corp., 1.95%, 7/20/20                            574,025
     590,000         Capital One Financial Corp., 2.4%, 10/30/20                             579,544
     625,000         General Motors Financial Co., Inc., 2.4%, 5/9/19                        622,214
     585,000         General Motors Financial Co., Inc., 3.1%, 1/15/19                       586,557
     429,000(a)      General Motors Financial Co., Inc., 3.25%
                     (3 Month USD LIBOR + 145 bps), 5/9/19                                   434,055
                                                                                       -------------
                                                                                       $   5,605,788
----------------------------------------------------------------------------------------------------
                     Diversified Capital Markets -- 0.2%
     750,000(a)      ICBCIL Finance Co., Ltd., 3.49% (3 Month USD LIBOR + 167 bps),
                     11/13/18 (144A)                                                   $     755,098
----------------------------------------------------------------------------------------------------
                     Investment Banking & Brokerage -- 0.8%
     600,000         Goldman Sachs Group, Inc., 1.95%, 7/23/19                         $     594,485
     465,000(a)      Goldman Sachs Group, Inc., 2.764%
                     (3 Month USD LIBOR + 102 bps), 10/23/19                                 470,380
     575,000         Goldman Sachs Group, Inc., 2.9%, 7/19/18                                576,084
     650,000(a)      Goldman Sachs Group, Inc., 2.967%
                     (3 Month USD LIBOR + 120 bps), 4/30/18                                  650,984
   1,165,000         Morgan Stanley, 2.45%, 2/1/19                                         1,161,671
     500,000(a)      Morgan Stanley, 3.148% (3 Month USD LIBOR + 138 bps),
                     2/1/19                                                                  504,755
     275,000(a)      Morgan Stanley, 3.3% (3 Month USD LIBOR + 150 bps), 11/9/18             275,000
                                                                                       -------------
                                                                                       $   4,233,359
----------------------------------------------------------------------------------------------------
                     Multi-Sector Holdings -- 0.1%
     575,000         Berkshire Hathaway Finance Corp., 1.3%, 8/15/19                   $     566,417
----------------------------------------------------------------------------------------------------
                     Specialized Finance -- 0.5%
           3(a)      Ambac LSNI LLC, 6.811% (3 Month USD LIBOR + 500 bps),
                     2/12/23 (144A)                                                    $           3
   1,414,000         MassMutual Global Funding II, 1.55%, 10/11/19 (144A)                  1,388,539
     598,000         MassMutual Global Funding II, 2.1%, 8/2/18 (144A)                       597,531
     700,000         MassMutual Global Funding II, 2.45%, 11/23/20 (144A)                    692,126
                                                                                       -------------
                                                                                       $   2,678,199
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 51

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Supranational -- 0.1%
     650,000         North American Development Bank, 2.3%, 10/10/18                   $     650,140
                                                                                       -------------
                     Total Diversified Financials                                      $  17,216,826
----------------------------------------------------------------------------------------------------
                     ENERGY -- 2.8%
                     Integrated Oil & Gas -- 1.1%
   1,405,000         BP Capital Markets Plc, 2.241%, 9/26/18                           $   1,404,124
     155,000(a)      BP Capital Markets Plc, 2.351% (3 Month USD LIBOR + 54 bps),
                     5/10/19                                                                 155,721
     460,000(a)      BP Capital Markets Plc, 2.47% (3 Month USD LIBOR + 87 bps),
                     9/16/21                                                                 469,226
     560,000         Chevron Corp., 1.718%, 6/24/18                                          559,258
     560,000         Chevron Corp., 1.991%, 3/3/20                                           553,239
     600,000(a)      Chevron Corp., 2.35% (3 Month USD LIBOR + 50 bps), 5/16/18              600,533
     600,000(a)      Chevron Corp., 2.36% (3 Month USD LIBOR + 51 bps), 11/16/18             601,818
     500,000(a)      Shell International Finance BV, 1.899%
                     (3 Month USD LIBOR + 35 bps), 9/12/19                                   502,222
     585,000(a)      Shell International Finance BV, 2.391%
                     (3 Month USD LIBOR + 58 bps), 11/10/18                                  587,251
     350,000         Statoil ASA, 1.15%, 5/15/18                                             349,330
                                                                                       -------------
                                                                                       $   5,782,722
----------------------------------------------------------------------------------------------------
                     Oil & Gas Equipment & Services -- 0.2%
   1,130,000         Schlumberger Holdings Corp., 2.35%, 12/21/18 (144A)               $   1,128,269
----------------------------------------------------------------------------------------------------
                     Oil & Gas Refining & Marketing -- 0.3%
     500,000         GS Caltex Corp., 3.25%, 10/1/18 (144A)                            $     501,036
     525,000(a)      Phillips 66, 2.606% (3 Month USD LIBOR + 60 bps), 2/26/21               525,448
     200,000         Valero Energy Corp., 9.375%, 3/15/19                                    213,473
                                                                                       -------------
                                                                                       $   1,239,957
----------------------------------------------------------------------------------------------------
                     Oil & Gas Storage & Transportation -- 1.2%
     205,000         Enable Midstream Partners LP, 2.4%, 5/15/19                       $     203,095
     875,000         Enbridge Energy Partners LP, 6.5%, 4/15/18                              879,263
   1,760,000         Energy Transfer LP, 2.5%, 6/15/18                                     1,759,331
   1,175,000         Enterprise Products Operating LLC, 1.65%, 5/7/18                      1,173,961
     500,000         Enterprise Products Operating LLC, 2.55%, 10/15/19                      497,677
     131,000         Enterprise Products Operating LLC, 2.8%, 2/15/21                        130,092
     595,000         ONEOK Partners LP, 3.2%, 9/15/18                                        597,216
     750,000         Spectra Energy Capital LLC, 6.2%, 4/15/18                               753,142
     199,000         TransCanada PipeLines, Ltd., 3.125%, 1/15/19                            199,602
                                                                                       -------------
                                                                                       $   6,193,379
                                                                                       -------------
                     Total Energy                                                      $  14,344,327
----------------------------------------------------------------------------------------------------
                     FOOD & STAPLES RETAILING -- 0.4%
                     Drug Retail -- 0.1%
     610,000         CVS Health Corp., 1.9%, 7/20/18                                   $     609,112
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Food Retail -- 0.2%
     772,000         Alimentation Couche-Tard, Inc., 2.35%, 12/13/19 (144A)            $     765,461
----------------------------------------------------------------------------------------------------
                     Hypermarkets & Super Centers -- 0.1%
     600,000         Walmart, Inc., 1.75%, 10/9/19                                     $     593,955
                                                                                       -------------
                     Total Food & Staples Retailing                                    $   1,968,528
----------------------------------------------------------------------------------------------------
                     FOOD, BEVERAGE & TOBACCO -- 1.4%
                     Brewers -- 0.1%
     800,000(a)      Anheuser-Busch InBev Finance, Inc., 3.033%
                     (3 Month USD LIBOR + 126 bps), 2/1/21                             $     825,114
----------------------------------------------------------------------------------------------------
                     Packaged Foods & Meats -- 0.8%
     575,000         Danone SA, 1.691%, 10/30/19 (144A)                                $     564,894
     580,000         Kraft Heinz Foods Co., 2.0%, 7/2/18                                     579,538
     300,000(a)      Kraft Heinz Foods Co., 2.381% (3 Month USD LIBOR + 57 bps),
                     2/10/21                                                                 299,716
     575,000         Mondelez International Holdings Netherlands BV, 1.625%,
                     10/28/19 (144A)                                                         565,248
   1,465,000(a)      Mondelez International Holdings Netherlands BV, 2.37%
                     (3 Month USD LIBOR + 61 bps), 10/28/19 (144A)                         1,470,568
     575,000         Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                            568,641
     155,000(a)      Tyson Foods, Inc., 2.567% (3 Month USD LIBOR + 55 bps), 6/2/20          155,759
                                                                                       -------------
                                                                                       $   4,204,364
----------------------------------------------------------------------------------------------------
                     Tobacco -- 0.5%
     600,000(a)      BAT Capital Corp., 2.423% (3 Month USD LIBOR + 59 bps),
                     8/14/20 (144A)                                                    $     603,325
     475,000         Philip Morris International, Inc., 1.375%, 2/25/19                      469,276
   1,335,000         Reynolds American, Inc., 2.3%, 6/12/18                                1,334,548
                                                                                       -------------
                                                                                       $   2,407,149
                                                                                       -------------
                     Total Food, Beverage & Tobacco                                    $   7,436,627
----------------------------------------------------------------------------------------------------
                     HEALTH CARE EQUIPMENT & SERVICES -- 1.3%
                     Health Care Equipment -- 0.6%
   1,115,000         Abbott Laboratories, 2.0%, 3/15/20                                $   1,097,960
     445,000(a)      Becton Dickinson & Co., 2.881% (3 Month USD LIBOR + 88 bps),
                     12/29/20                                                                445,516
     500,000         Boston Scientific Corp., 2.65%, 10/1/18                                 501,109
   1,270,000(a)      Medtronic, Inc., 2.388% (3 Month USD LIBOR + 80 bps), 3/15/20         1,286,201
                                                                                       -------------
                                                                                       $   3,330,786
----------------------------------------------------------------------------------------------------
                     Managed Health Care -- 0.7%
   1,180,000         Aetna, Inc., 1.7%, 6/7/18                                         $   1,178,178
     557,000         Aetna, Inc., 2.2%, 3/15/19                                              554,511
     600,000         UnitedHealth Group, Inc., 1.9%, 7/16/18                                 599,366
   1,180,000         UnitedHealth Group, Inc., 1.95%, 10/15/20                             1,156,170
                                                                                       -------------
                                                                                       $   3,488,225
                                                                                       -------------
                      Total Health Care Equipment & Services                           $   6,819,011
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 53

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                     Household Products -- 0.1%
     500,000         Reckitt Benckiser Treasury Services Plc, 2.125%,
                     9/21/18 (144A)                                                    $     499,374
                                                                                       -------------
                     Total Household & Personal Products                               $     499,374
----------------------------------------------------------------------------------------------------
                     INSURANCE -- 7.8%
                     Life & Health Insurance -- 1.0%
     418,000         Aflac, Inc., 2.4%, 3/16/20                                        $     414,752
     890,000         AIG Global Funding, 2.15%, 7/2/20 (144A)                                873,828
     560,000         Jackson National Life Global Funding, 2.2%, 1/30/20 (144A)              554,204
     570,000         Pricoa Global Funding I, 1.45%, 9/13/19 (144A)                          559,522
     575,000         Pricoa Global Funding I, 2.2%, 5/16/19 (144A)                           572,115
     565,000         Principal Life Global Funding II, 2.15%, 1/10/20 (144A)                 557,004
     523,000         Protective Life Corp., 7.375%, 10/15/19                                 559,646
     600,000         Protective Life Global Funding, 2.161%, 9/25/20 (144A)                  588,374
     565,000         Prudential Financial, Inc., 5.375%, 6/21/20                             595,544
                                                                                       -------------
                                                                                       $   5,274,989
----------------------------------------------------------------------------------------------------
                     Multi-line Insurance -- 0.9%
     575,000         American International Group, Inc., 2.3%, 7/16/19                 $     570,963
     865,000         Metropolitan Life Global Funding I, 1.55%, 9/13/19 (144A)               851,803
     585,000         Metropolitan Life Global Funding I, 1.75%, 12/19/18 (144A)              582,049
     580,000         Metropolitan Life Global Funding I, 1.75%, 9/19/19 (144A)               572,334
     585,000         Metropolitan Life Global Funding I, 2.05%, 6/12/20 (144A)               574,411
     585,000         New York Life Global Funding, 1.5%, 10/24/19 (144A)                     574,811
     585,000         New York Life Global Funding, 1.95%, 9/28/20 (144A)                     571,772
     130,000(a)      New York Life Global Funding, 2.131%
                     (3 Month USD LIBOR + 39 bps), 10/24/19 (144A)                           130,609
                                                                                       -------------
                                                                                       $   4,428,752
----------------------------------------------------------------------------------------------------
                     Reinsurance -- 5.9%
     250,000+(d)(e)  Ailsa Re 2017, Variable Rate Notes, 6/15/18                       $     249,450
     350,000(a)      Alamo Re, 5.399% (3 Month U.S. Treasury Bill + 375 bps),
                     6/8/20 (144A) (Cat Bond)                                                358,295
   1,200,000(a)      Alamo Re, 6.459% (3 Month U.S. Treasury Bill + 481 bps),
                     6/7/18 (144A) (Cat Bond)                                              1,204,080
     400,000(a)      Aozora Re, 3.565% (6 Month USD LIBOR + 200 bps),
                     4/7/21 (144A) (Cat Bond)                                                404,880
     250,000(a)      Aozora Re, 3.879% (6 Month USD LIBOR + 220 bps),
                     4/7/23 (144A) (Cat Bond)                                                253,150
     100,000+(d)(e)  Arlington Re 2015, Variable Rate Notes, 8/1/18                            4,860
     150,000+(d)(e)  Arlington Re 2016, Variable Rate Notes, 8/31/18                          19,575
     300,000+(d)(e)  Berwick Re 2017, Variable Rate Notes, 2/1/19                            301,020
      67,155+(d)(e)  Berwick Re 2018, Variable Rate Notes, 12/31/21                           68,008
     250,000+(d)(e)  Blue Lotus Re 2018., Variable Rate Notes, 12/31/21                      254,725
     350,000(a)      Bonanza Re, 5.254% (6 Month USD LIBOR + 375 bps),
                     12/31/19 (144A) (Cat Bond)                                              349,825

The accompanying notes are an integral part of these financial statements.

54 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Reinsurance -- (continued)
     400,000(a)      Caelus Re IV, 7.139% (3 Month U.S. Treasury Bill + 549 bps),
                     3/6/20 (144A) (Cat Bond)                                          $     412,240
     250,000(a)      Caelus Re V, 6.149% (3 Month U.S. Treasury Bill + 450 bps),
                     6/5/20 (144A) (Cat Bond)                                                181,225
     250,000+(d)(e)  Carnoustie 2016, Variable Rate Notes, 11/30/20                           27,050
     250,000+(d)(e)  Carnoustie 2017, Variable Rate Notes, 11/30/21                           75,350
     250,000+(d)(e)  Carnoustie 2018, Variable Rate Notes, 12/31/21                          252,600
     300,000(a)      Casablanca Re, 5.008% (6 Month USD LIBOR + 375 bps),
                     6/4/20 (Cat Bond)                                                       301,470
     250,000+(d)(e)  Castle Stuart Re, Variable Rate Notes, 12/1/21                          250,775
   1,100,000(a)      Citrus Re, Ltd., 6.809% (3 Month U.S. Treasury Bill + 516 bps),
                     4/9/18 (144A) (Cat Bond)                                              1,101,650
     500,000(a)      Citrus Re, Ltd., 8.549% (3 Month U.S. Treasury Bill + 690 bps),
                     4/9/20 (144A) (Cat Bond)                                                486,200
     400,000(a)      Cranberry Re, 3.638% (6 Month USD LIBOR + 200 bps),
                     7/13/20 (144A) (Cat Bond)                                               405,200
     250,000(a)      Cranberry Re, 5.549% (3 Month U.S. Treasury Bill + 390 bps),
                     7/6/18 (144A) (Cat Bond)                                                251,550
     350,000+(d)(e)  Cypress Re, Variable Rate Notes, 1/15/19                                328,055
     250,000+(d)(e)  Cyprus Re 2017, Variable Rate Notes, 1/10/19                            114,400
     330,000+(d)(e)  Denning Re 2017, Variable Rate Notes, 7/13/18                           329,076
     500,000(a)      East Lane Re VI, 4.299% (3 Month U.S. Treasury Bill + 265 bps),
                     3/14/18 (144A) (Cat Bond)                                               499,550
         527+(d)(e)  Eden Re II, Ltd., Variable Rate Notes, 4/23/19 (144A)                    37,117
     148,500+(d)(e)  Eden Re II, Ltd., Variable Rate Notes, 3/22/21 (144A)                   103,326
     250,000+(d)(e)  Eden Re II, Ltd., Variable Rate Notes, 3/22/22 (144A)                   252,100
     445,500+(d)(e)  Eden Re II, Ltd., Variable Rate Notes, 3/22/22 (144A)                   450,980
     250,000(a)      Galilei Re, 6.178% (6 Month USD LIBOR + 466 bps), 1/8/20
                     (144A) (Cat Bond)                                                       252,250
     350,000(a)      Galilei Re, 6.968% (6 Month USD LIBOR + 545 bps), 1/8/20
                     (144A) (Cat Bond)                                                       351,435
     250,000(a)      Galilei Re, 6.988% (6 Month USD LIBOR + 545 bps), 1/8/21
                     (144A) (Cat Bond)                                                       252,200
     250,000(a)      Galilei Re, 8.048% (6 Month USD LIBOR + 653 bps), 1/8/20
                     (144A) (Cat Bond)                                                       248,175
     300,000+(d)(e)  Gleneagles Re 2016, Variable Rate Notes, 11/30/20                        35,160
     500,000(a)      Golden State Re II, 3.849% (3 Month U.S.
                     Treasury Bill + 220 bps), 1/8/19 (144A) (Cat Bond)                      501,450
     600,000+(d)(e)  Gullane Re 2016, Variable Rate Notes 11/30/20                            13,080
     550,000+(d)(e)  Gullane RE 2017, Variable Rate Notes 11/30/21                           522,225
     250,000+(d)(e)  Harambee Re 2018., Variable Rate Notes, 12/31/21                        250,350
     500,000(a)      Integrity Re, Series A, 4.876% (6 Month USD LIBOR + 325 bps),
                     6/10/20 (144A) (Cat Bond)                                               499,150
     250,000(a)      International Bank for Reconstruction & Development, 7.626%
                     (6 Month USD LIBOR + 590 bps), 12/20/19 (144A) (Cat Bond)               249,903
     250,000(a)      International Bank for Reconstruction & Development, 9.187%
                     (6 Month USD LIBOR + 690 bps), 7/15/20 (144A) (Cat Bond)                249,980

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 55

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Reinsurance -- (continued)
     250,000+(d)(e)  Kilarney Re 2018, Variable Rate Notes, 4/15/19                    $     277,825
     400,000(a)      Kilimanjaro II Re, 7.544% (6 Month USD LIBOR + 600 bps),
                     4/20/21 (144A) (Cat Bond)                                               394,160
     300,000(a)      Kilimanjaro II Re, 9.064% (6 Month USD LIBOR + 750 bps),
                     4/21/22 (144A) (Cat Bond)                                               294,150
     750,000(a)      Kilimanjaro Re, 5.402% (3 Month U.S. Treasury Bill + 375 bps),
                     11/25/19 (144A) (Cat Bond)                                              756,900
     350,000(a)      Kilimanjaro Re, 6.152% (3 Month U.S. Treasury Bill + 450 bps),
                     4/30/18 (144A) (Cat Bond)                                               349,720
     900,000(a)      Kilimanjaro Re, 6.402% (3 Month U.S. Treasury Bill + 475 bps),
                     4/30/18 (144A) (Cat Bond)                                               899,010
     250,000(a)      Kilimanjaro Re, 10.902% (3 Month U.S. Treasury Bill + 925 bps),
                     12/6/19 (144A) (Cat Bond)                                               243,800
     250,000(a)      Kilimanjaro Re, 8.402% (3 Month U.S. Treasury Bill + 675 bps),
                     12/6/19 (144A) (Cat Bond)                                               249,450
     300,000+(d)(e)  Kingsbarn Re 2017, Variable Rate Notes, 5/15/18                         215,850
     450,000(a)      Kizuna Re II, 3.902% (3 Month U.S. Treasury Bill + 225 bps),
                     4/6/18 (144A) (Cat Bond)                                                449,550
     250,000+(d)(e)  Lahinch Re 2017, Variable Rate Notes, 5/10/22                             8,375
     300,000+(d)(e)  Limestone Re, Variable Rate Notes, Series 2016-1, Class A Non
                     Voting 8/31/21                                                          295,830
     750,000(a)      Long Point Re III, 3.5% (ZERO + 350 bps), 5/23/18 (144A)
                     (Cat Bond)                                                              747,300
     600,000+(d)(e)  Lorenz Re, 2016, Variable Rate Notes, 3/31/19                             8,160
     500,000+(d)(e)  Lorenz Re, 2017, Variable Rate Notes, 3/31/20                           422,100
     300,000+(d)(e)  Madison Re 2016, Variable Rate Notes, 3/31/19                            19,050
     250,000+(d)(e)  Madison Re 2017, Variable Rate Notes, 12/31/19                           65,975
     400,000(a)      MetroCat Re, 5.352% (3 Month U.S. Treasury Bill + 370 bps),
                     5/8/20 (144A) (Cat Bond)                                                398,640
     550,000(a)      Nakama Re, 3.329% (6 Month USD LIBOR + 220 bps),
                     10/13/21 (144A) (Cat Bond)                                              556,655
     250,000+(d)(e)  Oakmont Re 2017, Variable Rate Notes, 4/13/18                           226,325
   1,000,000+(d)(e)  Pangaea Re 2015-1, Variable Rate Notes, 2/1/19                            3,100
   1,000,000+(d)(e)  Pangaea Re 2015-2, Variable Rate Notes, 11/30/19                          7,720
     800,000+(d)(e)  Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                          7,638
     500,000+(d)(e)  Pangaea Re 2016-2, Variable Rate Notes, 11/30/20                         32,900
     500,000+(d)(e)  Pangaea Re 2017-1, Variable Rate Notes, 11/30/21                         41,142
     400,000+(d)(e)  Pangaea Re 2017-3, Variable Rate Notes, 5/31/22                         291,605
     500,000+(d)(e)  Pangaea Re 2018-1, Variable Rate Notes, 12/31/21                        502,550
     500,000(a)      PennUnion Re, 6.149% (3 Month U.S. Treasury Bill + 450 bps),
                     12/7/18 (144A) (Cat Bond)                                               501,450
     500,000+(d)(e)  Pinehurst Re 2017, Variable Rate Notes, 3/31/18                         503,200
     500,000+(d)(e)  Pinehurst Re 2018, Variable Rate Notes, 1/15/19                         474,600
     250,000+(d)(e)  Portrush Re 2017, Variable Rate Notes, 6/15/18                          231,125
     500,000(a)      Queen Street X Re, 7.399% (3 Month U.S. Treasury
                     Bill + 575 bps), 6/8/18 (144A) (Cat Bond)                               504,050

The accompanying notes are an integral part of these financial statements.

56 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Reinsurance -- (continued)
     250,000(a)      Queen Street XI Re, 7.799% (3 Month U.S. Treasury
                     Bill + 615 bps), 6/7/19 (144A) (Cat Bond)                         $     255,150
     250,000(a)      Residential Reinsurance 2014, 5.209% (3 Month U.S.
                     Treasury Bill + 356 bps), 6/6/18 (144A) (Cat Bond)                      250,200
     500,000(a)      Residential Reinsurance 2016, 5.579% (3 Month U.S.
                     Treasury Bill + 393 bps), 12/6/23 (144A) (Cat Bond)                     498,150
     400,000(a)      Residential Reinsurance 2017, 4.649% (3 Month U.S.
                     Treasury Bill + 300 bps), 6/6/21 (144A) (Cat Bond)                      394,360
     350,000+(d)(e)  Resilience Re, Ltd., Variable Rate Notes, 4/7/18                        311,500
     250,000+(d)(e)  Resilience Re, Ltd., Variable Rate Notes, 6/4/18                        250,000
     250,000+(d)(e)  Resilience Re, Ltd., Variable Rate Notes, 1/9/19 (144A)                 250,000
     250,000+(d)(e)  Resilience Re, Ltd., Variable Rate Notes, 1/9/19 (144A)                 250,000
     250,000+(d)(e)  Resilience Re, Ltd., Variable Rate Notes, 1/10/19                       188,875
     500,000(a)      Sanders Re, 4.514% (6 Month USD LIBOR + 300 bps),
                     12/6/21 (144A) (Cat Bond)                                               501,300
         484+(d)(e)  Sector Re V, Series 6, Class A, Variable Rate Notes,
                     3/1/21 (144A)                                                            26,293
     250,000+(d)(e)  Sector Re V, Series 6, Class D, Variable Rate Notes,
                     12/1/21 (144A)                                                          236,275
     300,000+(d)(e)  Sector Re V, Series 7, Class G, Variable Rate Notes,
                     3/1/22 (144A)                                                           257,130
     250,000+(d)(e)  Sector Re V, Series 7, Variable Rate Notes, 12/1/22 (144A)              252,175
     250,000+(d)(e)  Silverton Re, Variable Rate Notes, 9/17/18 (144A)                         3,750
     250,000+(d)(e)  Silverton Re, Variable Rate Notes, 9/16/19 (144A)                       202,000
     500,000(a)      Skyline Re, 4.149% (3 Month U.S. Treasury Bill + 250 bps),
                     1/6/20 (144A) (Cat Bond)                                                499,250
     300,000+(d)(e)  St. Andrews Re 2017-1, Variable Rate Notes, 2/1/19                      311,850
     347,597+(d)(e)  St. Andrews Re 2017-4, Variable Rate Notes, 6/1/19                      380,758
     250,000+(d)(e)  Thopas Re 2018, Variable Rates Notes, 12/31/21                          252,900
     650,000(a)      Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20 (144A) (Cat Bond)               648,505
     250,000(a)      Ursa Re, 4.0% (3 Month USD LIBOR + 400 bps), 12/10/20
                     (144A) (Cat Bond)                                                       250,000
     600,000+(d)(e)  Versutus Re 2016-1, Variable Rate Notes, 11/30/20                         4,800
     450,000+(d)(e)  Versutus, Re 2017-1, Variable Rate Notes, 11/30/21                       31,050
     250,000+(d)(e)  Versutus, Re 2018-1, Variable Rate Notes, 12/31/21                      251,975
     500,000(a)      Vitality Re V, 3.399% (3 Month U.S. Treasury Bill + 175 bps),
                     1/7/19 (144A) (Cat Bond)                                                500,300
     400,000(a)      Vitality Re VII, 3.799% (3 Month U.S. Treasury Bill + 215 bps),
                     1/7/20 (144A) (Cat Bond)                                                403,080
     250,000(a)      Vitality Re VII, 4.299% (3 Month U.S. Treasury Bill + 265 bps),
                     1/7/20 (144A) (Cat Bond)                                                253,400
                                                                                       -------------
                                                                                       $  30,648,071
                                                                                       -------------
                      Total Insurance                                                  $  40,351,812
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 57

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     MATERIALS -- 0.2%
                     Construction Materials -- 0.1%
     338,000(a)      Martin Marietta Materials, Inc., 2.125%
                     (3 Month USD LIBOR + 50 bps), 12/20/19                            $     338,830
----------------------------------------------------------------------------------------------------
                     Diversified Chemicals -- 0.1%
     570,000         EI du Pont de Nemours & Co., 2.2%, 5/1/20                         $     563,399
                                                                                       -------------
                     Total Materials                                                   $     902,229
----------------------------------------------------------------------------------------------------
                     MEDIA -- 0.4%
                     Broadcasting -- 0.4%
   1,110,000         NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (144A)             $   1,102,644
     860,000(a)      NBCUniversal Enterprise, Inc., 2.405%
                     (3 Month USD LIBOR + 69 bps), 4/15/18 (144A)                            860,660
                                                                                       -------------
                                                                                       $   1,963,304
----------------------------------------------------------------------------------------------------
                     Cable & Satellite -- 0.0%+
     300,000         Comcast Corp., 5.15%, 3/1/20                                      $     314,250
                                                                                       -------------
                     Total Media                                                       $   2,277,554
----------------------------------------------------------------------------------------------------
                     PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 2.0%
                     Biotechnology -- 1.3%
     560,000         AbbVie, Inc., 1.8%, 5/14/18                                       $     559,647
   1,125,000         AbbVie, Inc., 2.0%, 11/6/18                                           1,121,490
   1,160,000         AbbVie, Inc., 2.5%, 5/14/20                                           1,149,621
   1,150,000         Amgen, Inc., 1.9%, 5/10/19                                            1,140,741
     607,000(a)      Amgen, Inc., 2.504% (3 Month USD LIBOR + 60 bps), 5/22/19               610,487
     950,000         Amgen, Inc., 5.7%, 2/1/19                                               976,395
     600,000(a)      Baxalta, Inc., 2.438% (3 Month USD LIBOR + 78 bps), 6/22/18             600,850
     550,000         Biogen, Inc., 2.9%, 9/15/20                                             549,394
                                                                                       -------------
                                                                                       $   6,708,625
----------------------------------------------------------------------------------------------------
                     Life Sciences Tools & Services -- 0.2%
   1,000,000         Thermo Fisher Scientific, Inc., 2.4%, 2/1/19                      $     998,320
----------------------------------------------------------------------------------------------------
                     Pharmaceuticals -- 0.5%
     550,000         Johnson & Johnson, 2.95%, 9/1/20                                  $     555,768
   1,115,000         Mylan NV, 3.75%, 12/15/20                                             1,129,409
   1,155,000         Shire Acquisitions Investments Ireland, DAC, 1.9%, 9/23/19            1,137,064
                                                                                       -------------
                                                                                       $   2,822,241
                                                                                       -------------
                     Total Pharmaceuticals, Biotechnology & Life Sciences              $  10,529,186
----------------------------------------------------------------------------------------------------
                     REAL ESTATE -- 0.7%
                     Diversified REIT -- 0.1%
     575,000         Boston Properties LP, 5.875%, 10/15/19                            $     600,267
----------------------------------------------------------------------------------------------------
                     Health Care REIT -- 0.1%
     500,000         Welltower, Inc., 2.25%, 3/15/18                                   $     499,998
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

58 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Office REITs -- 0.2%
     575,000         Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20             $     572,965
     575,000         Highwoods Realty LP, 7.5%, 4/15/18                                      578,450
                                                                                       -------------
                                                                                       $   1,151,415
----------------------------------------------------------------------------------------------------
                     Residential REIT -- 0.2%
     873,000         UDR, Inc., 3.7%, 10/1/20                                          $     889,119
----------------------------------------------------------------------------------------------------
                     Specialized REIT -- 0.1%
     550,000         Ventas Realty LP / Ventas Capital Corp., 2.7%, 4/1/20             $     547,438
                                                                                       -------------
                     Total Real Estate                                                 $   3,688,237
----------------------------------------------------------------------------------------------------
                     RETAILING -- 0.4%
                     Automotive Retail -- 0.2%
     625,000         AutoZone, Inc., 1.625%, 4/21/19                                   $     618,111
     500,000         Volkswagen Group of America Finance LLC, 1.65%,
                     5/22/18 (144A)                                                          499,350
                                                                                       -------------
                                                                                       $   1,117,461
----------------------------------------------------------------------------------------------------
                     Internet Retail -- 0.2%
     775,000         Amazon.com, Inc., 1.9%, 8/21/20 (144A)                            $     759,421
                                                                                       -------------
                     Total Retailing                                                   $   1,876,882
----------------------------------------------------------------------------------------------------
                     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.2%
                     Semiconductors -- 0.2%
     100,000         Micron Semiconductor Asia Pte, Ltd., 1.258%, 1/15/19              $      99,222
     570,000         QUALCOMM, Inc., 1.85%, 5/20/19                                          564,850
     575,000         TSMC Global, Ltd., 1.625%, 4/3/18 (144A)                                574,453
                                                                                       -------------
                     Total Semiconductors & Semiconductor Equipment                    $   1,238,525
----------------------------------------------------------------------------------------------------
                     SOFTWARE & SERVICES -- 0.2%
                     Systems Software -- 0.2%
   1,330,000         Microsoft Corp., 1.1%, 8/8/19                                     $   1,306,477
                                                                                       -------------
                     Total Software & Services                                         $   1,306,477
----------------------------------------------------------------------------------------------------
                     TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                     Computer Hardware Storage & Peripherals -- 0.4%
     600,000         Apple, Inc., 1.5%, 9/12/19                                        $     592,452
     585,000         Apple, Inc., 1.7%, 2/22/19                                              581,408
     650,000(a)      Apple, Inc., 2.74% (3 Month USD LIBOR + 82 bps), 2/22/19                654,906
                                                                                       -------------
                                                                                       $   1,828,766
----------------------------------------------------------------------------------------------------
                     Electric Components -- 0.1%
     560,000         Amphenol Corp., 2.2%, 4/1/20                                      $     553,634
      67,000         Amphenol Corp., 2.55%, 1/30/19                                           67,003
                                                                                       -------------
                                                                                       $     620,637
                                                                                       -------------
                     Total Technology Hardware & Equipment                             $   2,449,403
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 59

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     TELECOMMUNICATION SERVICES -- 1.0%
                     Integrated Telecommunication Services -- 1.0%
     425,000(a)      AT&T, Inc., 2.206% (3 Month USD LIBOR + 67 bps), 3/11/19          $     426,990
     600,000(a)      AT&T, Inc., 2.866% (3 Month USD LIBOR + 91 bps), 11/27/18               603,161
   1,765,000         British Telecommunications Plc, 2.35%, 2/14/19                        1,760,492
     300,000         Deutsche Telekom International Finance BV, 1.5%,
                     9/19/19 (144A)                                                          294,265
     570,000(a)      Deutsche Telekom International Finance BV, 2.311%
                     (3 Month USD LIBOR + 58 bps), 1/17/20 (144A)                            571,506
   1,000,000         GTP Acquisition Partners I LLC, 2.35%, 6/15/20 (144A)                   988,507
     575,000         Orange SA, 1.625%, 11/3/19                                              564,066
                                                                                       -------------
                     Total Telecommunication Services                                  $   5,208,987
----------------------------------------------------------------------------------------------------
                     TRANSPORTATION -- 0.7%
                     Highways & Railtracks -- 0.2%
   1,065,000         ERAC USA Finance LLC, 2.35%, 10/15/19 (144A)                      $   1,056,052
----------------------------------------------------------------------------------------------------
                     Railroads -- 0.5%
     535,000         Burlington Northern Santa Fe LLC, 5.75%, 3/15/18                  $     535,806
     834,000         Norfolk Southern Corp., 5.75%, 4/1/18                                   835,910
     500,000         TTX Co., 2.25%, 2/1/19 (144A)                                           498,726
     470,000         Union Pacific Corp., 5.7%, 8/15/18                                      476,601
                                                                                       -------------
                                                                                       $   2,347,043
                                                                                       -------------
                     Total Transportation                                              $   3,403,095
----------------------------------------------------------------------------------------------------
                     UTILITIES -- 2.7%
                     Electric Utilities -- 1.9%
     215,000         Duke Energy Corp., 2.1%, 6/15/18                                  $     214,835
     635,000         Duke Energy Corp., 6.25%, 6/15/18                                       641,507
     560,000         Duke Energy Florida LLC, 2.1%, 12/15/19                                 557,232
   1,453,000         Electricite de France SA, 2.15%, 1/22/19 (144A)                       1,446,569
     490,000         Eversource Energy, 1.45%, 5/1/18                                        489,344
     200,000         Eversource Energy, 4.5%, 11/15/19                                       205,715
   1,520,000         Georgia Power Co., 2.0%, 3/30/20                                      1,498,773
     575,000         NextEra Energy Capital Holdings, Inc., 1.649%, 9/1/18                   571,895
   1,175,000         NextEra Energy Capital Holdings, Inc., 2.3%, 4/1/19                   1,171,036
     400,000         Ohio Power Co., 6.05%, 5/1/18                                           402,346
     755,000         PECO Energy Co., 5.35%, 3/1/18                                          755,000
   1,534,000         PPL Capital Funding, Inc., 1.9%, 6/1/18                               1,532,135
     600,000         Southern Co., 1.85%, 7/1/19                                             593,305
                                                                                       -------------
                                                                                       $  10,079,692
----------------------------------------------------------------------------------------------------
                     Gas Utilities -- 0.1%
     255,000         Panhandle Eastern Pipe Line Co. LP, 7.0%, 6/15/18                 $     258,104
----------------------------------------------------------------------------------------------------
                     Multi-Utilities -- 0.7%
     320,000         Dominion Energy, Inc., 1.6%, 8/15/19                              $     314,595
   1,495,000         Dominion Energy, Inc., 1.875%, 1/15/19                                1,486,773

The accompanying notes are an integral part of these financial statements.

60 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Multi-Utilities -- (continued)
     575,000         Dominion Energy, Inc., 1.9%, 6/15/18                              $     574,383
     285,000         Dominion Energy, Inc., 2.579%, 7/1/20                                   281,565
     540,000         Sempra Energy, 2.4%, 2/1/20                                             535,301
     500,000         Sempra Energy, 9.8%, 2/15/19                                            532,895
                                                                                       -------------
                                                                                       $   3,725,512
                                                                                       -------------
                     Total Utilities                                                   $  14,063,308
----------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS
                     (Cost $215,748,542)                                               $ 213,701,996
----------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                     7.3% of Net Assets
     892,816         Fannie Mae, 2.0%, 8/1/23                                          $     878,974
     841,349         Fannie Mae, 2.0%, 11/1/23                                               828,297
     454,914(a)      Fannie Mae, 2.434% (2 Month USD LIBOR + 160 bps), 7/1/45                459,788
     721,426         Fannie Mae, 2.5%, 9/1/22                                                712,175
     186,201         Fannie Mae, 2.5%, 6/1/23                                                183,801
     441,146         Fannie Mae, 2.5%, 11/1/23                                               435,451
   1,021,487         Fannie Mae, 2.5%, 3/1/28                                              1,004,439
      26,377(a)      Fannie Mae, 2.532% (2 Month Treasury Average
                     Rate + 140 bps), 11/1/40                                                 25,828
     262,557         Fannie Mae, 3.0%, 5/1/21                                                261,612
     272,360         Fannie Mae, 3.0%, 12/1/21                                               271,379
     603,961         Fannie Mae, 3.0%, 10/1/27                                               603,644
     806,987         Fannie Mae, 3.0%, 11/1/27                                               808,469
       1,913(a)      Fannie Mae, 3.109% (1 Year CMT Index + 222 bps), 4/1/29                   1,934
     279,813(a)      Fannie Mae, 3.146% (2 Month USD LIBOR + 140 bps), 10/1/36               281,140
       2,569(a)      Fannie Mae, 3.338% (1 Year CMT Index + 246 bps), 4/1/28                   2,595
      40,876(a)      Fannie Mae, 3.369% (1 Year CMT Index + 232 bps), 12/1/28                 42,321
      68,952(a)      Fannie Mae, 3.405% (1 Year CMT Index + 216 bps), 10/1/29                 70,017
       1,061(a)      Fannie Mae, 3.41% (1 Year CMT Index + 212 bps), 11/1/25                   1,098
      28,878(a)      Fannie Mae, 3.575% (2 Month USD LIBOR + 179 bps), 7/1/36                 30,413
      45,650(a)      Fannie Mae, 3.675% (6 Month USD LIBOR + 231 bps), 11/1/24                46,952
      34,883(a)      Fannie Mae, 3.786% (6 Month USD LIBOR + 226 bps), 1/1/25                 35,376
      56,897         Fannie Mae, 4.0%, 8/1/19                                                 58,269
     118,739         Fannie Mae, 4.0%, 12/1/19                                               121,601
     198,306         Fannie Mae, 4.0%, 1/1/20                                                203,086
     289,790         Fannie Mae, 4.0%, 10/1/20                                               296,776
     320,692         Fannie Mae, 4.0%, 3/1/21                                                328,423
      96,151(a)      Fannie Mae, 4.257% (11th District Cost of Funds
                     Index + 193 bps), 12/1/36                                               101,492
     247,331         Fannie Mae, 4.5%, 5/1/39                                                262,789
     418,039         Fannie Mae, 4.5%, 5/1/39                                                444,116
     135,938         Fannie Mae, 4.5%, 1/1/41                                                143,694
         546(a)      Fannie Mae, 4.531% (6 Month USD LIBOR + 285 bps), 2/1/33                    573

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 61

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     U.S. Government and Agency Obligations -- (continued)
      67,186         Fannie Mae, 5.0%, 11/1/20                                         $      68,908
     302,463         Fannie Mae, 5.0%, 10/1/41                                               326,871
      17,213         Fannie Mae, 5.5%, 12/1/35                                                18,791
     144,628         Fannie Mae, 5.5%, 8/1/37                                                158,871
     165,802         Fannie Mae, 6.0%, 10/1/22                                               172,720
      15,336         Fannie Mae, 6.0%, 2/1/34                                                 17,021
      13,506         Fannie Mae, 6.0%, 4/1/38                                                 15,073
     168,665         Fannie Mae, 6.5%, 4/1/29                                                185,858
       3,673         Fannie Mae, 6.5%, 7/1/32                                                  4,152
      10,638         Fannie Mae, 7.0%, 1/1/36                                                 11,818
     530,218         Federal Home Loan Mortgage Corp., 2.5%, 10/1/27                         520,485
       1,801(a)      Federal Home Loan Mortgage Corp., 3.389%
                     (2 Month Treasury Average Rate + 250 bps), 4/1/29                         1,818
       3,638(a)      Federal Home Loan Mortgage Corp., 3.491%
                     (1 Year CMT Index + 225 bps), 11/1/31                                     3,827
       1,530(a)      Federal Home Loan Mortgage Corp., 3.598%
                     (1 Year CMT Index + 236 bps), 1/1/28                                      1,594
     110,941(a)      Federal Home Loan Mortgage Corp., 3.656%
                     (2 Month USD LIBOR + 191 bps), 10/1/31                                  112,114
      36,735(a)      Federal Home Loan Mortgage Corp., 3.658%
                     (2 Month USD LIBOR + 191 bps), 8/1/31                                    37,945
     164,140(a)      Federal Home Loan Mortgage Corp., 3.658%
                     (2 Month USD LIBOR + 191 bps), 12/1/31                                  163,457
       7,482(a)      Federal Home Loan Mortgage Corp., 3.792%
                     (6 Month USD LIBOR + 229 bps), 4/1/25                                     7,652
      78,157         Federal Home Loan Mortgage Corp., 4.0%, 5/1/24                           80,478
      17,934         Federal Home Loan Mortgage Corp., 4.5%, 7/1/19                           18,098
      18,659         Federal Home Loan Mortgage Corp., 4.5%, 7/1/19                           18,830
      20,550         Federal Home Loan Mortgage Corp., 5.0%, 2/1/21                           20,870
      46,198         Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                          49,889
      14,327         Federal Home Loan Mortgage Corp., 5.5%, 8/1/23                           14,976
      82,721         Government National Mortgage Association I, 5.0%, 8/15/19                84,988
      33,038         Government National Mortgage Association I, 6.0%, 12/15/31               36,736
      60,730         Government National Mortgage Association I, 6.0%, 11/15/36               67,619
      18,204         Government National Mortgage Association I, 6.5%, 5/15/31                20,638
       6,609         Government National Mortgage Association I, 6.5%, 7/15/35                 7,359
      18,415         Government National Mortgage Association I, 6.5%, 10/15/37               20,952
      31,248         Government National Mortgage Association I, 7.5%, 10/15/36               33,461
      18,259         Government National Mortgage Association II, 6.0%, 8/20/19               18,351
     101,081         Government National Mortgage Association II, 6.0%, 10/20/21             103,472
      62,361         Government National Mortgage Association II, 6.0%, 4/20/22               63,278
      71,026         Government National Mortgage Association II, 6.0%, 11/20/22              73,181
     500,000         U.S. Treasury Bond, 8.125%, 8/15/21                                     593,398
   1,985,000         U.S. Treasury Notes, 0.75%, 7/15/19                                   1,946,696
   2,670,000         U.S. Treasury Notes, 1.125%, 4/30/20                                  2,602,833

The accompanying notes are an integral part of these financial statements.

62 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     U.S. Government and Agency Obligations -- (continued)
   2,335,000         U.S. Treasury Notes, 1.125%, 7/31/21                              $   2,229,925
   4,100,000         U.S. Treasury Notes, 1.125%, 8/31/21                                  3,908,774
   1,095,000         U.S. Treasury Notes, 1.375%, 5/31/20                                  1,071,988
   1,625,000         U.S. Treasury Notes, 1.875%, 6/30/20                                  1,607,544
   2,550,000         U.S. Treasury Notes, 2.0%, 8/31/21                                    2,505,574
   4,000,000         U.S. Treasury Notes, 2.25%, 2/29/20                                   3,998,906
   3,295,000         U.S. Treasury Notes, 2.25%, 7/31/21                                   3,266,812
     780,000         U.S. Treasury Notes, 2.75%, 2/15/19                                     784,723
   1,865,000         U.S. Treasury Notes, 3.125%, 5/15/19                                  1,886,491
                                                                                       -------------
                                                                                       $  37,912,337
----------------------------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                     (Cost $38,839,691)                                                $  37,912,337
----------------------------------------------------------------------------------------------------
                     SENIOR SECURED FLOATING RATE LOAN INTERESTS --
                     5.2% of Net Assets*(a)
                     AUTOMOBILES & COMPONENTS -- 0.3%
                     Auto Parts & Equipment -- 0.2%
     477,725         American Axle & Manufacturing, Inc., Tranche B Term Loan,
                     3.88% (LIBOR + 225 bps), 4/6/24                                   $     479,874
     497,520         BBB Industries US Holdings, Inc., First Lien Term B Loan,
                     6.15% (LIBOR + 450 bps), 11/3/21                                        501,873
                                                                                       -------------
                                                                                       $     981,747
----------------------------------------------------------------------------------------------------
                     Automobile Manufacturers -- 0.1%
     345,386         FCA US LLC (fka Chrysler Group LLC) ,Tranche B Term Loan,
                     3.6% (LIBOR + 200 bps), 12/31/18                                  $     346,519
     374,975         TI Group Automotive Systems LLC, Initial US Term Loan,
                     4.15% (LIBOR + 250 bps), 6/30/22                                        377,202
                                                                                       -------------
                                                                                       $     723,721
                                                                                       -------------
                     Total Automobiles & Components                                    $   1,705,468
----------------------------------------------------------------------------------------------------
                     CAPITAL GOODS -- 0.4%
                     Aerospace & Defense -- 0.1%
     400,000         MacDonald, Dettwiler and Associates, Ltd., Initial Term B Loan,
                     4.33% (LIBOR + 275 bps), 10/4/24                                  $     402,250
----------------------------------------------------------------------------------------------------
                     Construction Machinery & Heavy Trucks -- 0.1%
     393,000         Navistar, Inc., Tranche B Term Loan, 5.08% (LIBOR + 350 bps),
                     11/6/24                                                           $     394,965
     250,626         Terex Corp., 2018 Incremental U.S. Term Loan, 3.65%
                     (LIBOR + 200 bps), 1/31/24                                              251,684
                                                                                       -------------
                                                                                       $     646,649
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 63

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Electrical Components & Equipment -- 0.1%
     389,985         Southwire Co. LLC (fka Southwire Co.), Initial Term Loan,,
                     4.08% (LIBOR + 250 bps), 2/10/21                                  $     392,484
     330,974         WireCo WorldGroup, Inc. (WireCo WorldGroup Finance LP),
                     First Lien Initial Term Loan, 7.48% (LIBOR + 550 bps), 9/29/23          334,490
                                                                                       -------------
                                                                                       $     726,974
----------------------------------------------------------------------------------------------------
                     Industrial Conglomerates -- 0.1%
     314,939         Milacron LLC, Term B Loan, 4.4% (LIBOR + 275 bps), 9/28/23        $     315,530
----------------------------------------------------------------------------------------------------
                     Industrial Machinery -- 0.0%+
     167,014         NN, Inc., Tranche B Term Loan, 5.4% (LIBOR + 375 bps),
                     10/19/22                                                          $     168,423
----------------------------------------------------------------------------------------------------
                     Trading Companies & Distributors -- 0.0%+
      22,663         WESCO Distribution, Inc., Tranche B-1 Term Loan, 4.65%
                     (LIBOR + 300 bps/PRIME + 200 bps), 12/12/19                       $      22,691
                                                                                       -------------
                     Total Capital Goods                                               $   2,282,517
----------------------------------------------------------------------------------------------------
                     COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                     Diversified Support Services -- 0.0%+
     137,396         TMS International Corp. (aka Tube City IMS Corp.), Term B-1
                     Loan, 4.63% (LIBOR + 300 bps), 8/14/24                            $     138,084
----------------------------------------------------------------------------------------------------
                     Human Resources & Employment Services -- 0.0%+
      89,822         On Assignment, Inc., Tranche B-3 Term Loan, 3.65%
                     (LIBOR + 200 bps), 6/3/22                                         $      90,439
----------------------------------------------------------------------------------------------------
                     Office Services & Supplies -- 0.1%
     150,862         West Corp., Term B Loan, 5.65% (LIBOR + 400 bps), 10/10/24        $     152,339
----------------------------------------------------------------------------------------------------
                     Security & Alarm Services -- 0.1%
     382,518         GW Honos Security Corp. (Garda World Security Corp.),
                     Term B Loan, 7.0% (PRIME + 250 bps), 5/24/24                      $     387,240
                                                                                       -------------
                     Total Commercial Services & Supplies                              $     768,102
----------------------------------------------------------------------------------------------------
                     CONSUMER DISCRETIONARY -- 0.0%+
                     Advertising -- 0.0%+
      99,750         Red Ventures LLC (New Imagitas, Inc.), First Lien Term Loan,
                     5.65% (LIBOR + 400 bps), 11/8/24                                  $     100,571
                                                                                       -------------
                     Total Consumer Discretionary                                      $     100,571
----------------------------------------------------------------------------------------------------
                     CONSUMER DURABLES & APPAREL -- 0.0%+
                     Housewares & Specialties -- 0.0%+
     179,832         Prestige Brands, Inc., Term B-4 Loan, 4.4% (LIBOR + 275 bps),
                     1/26/24                                                           $     181,218
                                                                                       -------------
                     Total Consumer Durables & Apparel                                 $     181,218
----------------------------------------------------------------------------------------------------
                     CONSUMER SERVICES -- 0.3%
                     Casinos & Gaming -- 0.1%
     708,278         Scientific Games International, Inc., Initial Term B-5 Loan,
                     4.45% (LIBOR + 275 bps), 8/14/24                                  $     712,373
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

64 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Education Services -- 0.1%
     385,980         Bright Horizons Family Solutions LLC (fka Bright Horizons Family
                     Solutions, Inc.), Term B Loan, 3.65% (LIBOR + 200 bps),
                     11/7/23                                                           $     388,633
----------------------------------------------------------------------------------------------------
                     Hotels, Resorts & Cruise Lines -- 0.1%
     311,446         Hilton Worldwide Finance LLC, Series B-2 Term Loan, 3.62%
                     (LIBOR + 200 bps), 10/25/23                                       $     313,548
                                                                                       -------------
                     Total Consumer Services                                           $   1,414,554
----------------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIALS -- 0.3%
                     Diversified Capital Markets -- 0.1%
     288,750         Outfront Media Capital LLC (Outfront Media Capital Corp.),
                     Term Loan, 3.62% (LIBOR + 200 bps), 3/18/24                       $     290,709
----------------------------------------------------------------------------------------------------
                     Other Diversified Financial Services -- 0.1%
     423,530         Delos Finance S.a.r.l., New Term Loan, 3.69%
                     (LIBOR + 200 bps), 10/6/23                                        $     424,986
     317,428         Fly Funding II S.a.r.l., Term Loan, 3.8% (LIBOR + 200 bps),
                     2/9/23                                                                  318,287
                                                                                       -------------
                                                                                       $     743,273
----------------------------------------------------------------------------------------------------
                     Specialized Finance -- 0.1%
     518,245         1011778 B.C. Unlimited Liability Co. (New Red Finance, Inc.)
                     (aka Burger King/Tim Hortons), Term B-3 Loan, 3.92%
                     (LIBOR + 225 bps), 2/16/24                                        $     519,593
     193,000         SBA Senior Finance II LLC, Incremental Tranche B-1 Term Loan,
                     3.9% (LIBOR + 225 bps), 3/24/21                                         194,086
                                                                                       -------------
                                                                                       $     713,679
                                                                                       -------------
                     Total Diversified Financials                                      $   1,747,661
----------------------------------------------------------------------------------------------------
                     FOOD & STAPLES RETAILING -- 0.1%
                     Food Retail -- 0.1%
     448,172         Albertson's LLC, 2017-1 Term B-6 Loan, 4.96%
                     (LIBOR + 300 bps), 6/22/23                                        $     442,185
                                                                                       -------------
                     Total Food & Staples Retailing                                    $     442,185
----------------------------------------------------------------------------------------------------
                     FOOD, BEVERAGE & TOBACCO -- 0.2%
                     Agricultural Products -- 0.1%
     443,979         Darling Ingredients, Inc. (fka Darling International, Inc.),
                     Term B USD Loan, 3.67% (LIBOR + 200 bps/PRIME + 100 bps),
                     12/18/24                                                          $     448,835
----------------------------------------------------------------------------------------------------
                     Packaged Foods & Meats -- 0.1%
     473,508         JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan, 4.1%
                     (LIBOR + 250 bps), 10/30/22                                       $     471,831
                                                                                       -------------
                     Total Food, Beverage & Tobacco                                    $     920,666
----------------------------------------------------------------------------------------------------
                     HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                     Health Care Facilities -- 0.1%
      55,413         CHS/Community Health Systems, Inc., Incremental 2019
                     Term G Loan, 4.73% (LIBOR + 275 bps), 12/31/19                    $      55,007

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 65

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Health Care Facilities -- (continued)
     102,642         CHS/Community Health Systems, Inc., Incremental 2021
                     Term H Loan, 4.98% (LIBOR + 300 bps), 1/27/21                     $     100,544
     266,713         Kindred Healthcare, Inc., New Term Loan, 5.25%
                     (LIBOR + 350 bps), 4/9/21                                               268,046
      94,118         Vizient, Inc., Term B-4 Loan, 4.4% (LIBOR + 275 bps), 2/13/23            94,902
                                                                                       -------------
                                                                                       $     518,499
----------------------------------------------------------------------------------------------------
                     Health Care Services -- 0.2%
     491,287         Envision Healthcare Corp. (fka Emergency Medical Services
                     Corp.), Initial Term Loan, 4.65% (LIBOR + 300 bps), 12/1/23       $     493,744
     637,000         U.S. Renal Care, Inc., First Lien Initial Term Loan, 5.94%
                     (LIBOR + 425 bps), 12/30/22                                             640,185
                                                                                       -------------
                                                                                       $   1,133,929
----------------------------------------------------------------------------------------------------
                     Health Care Supplies -- 0.2%
     260,788         Halyard Health, Inc., Term Loan, 4.39% (LIBOR + 275 bps),
                     11/1/21                                                           $     262,745
     577,100         Kinetic Concepts, Inc., Dollar Term Loan, 4.94%
                     (LIBOR + 325 bps), 2/2/24                                               579,769
     293,284         Sterigenics-Nordion Holdings LLC, Incremental Term Loan,
                     4.65% (LIBOR + 300 bps), 5/15/22                                        294,420
                                                                                       -------------
                                                                                       $   1,136,934
                                                                                       -------------
                     Total Health Care Equipment & Services                            $   2,789,362
----------------------------------------------------------------------------------------------------
                     HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                     Personal Products -- 0.1%
     451,940         Party City Holdings, Inc., 2018 Replacement Term Loan,
                     4.47% (LIBOR + 275 bps), 8/19/22                                  $     453,729
                                                                                       -------------
                     Total Household & Personal Products                               $     453,729
----------------------------------------------------------------------------------------------------
                     MATERIALS -- 0.4%
                     Construction Materials -- 0.1%
      46,318         CeramTec Service GmbH (CeramTec Acquisition Corp.),
                     Dollar Term B-3 Loan, 4.73% (LIBOR + 275 bps), 8/30/20            $      46,318
     151,127         CeramTec Service GmbH (CeramTec Acquisition Corp.),
                     Initial Dollar Term B-1 Loan, 4.73% (LIBOR + 275 bps), 8/30/20          151,127
      20,165         CeramTec Service GmbH (CeramTec Acquisition Corp.),
                     Initial Dollar Term B-2 Loan, 4.73% (LIBOR + 275 bps), 8/30/20           20,165
                                                                                       -------------
                                                                                       $     217,610
----------------------------------------------------------------------------------------------------
                     Diversified Chemicals -- 0.1%
     136,047         Tronox, Ltd., First Lien Blocked Dollar Term Loan, 4.69%
                     (LIBOR + 300 bps), 9/23/24                                        $     137,116
     313,953         Tronox, Ltd., First Lien Initial Dollar Term Loan, 4.69%
                     (LIBOR + 300 bps), 9/23/24                                              316,420
      42,532(f)      W. R. Grace & Co., Term Loan B1, 2/21/25                                 42,701
      72,913(f)      W. R. Grace & Co., Term Loan B2, 2/21/25                                 73,201
                                                                                       -------------
                                                                                       $     569,438
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

66 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Metal & Glass Containers -- 0.0%+
      62,837         BWay Holding Co., Initial Term Loan, 4.96% (LIBOR + 325 bps),
                     4/3/24                                                            $      63,164
----------------------------------------------------------------------------------------------------
                     Specialty Chemicals -- 0.2%
     847,100         MacDermid, Inc. (Platform Specialty Products Corp.),
                     Tranche B-6 Term Loan, 4.65% (LIBOR + 300 bps), 6/7/23            $     854,512
     267,822         MacDermid, Inc. (Platform Specialty Products Corp.),
                     Tranche B-7 Term Loan, 4.15% (LIBOR + 250 bps), 6/7/20                  269,050
     118,103         W.R. Grace & Co-CONN, U.S. Term Loan, 3.79%
                     (LIBOR + 200 bps), 2/3/21                                               118,768
                                                                                       -------------
                                                                                       $   1,242,330
                                                                                       -------------
                     Total Materials                                                   $   2,092,542
----------------------------------------------------------------------------------------------------
                     MEDIA -- 1.0%
                     Broadcasting -- 0.6%
     793,022         Gray Television, Inc., Term B-2 Loan, 3.83% (LIBOR + 225 bps),
                     2/7/24                                                            $     798,403
     192,443         Quebecor Media, Inc., Facility B-1 Tranche, 4.09%
                     (LIBOR + 225 bps), 8/17/20                                              192,924
     798,000         Raycom TV Broadcasting LLC, Tranche B-1 Term Loan, 3.87%
                     (LIBOR + 225 bps), 8/23/24                                              799,995
     500,000(f)      Sinclair Television Group, Inc., Term Loan B, 12/12/24                  502,188
     426,188         Sinclair Television Group, Inc., Tranche B Term Loan, 3.9%
                     (LIBOR + 225 bps), 1/3/24                                               427,054
      33,254         Tribune Media Co. (fka Tribune Co.), Term B Loan, 4.65%
                     (LIBOR + 300 bps), 12/27/20                                              33,348
     414,475         Tribune Media Co. (fka Tribune Co.), Term C Loan, 4.65%
                     (LIBOR + 300 bps), 1/26/24                                              415,640
                                                                                       -------------
                                                                                       $   3,169,552
----------------------------------------------------------------------------------------------------
                     Cable & Satellite -- 0.3%
     386,083         Mediacom Illinois LLC (fka Mediacom Communications LLC),
                     Tranche K Term Loan, 3.73% (LIBOR + 225 bps), 2/15/24             $     388,013
   1,025,000         Ziggo Secured Finance Partnership, Term Loan E Facility,
                     4.09% (LIBOR + 250 bps), 4/15/25                                      1,016,866
                                                                                       -------------
                                                                                       $   1,404,879
----------------------------------------------------------------------------------------------------
                     Movies & Entertainment -- 0.1%
     239,463         AMC Entertainment Holdings, Inc. (fka AMC Entertainment,
                     Inc.), Initial Term Loan, 3.84% (LIBOR + 225 bps), 12/15/22       $     240,571
     493,769         Live Nation Entertainment, Inc., Term B-3 Loan, 3.94%
                     (LIBOR + 225 bps), 10/31/23                                             498,295
                                                                                       -------------
                                                                                       $     738,866
                                                                                       -------------
                     Total Media                                                       $   5,313,297
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 67

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------
                     PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 0.1%
                     Pharmaceuticals -- 0.1%
     238,800         Endo Luxembourg Finance Co. I S.a.r.l., Initial Term Loan, 5.94%
                     (LIBOR + 425 bps), 4/29/24                                        $     238,919
     239,244         Mallinckrodt International Finance SA, 2017 Term B Loan, 4.44%
                     (LIBOR + 275 bps), 9/24/24                                              239,029
     223,872         Valeant Pharmaceuticals International, Inc., Series F-4 Tranche B
                     Term Loan, 5.08% (LIBOR + 350 bps), 4/1/22                              226,684
                                                                                       -------------
                     Total Pharmaceuticals, Biotechnology & Life Sciences              $     704,632
----------------------------------------------------------------------------------------------------
                     REAL ESTATE -- 0.1%
                     Hotel & Resort REIT -- 0.1%
     309,488         MGM Growth Properties Operating Partnership LP, Term B Loan,
                     3.9% (LIBOR + 225 bps), 4/25/23                                   $     311,394
                                                                                       -------------
                     Total Real Estate                                                 $     311,394
----------------------------------------------------------------------------------------------------
                     RETAILING -- 0.1%
                     Specialty Stores -- 0.1%
     448,875         Staples, Inc., Closing Date Term Loan, 5.79% (LIBOR + 400 bps),
                     9/12/24                                                           $     446,378
                                                                                       -------------
                     Total Retailing                                                   $     446,378
----------------------------------------------------------------------------------------------------
                     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.1%
                     Semiconductor Equipment -- 0.1%
     599,506         Sensata Technologies BV (Sensata Technologies Finance Co.
                     LLC), Sixth Amendment Term Loan, 3.33% (LIBOR + 175 bps),
                     10/14/21                                                          $     604,126
----------------------------------------------------------------------------------------------------
                     Semiconductors -- 0.0%+
      98,235         ON Semiconductor Corp., 2017 New Replacement Term B-2
                     Loan, 3.65% (LIBOR + 200 bps), 3/31/23                            $      98,856
                                                                                       -------------
                     Total Semiconductors & Semiconductor Equipment                    $     702,982
----------------------------------------------------------------------------------------------------
                     SOFTWARE & SERVICES -- 0.2%
                     Application Software -- 0.0%+
     245,352         Verint Systems, Inc., Refinancing Term Loan, 3.58%
                     (LIBOR + 200 bps/PRIME + 100 bps), 6/28/24                        $     246,272
----------------------------------------------------------------------------------------------------
                     Internet Software & Services -- 0.0%+
     183,928         Vantiv LLC (fka Fifth Third Processing Solutions LLC), New Term
                     B-3 Loan, 3.59% (LIBOR + 200 bps), 10/14/23                       $     185,231
----------------------------------------------------------------------------------------------------
                     IT Consulting & Other Services -- 0.1%
     390,970         CDW LLC (aka AP Exhaust Acq LLC) (fka CDW Corp.), Term Loan,
                     3.7% (LIBOR + 200 bps), 8/17/23                                   $     392,836
          59         Evergreen Skills Lux S.a.r.l., First Lien Initial Term Loan, 6.4%
                     (LIBOR + 475 bps), 4/28/21                                                   57
                                                                                       -------------
                                                                                       $     392,893
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

68 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     Systems Software -- 0.1%
     345,941         MA FinanceCo. LLC (aka Micro Focus International Plc), Tranche
                     B-2 Term Loan, 4.15% (LIBOR + 250 bps), 11/19/21                  $     346,266
                                                                                       -------------
                     Total Software & Services                                         $   1,170,662
----------------------------------------------------------------------------------------------------
                     TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                     Communication Equipment -- 0.1%
     274,741         Ciena Corp., Refinancing Term Loan, 4.09% (LIBOR + 250 bps),
                     1/28/22                                                           $     276,115
----------------------------------------------------------------------------------------------------
                     Electronic Equipment Manufacturers -- 0.0%+
     270,014         Zebra Technologies Corp., Tranche B Term Loan, 3.75%
                     (LIBOR + 200 bps), 10/27/21                                       $     271,659
                                                                                       -------------
                     Total Technology Hardware & Equipment                             $     547,774
----------------------------------------------------------------------------------------------------
                     TELECOMMUNICATIONS SERVICES -- 0.2%
                     Integrated Telecommunication Services -- 0.1%
     364,430         GCI Holdings, Inc., New Term B Loan, 3.9% (LIBOR + 225 bps),
                     2/2/22                                                            $     365,910
     225,000         Level 3 Financing, Inc., Tranche B 2024 Term Loan, 3.85%
                     (LIBOR + 225 bps), 2/22/24                                              225,623
                                                                                       -------------
                                                                                       $     591,533
----------------------------------------------------------------------------------------------------
                     Wireless Telecommunications Services -- 0.1%
     235,662         Virgin Media Bristol LLC, Facility K, 4.09% (LIBOR + 250 bps),
                     1/15/26                                                           $     236,735
                                                                                       -------------
                     Total Telecommunications Services                                 $     828,268
----------------------------------------------------------------------------------------------------
                     TRANSPORTATION -- 0.2%
                     Airlines -- 0.2%
     727,500         American Airlines, Inc., 2017 Replacement Term Loan, 3.58%
                     (LIBOR + 200 bps), 10/10/21                                       $     728,789
      95,960         Delta Air Lines, Inc., 2014 Term B-1 Loan, 4.09%
                     (LIBOR + 250 bps), 10/18/18                                              96,514
                                                                                       -------------
                     Total Transportation                                              $     825,303
----------------------------------------------------------------------------------------------------
                     UTILITIES -- 0.3%
                     Electric Utilities -- 0.3%
     770,327         APLP Holdings, Ltd. Partnership, Term Loan, 5.15%
                     (LIBOR + 350 bps), 4/13/23                                        $     779,282
     677,669         Eastern Power LLC (Eastern Covert Midco LLC)
                     (aka TPF II LC LLC), Term Loan, 5.4% (LIBOR + 375 bps),
                     10/2/23                                                                 687,169
                                                                                       -------------
                     Total Utilities                                                   $   1,466,451
----------------------------------------------------------------------------------------------------
                     TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                     (Cost $26,946,469)                                                $  27,215,716
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 69

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
----------------------------------------------------------------------------------------------------
                     TEMPORARY CASH INVESTMENTS -- 1.3% of Net Assets
                     COMMERCIAL PAPERS -- 0.6%
     500,000(g)      Amphenol Corp., 1.851%, 3/2/18                                    $     499,952
     520,000(g)      Bell Canada, 2.037%, 4/26/18                                            518,368
     250,000(g)      McDonald's Corp., 1.772%, 3/12/18                                       249,850
     655,000(g)      Schlumberger Holdings Corp., 2.007%, 4/26/18                            652,944
     550,000(g)      Time Warner, Inc., 1.96%, 3/20/18                                       549,435
     520,000(g)      UDR, Inc., 1.841%, 3/5/18                                               519,875
                                                                                       -------------
                                                                                       $   2,990,424
----------------------------------------------------------------------------------------------------
                     CERTIFICATES OF DEPOSIT -- 0.7%
   1,250,000(a)      Bank of Montreal, 2.3% (3 Month USD LIBOR + 70 bps),
                     3/16/18                                                           $   1,250,140
     535,000         Bank of Nova Scotia, 1.73%, 4/4/18                                      535,061
     308,000(a)      Credit Suisse AG, 2.823% (3 Month USD LIBOR + 130 bps),
                     3/8/18                                                                  308,030
     505,000(a)      DNB Bank ASA, 1.739% (1 Month USD LIBOR + 16 bps),
                     8/6/18                                                                  504,959
     250,000         DNB Bank ASA, 1.76%, 4/6/18                                             249,953
     585,000(a)      Mizuho Bank, Ltd., 2.175% (3 Month USD LIBOR + 50 bps),
                     9/24/18                                                                 585,421
     570,000(a)      Toronto-Dominion Bank, 1.84% (1 Month USD LIBOR + 26 bps),
                     5/7/18                                                                  570,307
                                                                                       -------------
                                                                                       $   4,003,871
----------------------------------------------------------------------------------------------------
                     TOTAL TEMPORARY CASH INVESTMENTS
                     (Cost $6,996,762)                                                 $   6,994,295
----------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 100.3%
                     (Cost $525,545,212)                                               $ 521,934,114
----------------------------------------------------------------------------------------------------
                     OTHER ASSETS AND LIABILITIES -- (0.3)%                               (1,632,345)
----------------------------------------------------------------------------------------------------
                     NET ASSETS -- 100.0%                                              $ 520,301,769
====================================================================================================

bps         Basis Points.

CMT         Constant Maturity Treasury Index.

FREMF       Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR       London Interbank Offered Rate.

PRIME       U.S. Federal Funds Rate.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

Strips      Separate trading of Registered interest and principal of securities.

ZERO        Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2018, the value of these securities amounted to $196,240,159, or 37.7% of net assets.

The accompanying notes are an integral part of these financial statements.

70 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

(Cat Bond)  Catastrophe or event-linked bond. At February 28, 2018, the value of these securities amounted to $19,612,388, or 3.8% of net assets. See Notes to Financial Statements -- Note 1H.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at February 28, 2018.

+ Securities that used significant unobservable inputs to determine their value.

(a) Floating rate note. Coupon rate, reference index and spread shown at February 28, 2018.

(b) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at February 28, 2018.

(c) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at February 28, 2018.

(d) Structured reinsurance investment. At February 28, 2018, the value of these securities amounted to $11,035,683, or 2.1,% of net assets. See Notes to Financial Statements -- Note 1H.

(e)         Rate to be determined.

(f) This term loan will settle after February 28, 2018, at which time the interest rate will be determined.

(g) Security issued with a zero coupon. Income is recognized through accretion of discount.

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS

-----------------------------------------------------------------------------------------
Number of
Contracts                      Expiration    Notional                       Unrealized
Long        Description        Date          Amount         Market Value    Depreciation
-----------------------------------------------------------------------------------------
            U.S. 2 Year Note
   630      (CBT)              06/29/18      $134,002,867   $133,855,313    $(147,554)

-----------------------------------------------------------------------------------------
Number of
Contracts                      Expiration    Notional                       Unrealized
Short       Description        Date          Amount         Market Value    Appreciation
-----------------------------------------------------------------------------------------
            U.S. 5 Year Note
    74      (CBT)              06/29/18      $  8,446,406   $  8,430,797    $  15,609
-----------------------------------------------------------------------------------------
    TOTAL FUTURES CONTRACTS                  $125,556,461   $125,424,516    $(131,945)
=========================================================================================

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2018, were as follows:

-----------------------------------------------------------------------------------------
                                                     Purchases           Sales
-----------------------------------------------------------------------------------------
Long-Term U.S. Government Securities                 $ 42,204,896        $ 22,686,210
Other Long-term Securities                           $100,214,982        $105,684,293

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 71

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 28, 2018, the Fund engaged in purchases and sales pursuant to these procedures amounting to $2,800,467 and $4,449,574, respectively, resulting in a net realized gain of $2,940.

At February 28, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $527,018,034 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there
        is an excess of value over tax cost                                             $ 2,008,092
     Aggregate gross unrealized depreciation for all investments in which there
        is an excess of tax cost over value                                              (7,223,957)
                                                                                        -----------
     Net unrealized depreciation                                                        $(5,215,865)
                                                                                        ===========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 28, 2018, in valuing the Fund's investments.

----------------------------------------------------------------------------------------------------
                                         Level 1        Level 2          Level 3       Total
----------------------------------------------------------------------------------------------------
Asset Backed Securities                  $         --   $    83,134,112  $         --  $ 83,134,112
Collateralized Mortgage Obligations                --       152,975,658            --   152,975,658
Corporate Bonds
   Insurance
      Reinsurance                                  --        19,612,388    11,035,683    30,648,071
   All Other Corporate Bonds                       --       183,053,925            --   183,053,925
U.S. Government and Agency Obligations             --        37,912,337            --    37,912,337
Senior Secured Floating Rate
   Loan Interests                                  --        27,215,716            --    27,215,716
Commercial Papers                                  --         2,990,424            --     2,990,424
Certificates of Deposit                            --         4,003,871            --     4,003,871
----------------------------------------------------------------------------------------------------
Total Investments in Securities          $         --   $   510,898,431  $ 11,035,683  $521,934,114
----------------------------------------------------------------------------------------------------
Other Financial Instruments
   Net unrealized depreciation on
      futures contracts                  $   (131,945)  $            --  $         --  $   (131,945)
----------------------------------------------------------------------------------------------------
Total Other Financial Instruments        $   (131,945)  $            --  $         --  $   (131,945)
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

72 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

---------------------------------------------------------------------------------
                                                                     Corporate
                                                                     Bonds
---------------------------------------------------------------------------------
Balance as of 8/31/17                                                $ 9,761,646
Realized gain (loss)(1)                                                   (3,989)
Changed in unrealized appreciation (depreciation)(2)                    (939,258)
Accrued discounts/premiums                                               (18,380)
Purchases                                                              4,045,245
Sales                                                                 (1,809,581)
Transfers in to Level 3*                                                      --
Transfers out of Level 3*                                                     --
---------------------------------------------------------------------------------
Balance as of 2/28/18                                                $11,035,683
=================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For six months ended February 28, 2018, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of
     Level 3 investments still held and considered Level 3 at
     February 28, 2018:                                                $(850,927)
                                                                       ---------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 73

Statement of Assets and Liabilities | 2/28/18 (unaudited)

ASSETS:
  Investments in unaffiliated securities at value (cost $525,545,212)                  $521,934,114
  Cash                                                                                      225,241
  Futures collateral                                                                        328,000
  Due from broker for futures                                                               131,943
  Receivables --
     Investment securities sold                                                           1,288,342
     Fund shares sold                                                                     1,071,156
     Interest                                                                             1,736,152
  Other assets                                                                               54,832
----------------------------------------------------------------------------------------------------
         Total assets                                                                  $526,769,780
====================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                   $  3,813,831
     Fund shares repurchased                                                              1,953,598
     Distributions                                                                          211,534
     Trustees' fees                                                                           3,739
  Variation margin for futures contracts                                                      6,938
  Net unrealized depreciation on futures contracts                                          131,945
  Due to affiliates                                                                          35,796
  Accrued expenses                                                                          310,630
----------------------------------------------------------------------------------------------------
         Total liabilities                                                             $  6,468,011
====================================================================================================
NET ASSETS:
  Paid-in capital                                                                      $542,470,128
  Distributions in excess of net investment income                                       (1,054,307)
  Accumulated net realized loss on investments                                          (17,371,009)
  Net unrealized depreciation on investments                                             (3,743,043)
----------------------------------------------------------------------------------------------------
         Net assets                                                                    $520,301,769
====================================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $148,858,731/15,808,473 shares)                                    $       9.42
  Class C (based on $74,235,298/7,896,837 shares)                                      $       9.40
  Class C2 (based on $1,823,988/193,983 shares)                                        $       9.40
  Class K (based on $15,607,594/1,655,416 shares)                                      $       9.43
  Class Y (based on $279,776,158/29,775,277 shares)                                    $       9.40

The accompanying notes are an integral part of these financial statements.

74 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

Statement of Operations (unaudited)

For the Six Months Ended 2/28/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                    $  7,319,851
----------------------------------------------------------------------------------------------------
         Total investment income                                                       $  7,319,851
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                       $    978,399
  Administrative expense                                                      85,711
  Transfer agent fees
     Class A                                                                 102,479
     Class C                                                                  21,065
     Class C2                                                                    694
     Class K                                                                     118
     Class Y                                                                 164,028
  Distribution fees
     Class A                                                                 154,789
     Class C                                                                 199,381
     Class C2                                                                  4,757
  Shareholder communications expense                                          16,356
  Custodian fees                                                              57,078
  Registration fees                                                           49,103
  Professional fees                                                           32,549
  Printing expense                                                            14,659
  Pricing fees                                                               109,378
  Trustees' fees                                                              11,282
  Miscellaneous                                                               11,914
----------------------------------------------------------------------------------------------------
     Total expenses                                                                    $  2,013,740
----------------------------------------------------------------------------------------------------
         Net investment income                                                         $  5,306,111
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on:
     Investments from unaffiliated issuers                              $   (557,976)
     Futures contracts                                                    (1,435,508)  $ (1,993,484)
----------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation on:
     Investments from unaffiliated issuers                              $ (4,487,234)
     Futures contracts                                                      (158,677)  $ (4,645,911)
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                               $ (6,639,395)
----------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                 $ (1,333,284)
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 75

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                      Ended
                                                                      2/28/18         Year Ended
                                                                      (unaudited)     8/31/17
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                          $   5,306,111   $  10,029,607
Net realized gain (loss) on investments                                  (1,993,484)       (515,308)
Change in net unrealized appreciation (depreciation)
  on investments                                                         (4,645,911)      1,574,859
----------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations                                              $  (1,333,284)  $  11,089,158
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.10 and $0.19 per share, respectively)               $  (1,664,498)  $  (3,462,089)
      Class C ($0.09 and $0.17 per share, respectively)                    (768,292)     (1,561,362)
      Class C2 ($0.09 and $0.17 per share, respectively)                    (18,220)        (46,852)
      Class K ($0.12 and $0.22 per share, respectively)                    (190,847)       (363,296)
      Class Y ($0.11 and $0.21 per share, respectively)                  (3,627,365)     (6,616,467)
----------------------------------------------------------------------------------------------------
         Total distributions to shareowners                           $  (6,269,222)  $ (12,050,066)
====================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                     $ 106,126,864   $ 280,503,960
Reinvestment of distributions                                             4,862,514       9,767,875
Cost of shares repurchased                                             (180,458,372)   (266,958,230)
----------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                                      $ (69,468,994)  $  23,313,605
----------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                           $ (77,071,500)  $  22,352,697
NET ASSETS:
Beginning of period                                                   $ 597,373,269   $ 575,020,572
----------------------------------------------------------------------------------------------------
End of period                                                         $ 520,301,769   $ 597,373,269
----------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                      $  (1,054,307)  $     (91,196)
====================================================================================================

The accompanying notes are an integral part of these financial statements.

76 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------------
                                         Six Months    Six Months
                                         Ended         Ended
                                         2/28/18       2/28/18          Year Ended    Year Ended
                                         Shares        Amount           8/31/17       8/31/17
                                         (unaudited)   (unaudited)      Shares        Amount
----------------------------------------------------------------------------------------------------
Class A
Shares sold                                2,713,034   $  25,714,740      5,884,460   $  56,033,924
Reinvestment of distributions                151,123       1,430,593        314,822       3,001,290
Less shares repurchased                   (4,069,072)    (38,560,856)    (7,996,253)    (76,240,420)
----------------------------------------------------------------------------------------------------
      Net decrease                        (1,204,915)  $ (11,415,523)    (1,796,971)  $ (17,205,206)
====================================================================================================
Class C
Shares sold                                1,110,628   $  10,523,325      3,155,621   $  30,044,298
Reinvestment of distributions                 79,849         754,319        159,338       1,516,582
Less shares repurchased                   (2,073,310)    (19,608,480)    (4,701,605)    (44,761,514)
----------------------------------------------------------------------------------------------------
      Net decrease                          (882,833)  $  (8,330,836)    (1,386,646)  $ (13,200,634)
====================================================================================================
Class C2
Shares sold                                    4,692   $      44,432         32,796   $     312,873
Reinvestment of distributions                    818           7,731          2,133          20,313
Less shares repurchased                      (28,708)       (271,939)      (124,645)     (1,187,287)
----------------------------------------------------------------------------------------------------
      Net decrease                           (23,198)  $    (219,776)       (89,716)  $    (854,101)
====================================================================================================
Class K
Shares sold                                   47,861   $     453,407        121,903   $   1,161,557
Reinvestment of distributions                  1,343          12,730          1,308          12,486
Less shares repurchased                      (11,020)       (104,446)      (229,997)     (2,199,882)
----------------------------------------------------------------------------------------------------
      Net increase (decrease)                 38,184   $     361,691       (106,786)  $  (1,025,839)
====================================================================================================
Class Y
Shares sold                                7,333,675   $  69,390,960     20,278,455   $ 192,951,308
Reinvestment of distributions                281,266       2,657,141        548,385       5,217,204
Less shares repurchased                  (12,892,625)   (121,912,651)   (14,985,173)   (142,569,127)
----------------------------------------------------------------------------------------------------
      Net increase (decrease)             (5,277,684)  $ (49,864,550)     5,841,667   $  55,599,385
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 77

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended          Year         Year         Year       Year        Year
                                                       2/28/18        Ended        Ended        Ended      Ended       Ended
                                                       (unaudited)    8/31/17      8/31/16*     8/31/15*   8/31/14*    8/31/13
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                   $   9.54       $   9.56     $   9.57     $   9.66   $    9.66   $   9.72
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                        $   0.08(a)    $   0.16(a)  $   0.13(a)  $   0.10   $    0.13   $   0.21
   Net realized and unrealized gain (loss)
      on investments                                      (0.10)          0.01         0.01        (0.03)       0.02      (0.04)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations     $  (0.02)      $   0.17     $   0.14     $   0.07   $    0.15   $   0.17
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                               $  (0.10)      $  (0.19)    $  (0.15)    $  (0.16)  $   (0.15)  $  (0.23)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $  (0.12)      $  (0.02)    $  (0.01)    $  (0.09)  $      --   $  (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   9.42       $   9.54     $   9.56     $   9.57   $    9.66   $   9.66
=================================================================================================================================
Total return (b)                                          (0.19)%(c)      1.82%        1.50%        0.74%       1.58%      1.71%
Ratio of net expenses to average net assets                0.82%(d)       0.84%        0.79%        0.82%       0.79%      0.88%
Ratio of net investment income (loss) to average
   net assets                                              1.80%(d)       1.64%        1.41%        1.12%       1.34%      1.95%
Portfolio turnover rate                                      24%(c)         70%          44%          48%         41%        28%
Net assets, end of period (in thousands)               $148,859       $162,375     $179,870     $205,451   $ 230,938   $169,587
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for
   fees paid indirectly:
   Total expenses to average net assets                    0.82%(d)       0.84%        0.79%        0.82%       0.79%      0.98%
   Net investment income (loss) to average net assets      1.80%(d)       1.64%        1.41%        1.12%       1.34%      1.85%
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

78 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

---------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year        Year        Year      Year       Year
                                                             2/28/18       Ended       Ended       Ended     Ended      Ended
                                                             (unaudited)   8/31/17     8/31/16*    8/31/15*  8/31/14*   8/31/13
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  9.53       $  9.54     $  9.55     $  9.65   $   9.65   $  9.70
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.07(a)    $  0.14(a)  $  0.11(a)  $  0.08   $   0.11   $  0.15
   Net realized and unrealized gain (loss) on investments      (0.11)         0.02        0.01       (0.04)      0.02     (0.04)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.04)      $  0.16     $  0.12     $  0.04   $   0.13   $  0.11
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.09)      $ (0.17)    $ (0.13)    $ (0.14)  $  (0.13)  $ (0.16)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.13)      $ (0.01)    $ (0.01)    $ (0.10)  $     --   $ (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.40       $  9.53     $  9.54     $  9.55   $   9.65   $  9.65
=================================================================================================================================
Total return (b)                                               (0.41)%(c)     1.69%       1.25%       0.40%      1.31%     1.09%
Ratio of net expenses to average net assets                     1.04%(d)      1.05%       1.05%       1.06%      1.06%     1.53%
Ratio of net investment income (loss) to average net assets     1.58%(d)      1.42%       1.16%       0.87%      1.07%     1.39%
Portfolio turnover rate                                           24%(c)        70%         44%         48%        41%       28%
Net assets, end of period (in thousands)                     $74,235       $83,649     $97,028     $98,585   $ 93,355   $52,072
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.04%(d)      1.05%       1.05%       1.06%      1.06%     1.54%
   Net investment income (loss) to average net assets           1.58%(d)      1.42%       1.16%       0.87%      1.07%     1.38%
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 79

---------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months
                                                        Ended         Year        Year        Year      Year
                                                        2/28/18       Ended       Ended       Ended     Ended        8/1/13
                                                        (unaudited)   8/31/17     8/31/16*    8/31/15*  8/31/14*     to 8/31/13
---------------------------------------------------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                    $  9.53       $  9.55     $  9.56     $  9.65   $   9.65     $  9.65
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                         $  0.07(a)    $  0.14(a)  $  0.11(a)  $  0.08   $   0.13     $  0.02
   Net realized and unrealized gain (loss)
      on investments                                      (0.11)         0.01        0.01       (0.03)      0.00(b)    (0.01)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations      $ (0.04)      $  0.15     $  0.12     $  0.05   $   0.13     $  0.01
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                $ (0.09)      $ (0.17)    $ (0.13)    $ (0.14)  $  (0.13)    $ (0.01)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $ (0.13)      $ (0.02)    $ (0.01)    $ (0.09)  $     --     $    --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  9.40       $  9.53     $  9.55     $  9.56   $   9.65     $  9.65
=================================================================================================================================
Total return (c)                                          (0.42)%(d)     1.57%       1.28%       0.51%      1.37%       0.15%(d)
Ratio of net expenses to average net assets                1.06%(e)      1.05%       1.04%       1.04%      1.05%       1.01%(e)
Ratio of net investment income (loss) to average
   net assets                                              1.56%(e)      1.42%       1.17%       0.90%      1.13%       2.07%(e)
Portfolio turnover rate                                      24%(d)        70%         44%         48%        41%         28%(e)
Net assets, end of period (in thousands)                $ 1,824       $ 2,070     $ 2,930     $ 3,014   $  2,934     $    26
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 or $(0.01) per-share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)  Not annualized.

(e)  Annualized.

The accompanying notes are an integral part of these financial statements.

80 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

---------------------------------------------------------------------------------------------------------------------------------
                                                                               Six Months
                                                                               Ended         Year        Year
                                                                               2/28/18       Ended       Ended       12/1/14 to
                                                                               (unaudited)   8/31/17     8/31/16*    8/31/15*
---------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                           $  9.56       $  9.57     $  9.58     $  9.65
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                $  0.10(a)    $  0.19(a)  $  0.17(a)  $ (0.18)
   Net realized and unrealized gain (loss) on investments                        (0.11)         0.02        0.00(b)     0.26
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                             $ (0.01)      $  0.21     $  0.17     $  0.08
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                       $ (0.12)      $ (0.22)    $ (0.18)    $ (0.15)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $ (0.13)      $ (0.01)    $ (0.01)    $ (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  9.43       $  9.56     $  9.57     $  9.58
=================================================================================================================================
Total return (c)                                                                 (0.13)%(d)     2.25%       1.81%       0.84%(d)
Ratio of net expenses to average net assets                                       0.49%(e)      0.49%       0.50%       0.50%(e)
Ratio of net investment income (loss) to average net assets                       2.14%(e)      1.99%       1.74%       1.26%(e)
Portfolio turnover rate                                                             24%(d)        70%         44%         48%
Net assets, end of period (in thousands)                                       $15,608       $15,454     $16,502     $ 2,251
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 or $(0.01) per-share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)  Not annualized.

(e)  Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 81

---------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended          Year         Year         Year       Year        Year
                                                       2/28/18        Ended        Ended        Ended      Ended       Ended
                                                       (unaudited)    8/31/17      8/31/16*     8/31/15*   8/31/14*    8/31/13
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                   $   9.52       $   9.54     $   9.55     $   9.64   $    9.64   $   9.70
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                        $   0.09(a)    $   0.18(a)  $   0.15(a)  $   0.11   $    0.16   $   0.24
   Net realized and unrealized gain (loss)
      on investments                                      (0.10)          0.01         0.01        (0.02)       0.02      (0.04)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations     $  (0.01)      $   0.19     $   0.16     $   0.09   $    0.18   $   0.20
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                               $  (0.11)      $  (0.21)    $  (0.17)    $  (0.18)  $   (0.18)  $  (0.26)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $  (0.12)      $  (0.02)    $  (0.01)    $  (0.09)  $      --   $  (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   9.40       $   9.52     $   9.54     $   9.55   $    9.64   $   9.64
=================================================================================================================================
Total return (b)                                          (0.09)%(c)      2.04%        1.71%        0.97%       1.84%      2.03%
Ratio of net expenses to average net assets                0.59%(d)       0.61%        0.59%        0.60%       0.57%      0.59%
Ratio of net investment income (loss) to average
   net assets                                              2.02%(d)       1.88%        1.61%        1.33%       1.57%      2.34%
Portfolio turnover rate                                      24%(c)         70%          44%          48%         41%        28%
Net assets, end of period (in thousands)               $279,776       $333,825     $278,689     $288,108   $ 403,710   $264,018
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

82 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

Notes to Financial Statements | 2/28/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-ended management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's Investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 83

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information

84 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 85

     At February 28, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on an accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates, and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/ amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

86 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted or permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2017 was as follows:

     ----------------------------------------------------------------------------
                                                                            2017
     ----------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $ 12,050,066
     ----------------------------------------------------------------------------
          Total                                                     $ 12,050,066
     ============================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2017:

     ----------------------------------------------------------------------------
                                                                            2017
     ----------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $  1,003,387
     Capital loss carryforward                                       (14,797,584)
     Current year dividend payable                                      (201,702)
     Unrealized depreciation                                            (569,954)
     ----------------------------------------------------------------------------
          Total                                                     $(14,565,853)
     ============================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and reinsurance sidecars, the tax treatment of premium and amortization and the mark to market of futures contracts.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 87

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $1,839 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2018.

F.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the

88 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     The Fund invests in below investment grade (high yield) debt securities. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. While the fund's adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the fund cannot control the cybersecurity plans and systems put in place by service providers to the fund such as Brown Brothers Harriman & Co., the fund's custodian and accounting agent, DST Asset Manager Solutions, Inc., the fund's transfer agent. In addition, many beneficial owners of fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 89

H.   Insurance-Linked Securities ("ILS")

     Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

90 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. There were no open repurchase agreements at February 28, 2018.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at February 28, 2018 is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuations in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 91 value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the six months ended February 28, 2018, was $126,534,744.

     Open futures contracts outstanding at February 28, 2018 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the six months ended February 28, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.35% (annualized) of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $26,459 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 28, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended February 28, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $ 4,532
Class C                                                                    3,275
Class C2                                                                      45
Class K                                                                      105
Class Y                                                                    8,399
--------------------------------------------------------------------------------
  Total                                                                  $16,356
================================================================================

92 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

4. Distribution Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Further pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,337 in distribution fees payable to the Distributor at February 28, 2018.

In addition, redemptions of each class of shares (except Class K or Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C and Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 28, 2018, CDSCs in the amount of $4,597 were paid to the Distributor.

5. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 93

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at February 28, 2018 was as follows:

--------------------------------------------------------------------------------
                                                 Foreign
Statement of             Interest      Credit    Exchange    Equity    Commodity
Assets and Liabilities   Rate Risk     Risk      Rate Risk   Risk      Risk
--------------------------------------------------------------------------------
Liabilities
 Net unrealized
   depreciation on
   futures contracts     $131,945      $--       $--         $--       $--
--------------------------------------------------------------------------------
   Total Value           $131,945      $--       $--         $--       $--
================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 28, 2018 was as follows:

--------------------------------------------------------------------------------
                                                 Foreign
Statement of             Interest      Credit    Exchange    Equity    Commodity
Operations               Rate Risk     Risk      Rate Risk   Risk      Risk
--------------------------------------------------------------------------------
Net realized gain
 (loss) on
 Futures contracts       $(1,435,508)  $--       $--         $--       $--
--------------------------------------------------------------------------------
   Total Value           $(1,435,508)  $--       $--         $--       $--
================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on
 Futures contracts       $ (158,677)   $--       $--         $--       $--
--------------------------------------------------------------------------------
  Total Value            $ (158,677)   $--       $--         $--       $--
================================================================================

94 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and
David R. Bock                                 Chief Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley, Secretary and
Lorraine H. Monchak                           Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 95

                          This page is for your notes.

96 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

                          This page is for your notes.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 97

                          This page is for your notes.

98 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

                          This page is for your notes.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18 99

                          This page is for your notes.

100 Pioneer Short Term Income Fund | Semiannual Report | 2/28/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 19127-12-0418

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Short Term Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 26, 2018

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date April 26, 2018

* Print the name and title of each signing officer under his or her signature.